                         J.P. MORGAN INSTITUTIONAL FUNDS

      As filed with the Securities and Exchange Commission on July 27, 2001.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 86

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 87

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)

                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (617) 557-0700

            Sharon Weinberg, c/o J.P. Morgan Funds Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)

Copy to:    John E. Baumgardner, Jr., Esq.   Sharon Weinberg                           Cynthia G. Cobden, Esq.
            Sullivan & Cromwell              J.P. Morgan Fund Distributors, Inc.       Simpson Thacher & Bartlett
            125 Broad Street New York,       1211 Avenue of the Americas               425 Lexington Avenue
            New York 10004                   New York, New York 10036                  New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[x] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS SEPTEMBER 2001
SUBJECT TO COMPLETION, JULY 27, 2001

JPMORGAN FUNDS
CLASS A, CLASS B AND CLASS C SHARES

BOND FUND

ENHANCED INCOME FUND

GLOBAL HIGH YIELD BOND FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

STRATEGIC INCOME FUND

U.S. TREASURY INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO]JPMORGAN FLEMING
      Asset Management


[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN A STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Bond Fund                                                              1

Enhanced Income Fund                                                   7

Global High Yield Bond Fund                                           11

Global Strategic Income Fund                                          16

Short Term Bond Fund                                                  22

Strategic Income Fund                                                 28

U.S. Treasury Income Fund                                             34

Funds' Management and Administration                                  40

How Your Account Works                                                42

   Know Which Classes to Buy                                          42

   Buying Fund Shares                                                 44

   Selling Fund Shares                                                45

   Exchanging Fund Shares                                             46

Distributions and Taxes                                               47

Shareholder Services                                                  48

Risk and Reward Elements                                              50

Investments                                                           53

Financial Highlights                                                  55

How To Reach Us                                               Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed

[SIDENOTE]

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                  PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
CLASS A SHARES                                    5.94               5.04               6.95
CLASS B SHARES                                    5.93               5.71               7.45
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                                    11.59               6.45               8.00

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991            13.45%
1992             6.53%
1993             9.98%
1994            -2.68%
1995            18.42%
1996             3.30%
1997             9.29%
1998             7.54%
1999            -0.55%
2000            10.93%

BEST QUARTER                              6.30%
                             2nd quarter, 1995
WORST QUARTER                            -2.38%
                             1st quarter, 1994

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASS B SHARES

The sales charges and estimated expenses of Classes A and Class B Shares before and after reimbursement are shown below. Class A and Class B Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL      FEE WAIVER
                    MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER       OPERATING  AND EXPENSE       NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
CLASS A SHARES      0.30          0.25          0.25     0.35        1.15       0.40              0.75
CLASS B SHARES      0.30          0.75          0.25     0.35        1.65       0.15              1.50

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A and Class B with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS A SHARES*                           $523           $761             $1,018          $1,751
CLASS B SHARES**                          $653           $806             $1,083          $1,809***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS B SHARES                            $153           $506             $883            $1,809***

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages __-__.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current income consistent with principal preservation. This goal can be changed without shareholder approval.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that JPMIM, the adviser, believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

THE FUND'S PAST PERFORMANCE

The Fund is recently activated and therefore the Fund has no performance history once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE             MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY              CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE        LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                  PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     1.50%                            NONE
CLASS B SHARES                     NONE                              --
CLASS C SHARES                     NONE                              --

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                  MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING   AND EXPENSE        NET
                  FEES          FEES          FEES     EXPENSES(1)  EXPENSES    REIMBURSEMENT(2)   EXPENSES(2)
CLASS A SHARES    0.25          0.25          0.25     0.65         1.40        0.65               0.75
CLASS B SHARES    0.25          0.75          0.25     0.65         1.90        0.65               1.25
CLASS C SHARES    0.25          0.75          0.25     0.65         1.90        0.65               1.25

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75%, 1.25% AND 1.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/07/02.

EXPENSE EXAMPLE(2) The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $225            $523            $  843           $1,749
CLASS B SHARES**                         $127            $534            $  966           $2,039***
CLASS C SHARES***                        $127            $534            $  966           $2,169

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $127            $534            $966             $2,039***
CLASS C SHARES                           $127            $534            $966             $2,169

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the JPMIM, adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The estimated annual expenses for Class A, Class B and Class C Shares after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                                                   FEE WAIVER
                                                                                   AND
                    MANAGE-   DISTRIBU-      SHAREHOLDER                TOTAL      EXPENSE
                    MENT      TION           SERVICE       OTHER        OPERATING  REIMBURSE-    NET
                    FEES      (12b-1) FEES   FEES          EXPENSES(1)  EXPENSES   MENT(2)       EXPENSES(2)
CLASS A SHARES      0.55      0.25           0.25          0.63         1.68       0.53          1.15
CLASS B SHARES      0.55      0.75           0.25          0.63         2.18       0.53          1.65
CLASS C SHARES      0.55      0.75           0.25          0.63         2.18       0.53          1.65

(1)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.15%, 1.65% AND 1.65% RESPECTIVELY, OF THE THEIR AVERAGE DAILY NET ASSETS WITH THROUGH 9/7/02.

EXAMPLE(3) This example helps you compare the cost of investing in Class A, Class B and Class C shares of the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000;

-    you redeem all shares or you hold them;

-    your investment has a 5% return each year;

-    you reinvest all your dividends; and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return on Class A, B and C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $562            $906            $1,274           $2,305
CLASS B SHARES**                         $668            $931            $1,321           $2,345***
CLASS C SHARES**                         $268            $631            $1,121           $2,472

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $168            $631            $1,121           $2,345***
CLASS C SHARES                           $168            $631            $1,121           $2,472

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar (range 0-25%)

-    35% public/private mortgages (range 20-45%)

-    15% public/private corporates (range 5-25%)

-    15% emerging markets (range 0-25%)

-    23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                                       PAST 1 YEAR         LIFE OF FUND
CLASS A                                                                 3.12                4.72
CLASS B                                                                 3.02                5.38
CLASS C                                                                 6.95                6.02
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                                                    11.63                7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B AND CLASS C SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1998             2.59%
1999             2.51%
2000             7.98%

BEST QUARTER                              3.13%
                             1st quarter, 1998
WORST QUARTER                            -1.45%
                             3rd quarter, 1998

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                  MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                  FEES          FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
CLASS A SHARES    0.45          0.25          0.25     0.75         1.70       0.45              1.25
CLASS B SHARES    0.45          0.75          0.25     0.75         2.20       0.45              1.75
CLASS C SHARES    0.45          0.75          0.25     0.75         2.20       0.45              1.75

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, Class B and Class C shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    you redeem all shares or you hold them

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

The example is for comparison only; the actual return of Class A, Class B and Class C Shares your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $572            $920            $1,291           $2,332
CLASS B SHARES**                         $678            $945            $1,339           $2,372***
CLASS C SHARES**                         $278            $645            $1,139           $2,499

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $178            $645            $1,139           $2,372***
CLASS C SHARES                           $178            $645            $1,139           $2,499

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDNOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                      PAST 1 YEAR       PAST 5 YEARS        LIFE OF FUND
CLASS A                                               5.59              5.47                5.34
CLASS B                                               2.23              5.47                5.55
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                                   8.00              5.92                5.76

(1) THE FUND COMMENCED OPERATIONS ON 9/13/93. FOR THE PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1994             0.36%
1995            10.80%
1996             5.10%
1997             6.40%
1998             7.04%
1999             3.21%
2000             7.23%

BEST QUARTER                              3.36%
                             2nd quarter, 1995
WORST QUARTER                            -0.47%
                             1st quarter, 1994

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASSB SHARES

The sales charges and estimated expenses of Classes A and Class B shares before and after reimbursement are shown below. Class A and Class B shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     1.50%                              NONE
CLASS B SHARES                     NONE                               5.00

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                    MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING  AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4) EXPENSES(4)
CLASS A SHARES      0.25          0.25          0.25     0.41         1.16       (0.41)           0.75
CLASS B SHARES      0.25          0.75          0.25     0.41         1.66       (0.41)           1.25

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A and Class B with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    you redeem all shares or you hold them

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter

The example is for comparison only; the actual return of Class A and Class B shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $225            $473            $740             $1,502
CLASS B SHARES**                         $627            $783            $1,064           $1,798***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $127            $483            $864             $1,798***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believe that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE
FUND WILL PERFORM IN THE FUTURE.

THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDING DECEMBER 31, 2000(1)

                                                       PAST 1 YEAR       LIFE OF FUND
CLASS A SHARES (AFTER EXPENSES)                        -3.20             1.04
CLASS B SHARES (AFTER EXPENSES)                        -3.74             1.73
CLASS C SHARES (AFTER EXPENSES)                        -0.02             2.98
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)              11.63             5.14
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO EXPENSES)   -0.36             0.22



1. THE FUND COMMENCED OPERATION ON _____. (2) THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B AND CLASS C SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

2. THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1999              6.39%
2000              1.40%

BEST QUARTER                              2.89%
                             4th quarter, 1999
WORST QUARTER                            -0.57%
                             3rd quarter, 2000

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

                               DISTRIBU-   SHARE-                 TOTAL
                    MANAGE-    TION        HOLDER                 ANNUAL      FEE WAIVER
                    MENT       (12b-1)     SERVICE   OTHER        OPERATING   AND EXPENSE       NET
CLASS OF SHARES     FEES       FEES        FEES      EXPENSES(3)  EXPENSES    REIMBURSEMENT     EXPENSES(4)
CLASS A             0.50       0.25        0.25      1.65         2.65        1.40              1.25
CLASS B             0.50       0.75        0.25      1.64         3.14        1.39              1.75
CLASS C             0.50       0.75        0.25      1.64         3.14        1.39              1.75

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, Class B and Class C shares with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000

-    you redeem all shares or you hold them

-    your investment has a 5% return each year

-    you reinvest all your dividends, and

- net operating expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $572            $1,109          $1,672           $3,200
CLASS B SHARES**                         $678            $1,138          $1,724           $3,238***
CLASS C SHARES**                         $278            $  838          $1,524           $3,352

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $178            $838            $1,524           $3,238***
CLASS C SHARES                           $178            $838            $1,524           $3,352

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

-    debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The Fund's adviser JPFAM (USA) will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.79%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991             14.79%
1992              5.87%
1993             10.32%
1994             -4.46%
1995             17.53%
1996              1.26%
1997              8.34%
1998              8.78%
1999             -2.96%
2000             12.61%

BEST QUARTER                              5.87%
                             2nd quarter, 1995
WORST QUARTER                            -2.98%
                             1st quarter, 1994

(1.) THE FUND COMMENCED OPERATION ON   .

(2.) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDING DECEMBER 31, 2000(3)

                                                        PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
CLASS A SHARES                                           7.58%             4.49%              6.49%
CLASS B SHARES                                           6.64%             4.25%              6.38%
LEHMAN U.S. GOV'T BOND INDEX                            13.24%             6.49%              7.92%
LEHMAN U.S. TREASURY BOND INDEX                         13.52%             6.49%              7.92%
LIPPER GENERAL U.S. GOV'T FUNDS INDEX                   11.89%             5.54%              6.75%


(3) CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 4, 1993. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IN 1993 IS BASED ON THE PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF              LOWER OF ORIGINAL PURCHASE
CLASS OF SHARES                    THE OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
CLASS A                            4.50%                              NONE
CLASS B                            NONE                               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                      TOTAL
                                                SHARE-                ANNUAL
                                                HOLDER                FUND       FEE WAIVER
                    MANAGEMENT    DISTRIBUTION  SERVICE  OTHER        OPERATING  AND EXPENSE        NET
CLASS OF SHARES     FEES          (12b-1) FEES  FEES     EXPENSES(4)  EXPENSES   REIMBURSEMENTS(5)  EXPENSES(4)
CLASS A             0.30          0.25          0.25     0.50         1.30       0.55               0.75
CLASS B             0.30          0.75          0.25     0.50         1.80       0.16               1.64

(4)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000

-    you sell all your shares at the end of each period

-    your investment has a 5% return each year

-    you reinvest all your dividends, and

- net operating expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS A SHARES*                           $647           $912             $1,197          $2,007
CLASS B SHARES**                          $667           $851             $1,160          $1,971***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS B SHARES                            $167           $551             $960            $1,971***

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Short Term Bond, Bond, Global High Yield and Global Strategic Income Funds are series of J.P.Morgan Institutional Funds; the Enhanced Income Fund is a series of J.P. Morgan Series Trust; and the Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Series Trust and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Global High Yield Bond, Enhanced Income Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue,
New York, NY 10036

JPMFAM (USA) is the investment adviser to the Strategic Income Fund and U.S. Treasury Income Fund. JPFAM (USA) makes the day-to-day investment decisions for the U.S. Treasury Income Fund and part of the Strategic Income Fund. JPMFAM
(USA) is located at 1211 Avenue of the Americas New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                               FISCAL
FUND                           YEAR END      %
BOND FUND                      10/31       0.30%
ENHANCED INCOME FUND           10/31       0.25%
GLOBAL HIGH YIELD FUND         10/31       0.55%
GLOBAL STRATEGIC INCOME FUND   10/31       0.45%
SHORT TERM BOND FUND           10/31       0.25%
STRATEGIC INCOME FUND          10/31       0.00%
U.S. TREASURY FUND             10/31       0.30%

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS DISTRIBUTOR

J.P. Morgan (JPFD) Fund Distributors Inc., is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You must pay a sales charge to buy Class A, B or C shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, GLOBAL HIGH YIELD BOND, GLOBAL STRATEGIC INCOME, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)

                                AS % OF THE    AS %
                                OFFERING       OF NET
AMOUNT OF                       PRICE          AMOUNT
INVESTMENT                      PER SHARE      INVESTED
LESS THAN $100,000              4.50%          6.10%
$100,000 BUT UNDER $250,000     3.75%          3.90%
$250,000 BUT UNDER $500,000     2.50%          2.56%
$500,000 BUT UNDER $1 MILLION   2.00%          2.04%

TOTAL SALES CHARGE (SHORT TERM BOND AND ENHANCED INCOME FUNDS)

                                AS % OF THE    AS %
                                OFFERING       OF NET
AMOUNT OF                       PRICE          AMOUNT
INVESTMENT                      PER SHARE      INVESTED
LESS THAN $100,000              1.50%          1.52%
$100,000 BUT UNDER $250,000     1.00%          1.00%
$250,000 BUT UNDER $500,000     0.50%          0.50%
$500,000 BUT UNDER $1 MILLION   0.25%          0.25%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR           DEFERRED SALES CHARGE
  1            5%
  2            4%
  3            3%
  4            3%
  5            2%
  6            1%
  7            NONE
  8            NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by the reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees than Class A shares. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

GENERAL

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan

Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF               INITIAL      ADDITIONAL
ACCOUNT               INVESTMENT   INVESTMENTS
REGULAR ACCOUNT        $2,500      $100
SYSTEMATIC
INVESTMENT PLAN        $1,000      $100

IRAS                   $1,000      $100

SEP-IRAS               $1,000      $100

EDUCATION IRAS         $500        $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative that you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See page 11 for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. Call the JPMorgan Funds Service Center for details.

GENERAL

If you exchange Class B shares of the Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the balance falls below $500 because you have sold shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Morgan and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, B and C shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Enhanced Income, Short Term Bond, Bond, Global Strategic Income, and U.S. Treasury Income Funds declare income dividends daily and pay them monthly. The Strategic Income Fund declares and pays income dividends monthly. The Global High Yield Bond Fund typically pays ordinary income dividends once a year. The Funds make capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVCIES
SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more ($100 or more for

Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

-  Each Fund's share price,                 -  Bonds have generally                   -  Under normal circumstances the
   yield, and total return will                outperformed money market                 Funds plan to remain fully
   fluctuate in response to bond               investments over the long                 invested in bonds and other
   market movements                            term, with less risk than                 fixed income securities.
                                               stocks
-  The value of most bonds will                                                       -  bond investments may include
   fall when interest rates rise;                                                        U.S. and foreign corporate and
   the longer a bond's maturity             -  Most bonds will rise in value             government bonds,
   and the lower its credit                    when interest rates fall                  mortgage-backed and
   quality, the more its value                                                           asset-backed securities,
   typically falls                                                                       convertible securities,
                                                                                         participation interests and
                                                                                         private placements
-  Adverse market                           -  Mortgage-backed and
   conditions may from                         asset-backed securities and            -  The Funds seek to limit risk
   time to time cause a Fund to                direct mortgages can offer                and enhance total return or
   take temporary defensive                    attractive returns                        yields through careful
   positions that are                                                                    management, sector allocation,
   inconsistent with its                                                                 individual securities
   principal investment                                                                  selection, and duration
   strategies and may hinder a                                                           management
   fund from achieving its
   investment objective                                                               -  During severe market
                                                                                         downturns, the funds have the
-  Mortgage-backed and                                                                   option of investing up to 100%
   asset-backed securities                                                               of assets in high quality
   (securities representing an                                                           short-term securities
   interest in, or secured by, a
   pool of mortgages or other                                                         -  Each adviser monitors interest
   assets such as receivables)                                                           rate trends, as well as
   and direct mortgages could                                                            geographic and demographic
   generate capital losses or                                                            information related to
   periods of low yields if they                                                         mortgage-backed securities and
   are paid off substantially                                                            mortgage prepayments
   earlier or later than
   anticipated




CREDIT QUALITY

-  The default of an issuer would           -  Investment-grade bonds have a          -  Each Fund maintains its own
   leave a Fund with unpaid                    lower risk of default                     policies for balancing credit
   interest or principal                                                                 quality against potential
                                            -  Junk bonds offer higher yields            yields and gains in light of
-  Junk bonds (those rated BB, Ba              and higher potential gains                its investment goals
   or lower) have a higher risk
   of default, tend to be less                                                        -  Each adviser develops its own
   liquid, and may be more                                                               ratings of unrated securities
   difficult to value                                                                    and makes a credit quality
                                                                                         determination for unrated
                                                                                         securities

                                                                                      -  At least 90% of the Short Term
                                                                                         Bond Funds must be investment
                                                                                         grade or better

FOREIGN INVESTMENTS

-  A Fund could lose money                  -  Foreign bonds, which represent         -  Foreign bonds are a primary
   because of foreign government               a major portion of the world's            investment only for the Global
   actions, political                          fixed income securities, offer            Strategic Income Fund and may
   instability, or lack of                     attractive potential                      be a significant investment
   adequate and accurate                       performance and opportunities             for the Short Term Bond, Bond
   information                                 for diversification                       and Strategic Income Funds.

-  Currency exchange rate                   -  Favorable exchange rate                -  To the extent that a Fund
   movements could reduce gains                movements could generate gains            invests in foreign bonds, it
   or create losses                            or reduce losses                          may manage the currency
                                                                                         exposure of its foreign
-  Currency and investment risks            -  Emerging markets can offer                investments relative to its
   tend to be higher in emerging               higher returns                            benchmark, and may hedge a
   markets; these markets also                                                           portion of its foreign
   present higher liquidity and                                                          currency exposure into the
   valuation risks                                                                       U.S. dollar from time to time
                                                                                         (see also "Derivatives");
                                                                                         these currency management
                                                                                         techniques may not be
                                                                                         available for certain emerging
                                                                                         markets investments

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities              -  A Fund can take advantage of           -   Each Fund segregates liquid
   before issue or for delayed                 attractive transaction                     assets to offset leverage
   delivery, it could be exposed               opportunities                              risks
   to leverage risk if it does
   not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its            -  A Fund could outperform its            -   Each adviser focuses its
   benchmark due to its sector,                benchmark due to these same                active management on those
   securities or duration choices              choices                                    areas where it believes its
                                                                                          commitment to research can
                                                                                          most enhance returns and
                                                                                          manage risks in a consistent
                                                                                          way

DERIVATIVES

-  Derivatives such as futures,             -  Hedges that correlate well             -   The Funds use derivatives,
   options, swaps and forward                  with underlying positions can              such as futures, options,
   foreign currency contracts(1)               reduce or eliminate losses at              swaps and forward foreign
   that are used for hedging the               low cost                                   currency contracts for hedging
   portfolio or specific                                                                  and for risk management (i.e.,
   securities may not fully                 -  A Fund could make money and                to adjust duration or yield
   offset the underlying                       protect against losses if                  curve exposure, or to
   positions and this could                    management's analysis proves               establish or adjust exposure
   result in losses to the Fund                correct                                    to particular securities,
   that would not have otherwise                                                          markets, or currencies); risk
   occurred                                 -  Derivatives that involve                   management may include
                                               leverage could generate                    management of a Fund's
-  Derivatives used for risk                   substantial gains at low cost              exposure relative to its
   management may not have the                                                            benchmark
   intended effects and may
   result in losses or missed                                                         -   The Funds only establish
   opportunities                                                                          hedges that they expect will
                                                                                          be highly correlated with
-  The counterparty to a                                                                  underlying positions
   derivatives contract could
   default                                                                            -   While the Funds may use
                                                                                          derivatives that incidentally
-  Certain types of derivatives                                                           involve leverage, they do not
   involve costs to the Funds                                                             use them for the specific
   which can reduce returns v                                                             purpose of leveraging their
                                                                                          portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for
   non-hedging purposes could
   cause losses that exceed the
   original investment

SECURITIES LENDING

-  When a Fund lends a security,            -  A Fund may enhance income              -   Each adviser maintains a list
   there is a risk that the                    through the investment of the              of approved borrowers
   loaned securities may not be                collateral received from the
   returned if the borrower or                 borrower                               -   The Funds receive collateral
   the lending agent defaults                                                             equal to at least 100% of the
                                                                                          current value of securities
-  The collateral will be subject                                                         loaned
   to the risks of the securities
   in which it is invested                                                            -   The lending agents indemnify
                                                                                          a Fund against borrower default

                                                                                      -   Each adviser's collateral
                                                                                          investment guidelines limit
                                                                                          the quality and duration of
                                                                                          collateral investment to
                                                                                          minimize losses

                                                                                      -   Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty             -  These holdings may offer more          -  No Fund may invest more than
   valuing these holdings                      attractive yields or potential            15% of net assets in illiquid
   precisely                                   growth than comparable widely             holdings
                                               traded securities
-  A Fund could be unable to sell                                                     -  To maintain adequate liquidity
   these holdings at the time or                                                         to meet redemptions, each Fund
   price desired                                                                         may hold high quality
                                                                                         short-term securities
                                                                                         (including repurchase
                                                                                         agreements and reverse
                                                                                         repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from
                                                                                         banks up to 33 1/3% of the
                                                                                         value of its total assets

SHORT-TERM TRADING

-  Increased trading would raise            -  A Fund could realize gains in          -  The Funds may use short-term
   a Fund's transaction costs                  a short period of time                    trading to take advantage of
                                                                                         attractive or unexpected
-  Increased short-term capital             -  A Fund could protect against              opportunities or to meet
   gains distributions would                   losses if a bond is overvalued            demands generated by
   raise shareholders' income tax              and its value later falls                 shareholder activity.
   liability

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

        /X/     Permitted (and if applicable, percentage limitation) percentage of total assets - BOLD
                percentage of net assets - ITALIC
        / /     Permitted, but not typically used
         +      Permitted, but no current intention of use
         --     Not permitted

                                                                                     GLOBAL             GLOBAL HIGH           U.S.
                                                               SHORT TERM           STRATEGIC  ENHANCED   YIELD   STRATEGIC TREASURY
                                                                  BOND      BOND     INCOME     INCOME    BOND      INCOME   INCOME
RELATED TYPES OF RISK

credit, interest rate, market, prepayment                        /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit, currency, liquidity, political                           /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political    /X/(1)     /X/(1)    / /        /X/        /X/      /X/       / /

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    / /        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, environmental, extension, interest rate, liquidity,
market, natural event, political, prepayment, valuation          /X/        /X/       /X/        / /        / /      / /       / /

credit, currency, extension, interest rate, leverage,
market, political, prepayment                                    /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                         /X/(1,3)   /X/(1,3)  /X/(1)     / /        / /      / /       / /

credit, currency, extension, interest rate, liquidity,
political, prepayment                                            /X/(1)     /X/(1)    /X/        /X/        /X/      /X/        --

credit, interest rate, liquidity, market, valuation              /X/        /X/       /X/        /X/        /X/      /X/       / /

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                            /X/        /X/       /X/        /X/        /X/      /X/       / /

credit                                                           /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit                                                           /X/(1)     /X/(2)    /X/(1)     /X/(2)     /X/(2)   /X/(3)    / /

credit, currency, interest rate, market, political               /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

credit, currency, interest rate, leverage, market, political     /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, interest rate, market, natural event, political          / /        / /       --         --         /X/(2)   /X/(2)    /X/

interest rate                                                    /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A, B, or C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Strategic Income and U.S. Treasury Income Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 and the semi-annual reports, which are incorporated by reference into the SAI. Shareholders may obtain a copy of the annual and semi-annual reports by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

                                                                              STRATEGIC INCOME FUND^
                                              --------------------------------------------------------------------------------------
                                                        CLASS A                       CLASS B                      CLASS C
                                              ---------------------------  ----------------------------   --------------------------
                                               11/1/00     YEAR 11/30/98*   11/1/00     YEAR  11/30/98*   11/1/00   YEAR   11/30/98*
                                               THROUGH    ENDED   THROUGH   THROUGH    ENDED    THROUGH   THROUGH   ENDED   THROUGH
                                               4/30/01 10/31/00  10/31/99   4/30/01  10/31/00  10/31/99   4/30/01  10/31/00 10/31/99
PER SHARE OPERATING PERFORMANCE:             (UNAUDITED)                  (UNAUDITED)                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             9.05    $ 9.59    $10.00    $ 9.05    $ 9.59    $10.00   $ 9.05    $ 9.59   $10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                       0.34      0.78      0.72      0.31      0.74      0.71     0.31      0.74     0.71
     Net gains or losses in securities
     (both realized and unrealized)             (0.15)    (0.53     (0.41)    (0.15)    (0.53)    (0.41)   (0.14)    (0.53)   (0.41)
                                               ------    ------    ------    ------    ------    ------   ------    ------    -----
     Total from investment operations            0.19      0.25      0.31      0.16      0.21      0.30     0.17      0.21     0.30
   Distributions to shareholders from:
     Dividends from net investment income        0.34      0.78      0.72      0.31      0.74      0.71     0.31      0.74     0.71
     Distributions from capital gains              --        --        --        --        --        --       --        --       --
     Tax return of capital                         --      0.01        --                0.01        --               0.01       --
                                               ------    ------    ------    ------    ------    ------   ------    ------    -----

     Total dividends and distributions           0.34      0.79      0.72      0.31      0.75      0.71     0.31      0.75     0.71
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 8.90    $ 9.05    $ 9.59    $ 8.90    $ 9.05    $ 9.59   $ 8.91    $ 9.05   $ 9.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                 2.05%     2.59%     3.23%     1.79%     2.17%     3.13%    1.91%     2.15%    3.12%
====================================================================================================================================
Net assets, end of period (in millions)        $    2    $    2    $    3    $    7    $    8    $    5   $    3    $    2   $    4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                    1.25%     1.11%     0.15%     1.75%     1.53%     0.17%    1.75%     1.49%    0.17%
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                       7.35%     7.84%     8.38%     6.85%     7.42%     8.40%    6.85%     7.46%    8.40%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
     and earnings credits                        2.65%     2.43%     3.59%     3.14%     3.06%     3.98%    3.14%     2.89%    3.98%
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
     reimbursements and earnings credits         5.95%     6.52%     4.94%     5.46%     5.89%     4.59%    5.46%     6.06%    4.59%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            65%      113%      136%       65%      113%      136%      65%      113%     136%

  *  Commencement of operations.
  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista Strategic Income Fund.

FINANCIAL HIGHLIGHTS

                                                                                    U.S. TREASURY INCOME FUND^
                                                               ------------------------------------------------------------------
                                                                                             CLASS A
                                                               ------------------------------------------------------------------
                                                                 11/1/00      YEAR        YEAR        YEAR       YEAR        YEAR
                                                                 THROUGH     ENDED       ENDED       ENDED      ENDED       ENDED
                                                                 4/30/01  10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
PER SHARE OPERATING PERFORMANCE:                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.77      $10.67      $11.66      $11.26     $11.13      $11.40
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.28        0.68        0.71        0.75       0.66        0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                               0.25        0.10       (0.99)       0.40       0.13       (0.27)
                                                                -------     -------     -------     -------    -------     -------
     Total from investment operations                             0.53        0.78       (0.28)       1.15       0.79        0.39
   Distributions to shareholders from:
     Dividends from net investment income                         0.30        0.68        0.71        0.75       0.66        0.66
     Distributions from capital gains                               --          --          --          --         --          --
                                                                -------     -------     -------     -------    -------     -------
     Total dividends and distributions                            0.30        0.68        0.71        0.75       0.66        0.66
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $11.00      $10.77      $10.67      $11.66     $11.26      $11.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  4.95%       7.63%      (2.41%)     10.59%      7.35%       3.56%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $   42      $   41      $   69      $   63     $   85      $  111
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                     0.75%       0.75%       0.75%       0.79%      0.90%       0.90%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                        5.15%       6.45%       6.40%       6.53%      5.97%       5.89%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
     earnings credits                                             1.25%       1.30%       1.32%      1.30%       1.21%       1.29%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
     and earnings credits                                         4.65%       5.90%       5.83%       6.02%      5.66%       5.50%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             39%         29%         59%         75%       179%        103%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ^  Formerly Chase Vista U.S. Treasury Income Fund.

  #  Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                                        U.S. TREASURY INCOME FUND^
                                                               ------------------------------------------------------------------
                                                                                               CLASS B
                                                               ------------------------------------------------------------------
                                                               11/1/00        YEAR        YEAR        YEAR       YEAR        YEAR
                                                               THROUGH       ENDED       ENDED       ENDED      ENDED       ENDED
                                                               4/30/01    10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
PER SHARE OPERATING PERFORMANCE:                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.75      $10.67      $11.66      $11.25     $11.11      $11.37
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.23        0.59        0.61        0.65       0.58        0.57
     Net gains or (losses) in securities
     (both realized and unrealized)                               0.25        0.08       (0.99)       0.41       0.13       (0.26)
                                                                -------     -------     -------     -------    -------     -------
     Total from investment operations                             0.48        0.67       (0.38)       1.06       0.71        0.31
   Distributions to shareholders from:
     Dividends from net investment income                         0.25        0.59        0.61        0.65       0.57        0.57
     Distributions from capital gains                               --          --          --          --         --          --
                                                                -------     -------     -------     -------    -------     -------
     Total dividends and distributions                            0.25        0.59        0.61        0.65       0.57        0.57
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $10.98      $10.75      $10.67      $11.66     $11.25      $11.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  4.50%       6.49%      (3.27%)      9.68%      6.56%       2.82%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $   16      $   16      $   16      $   14     $   11      $   11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                     1.64%       1.64%       1.64%       1.64%      1.64%       1.64%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                        4.26%       5.56%       5.51%       5.69%      5.24%       5.12%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
     earnings credits                                             1.75%       1.80%       1.82%       1.79%      1.71%       1.79%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
     and earnings credits                                         4.15%       5.40%       5.33%       5.54%      5.17%       4.97%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             39%         29%         59%         75%       179%        103%
---------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ^  Formerly Chase Vista U.S. Treasury Income Fund.

  #  Short periods have been annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-348-4782

JPMORGAN FUNDS
SERVICE CENTER
210 WEST 10TH ST, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-07795 for Global High Yield Fund and Enhanced Income Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                       RH-FI-701

                                                    PROSPECTUS SEPTEMBER __ 2001
                                             SUBJECT TO COMPLETION, JULY 27 2001

JPMORGAN FUNDS
INSTITUTIONAL CLASS SHARES

BOND FUND
GLOBAL HIGH YIELD BOND FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        [LOGO] JPMORGAN Fleming
                                               Asset Management


[SIDENOTE]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

CONTENTS

Bond Fund                                           1
Global High Yield Bond Fund                         6
Global Strategic Income Fund                       10
Short Term Bond Fund                               15
The Funds' Management and Administration           20
How Your Account Works                             21
   Buying Fund Shares                              21
   Selling Fund Shares                             21
   Exchanging Fund Shares                          22
   Other Information Concerning the Funds          22
   Distributions and Taxes                         23
Risk and Reward Elements                           24
Investments                                        28
Financial Highlights of the Funds                  30
How To Reach Us                            Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

              1991       13.45%
              1992        6.53%
              1993        9.98%
              1994       -2.68%
              1995       18.42%
              1996        3.30%
              1997        9.29%
              1998        7.54%
              1999       -0.55%
              2000       10.93%


BEST QUARTER                6.30%
                2nd quarter, 1995
WORST QUARTER              -2.38%
                1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
BOND FUND
(AFTER EXPENSES)                      10.93         6.02          7.45

SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                         11.59         6.45          8.00


(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class before and after reimbursement are shown below. The Institutional Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL ASSETS)

                                                                  INSTITUTIONAL
 MANAGEMENT FEES                                                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                         0.10
 OTHER EXPENSES(3)                                                0.19
 TOTAL OPERATING EXPENSES                                         0.59
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                          (0.10)
 NET EXPENSES(4)                                                  0.49


EXPENSE EXAMPLE(4)The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  50         157         298         708


(3) "OTHER EXPENSES" ARE RESTATED BASED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.49% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL HIGH YIELD BOND FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB/Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the JPMIM, adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal of total return

- want to add an aggressive fixed income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of typical bond funds, but generally less than that of stock funds

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of the Institutional shares before and after reimbursement are shown below. The estimated annual Fund expenses for Institutional shares after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL ASSETS)

                                                                  INSTITUTIONAL
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  0.55
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                         0.10
--------------------------------------------------------------------------------
 OTHER EXPENSES(1)                                                0.50
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                         1.15
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          0.40
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.75
--------------------------------------------------------------------------------

(1)  "Other expenses" are estimated for the current fiscal year.

(2) Reflects an agreement by Morgan Guaranty Trust Company of New York to reimburse the Fund to the extent total operating expenses (excluding interest, taxes extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of the Fund's average daily net assets through 9/7/04.

EXAMPLE(2) This example helps you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000;

- you sell all your shares at the end of the period;

- your investment has a 5% return each year;

- you reinvest all your dividends; and

- Net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST($)                   77         240         510         1,284
--------------------------------------------------------------------------------

JPMORGAN GLOBAL STRATEGIC INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar
   (range 0-25%)

-  35% public/private mortgages
   (range 20-45%)

-  15% public/private corporates
   (range 5-25%)

-  15% emerging markets
   (range 0-25%)

-  23% high yield corporates
   (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  HAVE A SHORT-TERM INVESTMENT HORIZON


-  ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1998      2.59%
1999      2.51%
2000      7.98%


 BEST QUARTER             3.13%
1st quarter, 1998

  WORST QUARTER          -1.45%
3rd quarter, 1998


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME
 FUND (AFTER EXPENSES)                                7.98          6.05
--------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND
 Index (NO EXPENSES)                                 11.63          7.84
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 3/17/97 and performance is calculated as of 3/31/97.

(2)  The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR FUND CLASS SHARES

The expenses before and after reimbursement are shown below. The Fund has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL ASSETS)

                                                                   INSTITUTIONAL
 MANAGEMENT FEES                                                   0.45
 DISTRIBUTION (RULE 12b-1)                                         NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(3)                                                 0.35
 TOTAL OPERATING EXPENSES                                          0.90
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                           (0.25)
 NET EXPENSES(4)                                                   0.65


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Fund and your actual costs may be higher or lower.

                                1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)                  66         208         421         1,035
--------------------------------------------------------------------------------

(3) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 9/7/04.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark.

Past performance does not predict how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

The Fund's year-to-date total return as of 6/30/01 was 3.39%

YEAR-BY-YEAR RETURNS(1),(2)

1994                         0.36%
1995                        10.80%
1996                         5.10%
1997                         6.40%
1998                         7.04%
1999                         3.21%
2000                         7.23%

----------------------------------------------------------------
 BEST QUARTER                3.36%
----------------------------------------------------------------
                             2nd quarter, 1995
----------------------------------------------------------------
 WORST QUARTER              -0.47%
----------------------------------------------------------------
                             1st quarter, 1994
----------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------
 SHORT TERM BOND
 FUND (AFTER EXPENSES)                   7.23         5.79           5.55
-------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR TREASURY
 INDEX (NO EXPENSES)                     8.00         5.92           5.76
-------------------------------------------------------------------------------

(1) The Fund commenced operations on 9/13/93. For the period 7/31/93 through 9/30/93, life of Fund returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.
(2) The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL ASSETS)
                                                                  INSTITUTIONAL
MANAGEMENT FEES                                                   0.25
 DISTRIBUTION (RULE 12b-1) FEES                                   None
 SHAREHOLDER SERVICE FEES                                         0.10
 OTHER EXPENSES(3)                                                0.22
 TOTAL OPERATING EXPENSES                                         0.57
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                         (0.27)
 NET EXPENSES(4)                                                  0.30

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------
 YOUR COST ($)                  31         97          233         632
-------------------------------------------------------------------------------

(3) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(4) Reflects a written agreement pursuant to which The Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceeds 0.30% of its average daily net assets through 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Short Term Bond, Bond, Global High Yield Bond and Global Strategic Income Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Bond, Global High Yield Bond, Global Strategic Income and Short Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036

During the most recent fiscal year ended, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



                              FISCAL
 FUND                         YEAR END    %
-------------------------------------------------------------------------------
 BOND FUND                    10/31     0.30%
-------------------------------------------------------------------------------
 GLOBAL HIGH YIELD FUND       10/31     0.55%
-------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND 10/31     0.45%
-------------------------------------------------------------------------------
 SHORT TERM BOND FUND         10/31     0.25%
-------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

THE FUNDS DISTRIBUTOR

J.P. Morgan (JPFD) Fund Distributors Inc., is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMFAM
(USA).

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional or Ultra Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional or Ultra Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Institutional or Ultra Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Bond, Global Strategic Income and Short Term Bond Funds declare income dividends daily and pays them monthly. The Global High Yield Bond Fund typically pays ordinary income dividends once a year. Each Fund makes capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

MARKET CONDITIONS
- Each Fund's share price, yield, and total return will fluctuate in response to bond market movements
- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls
- Adverse market conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a fund from achieving its investment objective
- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY
- The default of an issuer would leave a Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS
- A Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information
-    Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS
- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-    Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY
-    Investment-grade bonds have a lower risk of default
-    Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS
- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-    Favorable exchange rate movements could generate gains or reduce losses
-    Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Under normal circumstances the Funds plan to remain fully invested in bonds and other fixed income securities.
- bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the funds have the option of investing up to 100% of assets in high quality short-term securities
- Each adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY
- Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- Each adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities
- At least 90% of the Short Term Bond Fund's bonds must be investment grade or better

FOREIGN INVESTMENTS
- Foreign bonds are a primary investment only for the Global Strategic Income Fund and may be a significant investment for the Short Term Bond, and Bond Funds.
- To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES
- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-    The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Funds which can reduce returns
-    Derivatives that involve leverage could magnify losses
- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

SECURITIES LENDING
- When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    A Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES
-    A Fund could outperform its benchmark due to these same choices

DERIVATIVES
- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
- A Fund could make money and protect against losses if management's analysis proves correct
- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING
- A Fund may enhance income through the investment of the collateral received from the borrower

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    Each Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES
- Each adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES
- The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of a Fund's exposure relative to its benchmark
- The Funds only establish hedges that they expect will be highly correlated with underlying positions
- While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

SECURITIES LENDING
-    Each adviser maintains a list of approved borrowers
- The Funds receive collateral equal to at least 100% of the current value of securities loaned
-    The lending agents indemnify a Fund against borrower default
- Each adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS


ILLIQUID HOLDINGS
-    A Fund could have difficulty valuing these holdings precisely
-    A Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING
-    Increased trading would raise a Fund's transaction costs
- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

ILLIQUID HOLDINGS
- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING
-    A Fund could realize gains in a short period of time
- A Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS
-    No Fund may invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets or draw on a line of credit

SHORT-TERM TRADING
- The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME
FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

      /X/   PERMITTED (AND IF APPLICABLE,
            PERCENTAGE LIMITATION)
              PERCENTAGE OF TOTAL ASSETS - BOLD
              PERCENTAGE OF NET ASSETS - ITALIC
      / /   PERMITTED, BUT NOT TYPICALLY USED
       +    PERMITTED, BUT NO CURRENT INTENTION OF USE
      --    NOT PERMITTED

                   RELATED TYPES OF RISK                                           GLOBAL
                                                    SHORT               GLOBAL     HIGH
                                                    TERM                STRATEGIC  YIELD
                                                    BOND      BOND      INCOME     BOND
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment          /X/        /X/       /X/        /X/
-----------------------------------------------------------------------------------------
 credit, currency, liquidity, political             /X/(1)     /X/(1)    /X/        /X/
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity,
 market, political                                  /X/(1)     /X/(1)    / /        /X/
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity,
 market, political, valuation                       /X/(1)     /X/(1)    /X/        /X/
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity,
 market, political, valuation                       /X/(1)     /X/(1)    / /        /X/
-----------------------------------------------------------------------------------------
 credit, environmental, extension, interest
 rate, liquidity, market, natural event,
 political, prepayment, valuation                   /X/        /X/       /X/        / /
-----------------------------------------------------------------------------------------
 credit, currency, extension, interest rate,
 leverage, market, political, prepayment            /X/(1)    /X/(1)     /X/        /X/
-----------------------------------------------------------------------------------------
 currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment           /X/(1,3)  /X/(1,3)   /X/(1)     / /
-----------------------------------------------------------------------------------------
 credit, currency, extension, interest rate,
 liquidity, political, prepayment                   /X/(1)     /X/(1)    /X/        /X/
-----------------------------------------------------------------------------------------
 credit, interest rate, liquidity, market,
 valuation                                          /X/        /X/       /X/        /X/
-----------------------------------------------------------------------------------------
 credit, interest rate, liquidity, market,
 natural event, prepayment, valuation               /X/        /X/       /X/        /X/
-----------------------------------------------------------------------------------------
 credit                                             /X/        /X/       /X/        /X/
-----------------------------------------------------------------------------------------
 credit                                             /X/(1)     /X/(2)    /X/(1)     /X/(2)
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, market,
 political                                          /X/(1)     /X/(1)   /X/         /X/
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, leverage,
 market, political                                  /X/(1)     /X/(1)   /X/         /X/
-----------------------------------------------------------------------------------------
 credit, interest rate, market, natural event,
 political                                          / /        / /       --         /X/(2)
-----------------------------------------------------------------------------------------
 interest rate                                      /X/        /X/       /X/        /X/
-----------------------------------------------------------------------------------------
 credit, currency, interest rate, liquidity,
 market, political, valuation                       /X/(1)     /X/(1)   /X/         /X/
-----------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

  (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 and semi-annual reports for the Bond Fund, Global Strategic Income Fund, and ShortTerm Bond Fund which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN BOND FUND

                                                                                      FOR THE
                                                                                   SIX MONTHS
                                                                                        ENDED     YEAR      YEAR       YEAR
                                                                                      4/30/01    ENDED     ENDED      ENDED
                                                                                  (UNAUDITED) 10/31/00  10/31/99   10/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                                        $ 9.43   $ 9.41  $   10.10   $    10.01
-----------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                                              0.31     0.60        0.57        0.64
     Net Realized and Unrealized Gain (Loss) on Investment                              0.26     0.02       (0.57)       0.15
                                                                                       -----     ----       ------       -----
     Total from Investment Operations                                                   0.57     0.62        0.00        0.79
   Less Distributions to Shareholders from
     Net Investment Income                                                             (0.31)   (0.60)      (0.57)      (0.63)
     In Excess of Net Investment Income                                                   --    (0.00)(a)      --          --
     Net Realized Gain                                                                    --       --       (0.12)      (0.07)
                                                                                       -----     ----       ------       -----
     Total Distributions to Shareholders                                               (0.31)   (0.60)      (0.69)      (0.70)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                                              $ 9.69 $   9.43   $    9.41  $    10.10
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            6.07%    6.83%       0.03%       8.18%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                             $908,045 $907,411  $1,041,330  $1,001,411
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                            0.49%    0.49%       0.50%       0.49%
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   6.47%    6.37%       5.92%       6.32%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without Reimbursement                                                          0.49%    0.49%       0.51%       0.50%
-----------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR       YEAR
                                                                       ENDED      ENDED
                                                                    10/31/97   10/31/96
---------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                     $  9.84     $ 9.98
---------------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                            0.65        0.61
     Net Realized and Unrealized Gain (Loss) on Investment            0.18      (0.11)
                                                                      ----      ------
     Total from Investment Operations                                 0.83        0.50
   Less Distributions to Shareholders from
     Net Investment Income                                           (0.64)     (0.61)
     In Excess of Net Investment Income                                  --         --
     Net Realized Gain                                               (0.02)     (0.03)
                                                                      ----      ------
     Total Distributions to Shareholders                             (0.66)     (0.64)
---------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                           $  10.01     $ 9.84
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
TOTAL RETURN                                                          8.78%      5.21%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $ 912,054  $836,066
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
---------------------------------------------------------------------------------------
Net Expenses                                                          0.50%      0.50%
---------------------------------------------------------------------------------------
Net Investment Income                                                 6.59%      6.28%
---------------------------------------------------------------------------------------
Expenses without Reimbursement                                        0.50%      0.53%
---------------------------------------------------------------------------------------


(a)      Amount is less than $0.005.
(b)      Short periods have been annualized.

JPMORGAN STRATEGIC INCOME FUND


                                                                                        FOR THE
                                                                                     SIX MONTHS
                                                                                         ENDED      YEAR           YEAR
                                                                                        4/30/01     ENDED         ENDED
                                                                                    (UNAUDITED)  10/31/00      10/31/99
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                                      $    9.29    $   9.35      $  9.72
---------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                                               0.35        0.88         0.62
     Net Realized and Unrealized Gain (Loss) on Investment                               0.08       (0.25)       (0.37)
                                                                                        -----       -----        -----
     Total from Investment Operations                                                    0.43        0.63         0.25
   Less Distributions to Shareholders from
     Net Investment Income                                                              (0.53)      (0.69)       (0.62)
     Net Realized Gain                                                                      --         --           --
     Return of Capital                                                                      --         --           --
                                                                                        -----       -----        -----
     Total Distributions to Shareholders                                                (0.53)      (0.69)       (0.62)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                                            $    9.19    $   9.29      $  9.35
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                             4.68%       6.93%        2.62%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                             $165,163    $163,454     $183,085
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
---------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                             0.65%      0.65%         0.65%
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                    7.49%      7.36%         6.70%
---------------------------------------------------------------------------------------------------------------------------
Expenses without Reimbursement                                                           0.82%      0.80%         0.78%
---------------------------------------------------------------------------------------------------------------------------






                                                                                  FOR THE PERIOD
                                                                                         3/17/97
                                                                      YEA       (COMMENCEMENT OF
                                                                    ENDED     OPERATIONS)THROUGH
                                                                 10/31/98               10/31/97
------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                  $10.16                 $  10.00
------------------------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                         0.75                    0.46
     Net Realized and Unrealized Gain (Loss) on Investment        (0.45)                   0.15
                                                                 ------                 -------
     Total from Investment Operations                              0.30                    0.61
   Less Distributions to Shareholders from
     Net Investment Income                                        (0.70)                  (0.45)
     Net Realized Gain                                            (0.02)                     --
     Return of Capital                                            (0.02)                     --
                                                                  ------                 -------
     Total Distributions to Shareholders                          (0.74)                  (0.45)
-----------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                          9.72                $   10.16
------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                       2.91%                   6.15%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $223,700                $105,051
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
-----------------------------------------------------------------------------------------------
Net Expenses                                                      0.65%                    0.65%
-----------------------------------------------------------------------------------------------
Net Investment Income                                             6.59%                    7.12%
-----------------------------------------------------------------------------------------------
Expenses without Reimbursement                                    0.83%                    1.18%
-----------------------------------------------------------------------------------------------

(a)      Short periods have been annualized.

JPMORGAN SHORT TERM BOND FUND


                                                                                      FOR THE
                                                                                   SIX MONTHS
                                                                                        ENDED     YEAR       YEAR       YEAR
                                                                                      4/30/01    ENDED      ENDED      ENDED
                                                                                  (UNAUDITED) 10/31/00   10/31/99   10/31/98
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                                        $ 9.58   $  9.67     $ 9.96     $ 9.84
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                                              0.31      0.60       0.58       0.59
     Net Realized and Unrealized Gain (Loss) on Investment                              0.15     (0.08)     (0.29)      0.12
                                                                                      ------     ------     ------      -----
     Total from Investment Operations                                                   0.46      0.52       0.29       0.71
   Less Distributions to Shareholders from
     Net Investment Income                                                             (0.30)    (0.61)     (0.54)     (0.59)
     Net Realized Gain                                                                    --        --      (0.04)        --
                                                                                      ------     ------     ------      -----
     Total Distributions to Shareholders                                               (0.30)    (0.61)     (0.58)     (0.59)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                                              $ 9.74    $ 9.58     $ 9.67     $ 9.96
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            4.85%      5.49%      3.03%      7.40%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                            $494,609   $415,417   $354,267   $232,986
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                            0.30%     0.29%      0.29%      0.25%
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   6.34%     6.30%      5.51%      5.84%
------------------------------------------------------------------------------------------------------------------------------
Expenses without Reimbursement                                                          0.46%     0.47%      0.51%      0.62%
------------------------------------------------------------------------------------------------------------------------------



                                                               YEAR      YEAR
                                                              ENDED     ENDED
                                                           10/31/97  10/31/96
-------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period               $ 9.85    $ 9.83
-------------------------------------------------------------------------------
   Income from Investment Operations
     Net Investment Income                                     0.61      0.55
     Net Realized and Unrealized Gain (Loss) on Investment    (0.01)     0.02
                                                              -----     -----
     Total from Investment Operations                          0.60      0.57
   Less Distributions to Shareholders from
     Net Investment Income                                    (0.61)   (0.55)
     Net Realized Gain                                            --       --
                                                              -----     -----
     Total Distributions to Shareholders                      (0.61)   (0.55)
-------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                      $ 9.84   $ 9.85
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
TOTAL RETURN                                                   6.27%    6.01%
-------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $27,375  $17,810
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
-------------------------------------------------------------------------------
Net Expenses                                                   0.25%    0.37%
-------------------------------------------------------------------------------
Net Investment Income                                          6.19%    5.69%
-------------------------------------------------------------------------------
Expenses without Reimbursement                                 0.96%    1.37%
-------------------------------------------------------------------------------

(a)      Short periods have been annualized.

This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-766-7722

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090

E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund-- 811-07795 for Global High Yield Fund and 811-07340 for Emerging Markets Debt Fund.



                       JPMorgan Funds Fulfillment Center
                              393 Manley Street
                      West Bridgewater, MA 02379-1039


    (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                 Rhi-Fi-701

Prospectus September     2001
Subject to completion, July 27, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

JPMorgan Funds
Select Class Shares

Bond Fund
Emerging Markets Debt
Global High Yield Bond Fund
Global Strategic Income Fund
Short Term Bond Fund
Strategic Income Fund
U.S. Treasury Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[Logo]JPMORGAN FLEMING
ASSET MANAGEMENT

CONTENTS

Bond Fund                                            1

Emerging Markets Debt                                6

Global High Yield Bond Fund                         11

Global Strategic Income Fund                        15

Short Term Bond Fund                                20

Strategic Income Fund                               25

U.S. Treasury Income Fund                           31

The Funds' Management and Administration            37

How Your Account Works                              39

   Buying Fund Shares                               39

   Selling Fund Shares                              39

   Exchanging Fund Shares                           40

   Other Information Concerning the Funds           40

   Distributions and Taxes                          41

Risk and Reward Elements                            43

Investments                                         46

Financial Highlights of the Funds                   48

How To Reach Us                             Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[GRAPH]

         YEAR-BY-YEAR RETURNS(1,2)
           1991        13.45%
           1992         6.53%
           1993         9.98%
           1994        -2.68%
           1995        18.42%
           1996         3.30%
           1997         9.29%
           1998         7.54%
           1999        -0.55%
           2000        10.93%

 BEST QUARTER                    6.30%
                     2nd quarter, 1995
 WORST QUARTER                  -2.38%
                     1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
 BOND FUND
 (AFTER EXPENSES)                       10.93         6.02           7.45

 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30

 DISTRIBUTION (RULE 12B-1) FEES                                          NONE

 SHAREHOLDER SERVICE FEES                                                0.25

 OTHER EXPENSES(3)                                                       0.18

 TOTAL OPERATING EXPENSES                                                0.73

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.04)

 NET EXPENSES(4)                                                         0.69

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter; and

- all shares sold at the end of each time period.


The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.

 YOUR COST ($)                   70         221         394         895

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main
risks, as well as Fund strategies, please see pages    .

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).

In addition to the investment process described below, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund the adviser,

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THE FUND SEEKS TO ACHIEVE ITS GOAL BY INVESTING IN A MASTER PORTFOLIO, WHICH IS ANOTHER FUND WITH THE SAME GOAL.
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

THE FUND'S PAST PERFORMANCE

The bar chart and table shown below provide some indication of the risks of investing in the Fund.

The bar chart indicates some of the risks by showing the performance of the Fund's shares from year to year for each of the last three calendar years.

The table indicates some of the risks by showing how the Fund's average annual returns for the past year and life of Fund compared to the Emerging Markets Bond Index Global. This broad-based unmanaged index tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The Emerging Market Bond Index Global is a more diverse index that includes more countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 5.88%.

        YEAR BY YEAR TOTAL RETURNS(1,2)
           1998        -15.93%
           1999         25.97%
           2000         15.23%
   ---------------------------
    BEST QUARTER        14.16%
   ---------------------------
             4th quarter, 1999
   ---------------------------
   WORST QUARTER       -21.73%
   ---------------------------
             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                  PAST 1 YR.   LIFE OF FUND(1)
----------------------------------------------------------------------------
EMERGING MARKET
DEBT FUND (AFTER EXPENSES)                        15.23        6.54
----------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX
GLOBAL (NO EXPENSES)                              14.41        8.53
----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 4/17/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/97.

INVESTOR EXPENSES
The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                   0.70
DISTRIBUTION (RULE 12B-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.25
OTHER EXPENSES                                                    1.10
TOTAL OPERATING EXPENSES                                          2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                          (0.80)
NET EXPENSES(4)                                                   1.25


EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes:

- you invest $10,000;
- you sell all your shares at the end of the period;
- your investment has a 5% return each year;
- you reinvest all your dividends; and
- Net expenses for three years and total operating expenses thereafter.


                               1 yr.      3 yrs.      5 Yrs.      10 Yrs.
YOUR COST ($)                  127        397         868         2,174


(2) THE FUND'S FISCAL YEAR END IS 7/31. PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS 12/31.

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT BY THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST  PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of the Institutional shares before and after reimbursement are shown below. The estimated annual Fund expenses for Institutional shares after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                                                  FEE
                                                                  WAIVER
                        DISTRI-                          TOTAL    AND
              MANAGE-   BUTION   SHAREHOLDER             OPERAT-  EXPENSE
              MENT      (12b-1)  SERVICE     OTHER       ING      REIMBURSE-  NET
              FEES      FEES     FEES        EXPENSES(2) EXPENSES MENT(3)     EXPENSES(3)
-----------------------------------------------------------------------------------------
 SELECT       0.55      NONE     0.25        0.50        1.30     (0.40)      0.90
-----------------------------------------------------------------------------------------

(2)   OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS AN AGREEMENT BY THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.90% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE(3) This example helps you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000;

- you sell all your shares at the end of the period;

- your investment has a 5% return each year;

- you reinvest all your dividends; and

- Net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------
 YOUR COST($)                   92         287         591         1,456
----------------------------------------------------------------------------

JPMORGAN GLOBAL STRATEGIC INCOME FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar
(range 0-25%)

- 35% public/private mortgages
(range 20-45%)

- 15% public/private corporates
(range 5-25%)

- 15% emerging markets
(range 0-25%)

- 23% high yield corporates
(range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- HAVE A SHORT-TERM INVESTMENT HORIZON

- ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1,2)

           1998          2.59%
           1999          2.51%
           2000          7.98%

BEST QUARTER                      3.13%
                      1st quarter, 1998
WORST QUARTER                    -1.45%
                      3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.    LIFE OF FUND
 GLOBAL STRATEGIC INCOME
 FUND (AFTER EXPENSES)                                7.98          6.05

 LEHMAN BROTHERS AGGREGATE BOND
 INDEX (NO EXPENSES)                                 11.63          7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.45
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(3)                                                       0.75
 TOTAL OPERATING EXPENSES                                                1.45
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.45)
 NET EXPENSES(4)                                                         1.00



EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  102        318         656         1,612

(3)   "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
      YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
      PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

-WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1,2)
           1994         0.36%
           1995        10.80%
           1996         5.10%
           1997         6.40%
           1998         7.04%
           1999         3.21%
           2000         7.23%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

BEST QUARTER                3.36%
                2nd quarter, 1995
WORST QUARTER              -0.47%
                1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
 -----------------------------------------------------------------------------
 SHORT TERM BOND
 FUND (AFTER EXPENSES)                   7.23         5.79           5.55


 MERRILL LYNCH 1-3 YEAR TREASURY
 INDEX (NO EXPENSES)                     8.00         5.92           5.76

(1) INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/13/93. FOR THE
    PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)
 MANAGEMENT FEES                                     0.25
 DISTRIBUTION (RULE 12b-1) FEES                      NONE
 SHAREHOLDER SERVICE FEES                            0.25
 OTHER EXPENSES(3)                                   0.30
 TOTAL OPERATING EXPENSES                            0.80
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)            (0.20)
 NET EXPENSES(4)                                     0.60

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-$10,000 initial investment

-5% return each year

-net expenses for three years and total operating expenses thereafter, and

-all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                  61         192         382         931


(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
    YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM(USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believe that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's former Institutional Class shares, which will be renamed "Select" Class shares as of the date of this Prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1999          6.43%
           2000          1.40%

BEST QUARTER                2.90%
                4th quarter, 1999

WORST QUARTER              -0.57%
                4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the period ending December 31, 2000(1)

                                                                  LIFE OF
                                                                  FUND
                                                    PAST 1 YEAR   (11/30/98)


 INSTITUTIONAL CLASS SHARES                             1.40         3.32
 LEHMAN AGGREGATE BOND INDEX                           11.63         5.14
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX                -0.36         0.22


(1) THE FUND COMMENCED OPERATIONS IN 11/30/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)*

MANAGEMENT FEE                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER FEES                                          0.25
OTHER EXPENSES                                            1.65
TOTAL OPERATING EXPENSES                                  2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                   1.40
NET EXPENSES(3)                                           1.00


(3) REFLECTS AN AGREEMENT BY THE CHASE MANHATTAN BANK TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH INCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) 1.00% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-$10,000 initial investment

-5% return each year

-all shares sold at the end of each time period

-you reinvest all your dividends, and

-net expenses for one year and total operating expenses thereafter

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  $102       $614        $1,154      $2,629

JPMORGAN U.S. TREASURY INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN
INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 65% of its total assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The Fund's adviser JPFAM (USA) will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN
- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's former Institutional Class shares, which will be renamed "Select" Class shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

EDGAR REPRESENTATION OF BAR CHART

YEAR-BY-YEAR RETURNS(1,2)

           1991         14.79%
           1992          5.87%
           1993         10.32%
           1994         -4.46%
           1995         17.53%
           1996          1.26%
           1997          8.34%
           1998          8.78%
           1999         -2.96%
           2000         12.61%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS
1.87%.

BEST QUARTER                        5.87%
------------------------------------------
                        2nd quarter, 1995
------------------------------------------
WORST QUARTER                      -2.98%
------------------------------------------
                        1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shown performance over time, for the periods ending December 31, 2000(1)

                                         PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                 12.61         5.46          6.98
----------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX               13.24         6.49          7.92
----------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX            13.52         6.49          7.92
----------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX      11.89         5.54          6.75
----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/8/87. BECAUSE INSTITUTIONAL CLASS SHARES WERE NOT LAUNCHED UNTIL FEBRUARY 16, 2001, THE PERFORMANCE SHOWN IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTMENT EXPENSES
The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.30
DISTRIBUTION (12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES                                0.39
TOTAL FUND OPERATING EXPENSES                 0.94
FEE WAIVER AND EXPENSE REIMBURSEMENT         (0.39)
NET EXPENSES                                  0.55

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

NET EXPENSES
EXPENSE EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- all shares sold at the end of each time period

- 5% return each year

- you reinvest all your dividends

- net expenses for one year and total operating expenses thereafter


The example is for comparison only; the actual return of the Fund and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 YOUR COST                      $56        $261        $482        $1,119
---------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Short Term Bond, Bond, Global High Yield Bond and Global Strategic Income Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each Trust is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Emerging Markets Debt, Global High Yield Bond, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser to the Strategic Income Fund and U.S. Treasury Income Fund. JPFAM (USA) makes the day-to-day investment decisions for the U.S. Treasury Income Fund and part of the Strategic Income Fund. JPMFAM (USA) is located at 1211 Avenue of the Americas New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                 FISCAL
 FUND                            YEAR END       %

 BOND FUND                       10/31        0.30%

 EMERGING MARKETS DEBT FUND      7/31         0.70%

 GLOBAL HIGH YIELD BOND FUND     10/31        0.55%

 GLOBAL STRATEGIC INCOME FUND    10/31        0.45%

 SHORT TERM BOND FUND            10/31        0.25%

 STRATEGIC INCOME FUND           10/31        0.00%

 U.S. TREASURY INCOME FUND       10/31        0.30%


THE PORTFOLIO MANAGERS
The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUNDS DISTRIBUTOR
J.P. Morgan Fund Distributors Inc., (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JP Morgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Select Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Select Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
210 West 10th Street,
8th Floor
Kansas City, MO 64105.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Bond Fund, Emerging Markets Debt Fund, Global Strategic Income Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare income dividends daily and pay them monthly. The Strategic Income Fund declares and pays income dividends monthly. The Global High Yield Bond Fund typically pays ordinary income dividends once a year. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

MARKET CONDITIONS
- Each Fund's share price, yield, and total return will fluctuate in response to bond market movements
- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls
- Adverse market conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a fund from achieving its investment objective
- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY
- The default of an issuer would leave a Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS
- A Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information
-    Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS
- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-    Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY
-    Investment-grade bonds have a lower risk of default
-    Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS
- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-    Favorable exchange rate movements could generate gains or reduce losses
-    Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Under normal circumstances the Funds plan to remain fully invested in bonds and other fixed income securities.
- bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the funds have the option of investing up to 100% of assets in high quality short-term securities
- Each adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY
- Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- Each adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities
- At least 90% of the Short Term Bond Fund's bonds must be investment grade or better

FOREIGN INVESTMENTS
- Foreign bonds are a primary investment only for the Global Strategic Income Fund and may be a significant investment for the Short Term Bond, Bond and Strategic Income Funds.
- To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES
- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-    The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Funds which can reduce returns
-    Derivatives that involve leverage could magnify losses
- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

SECURITIES LENDING
- When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    A Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES
-    A Fund could outperform its benchmark due to these same choices

DERIVATIVES
- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
- A Fund could make money and protect against losses if management's analysis proves correct
- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING
- A Fund may enhance income through the investment of the collateral received from the borrower

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    Each Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES
- Each adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES
- The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of a Fund's exposure relative to its benchmark
- The Funds only establish hedges that they expect will be highly correlated with underlying positions
- While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

SECURITIES LENDING
-    Each adviser maintains a list of approved borrowers
- The Funds receive collateral equal to at least 100% of the current value of securities loaned
-    The lending agents indemnify a Fund against borrower default
- Each adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

ILLIQUID HOLDINGS
-    A Fund could have difficulty valuing these holdings precisely
-    A Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING
-    Increased trading would raise a Fund's transaction costs
- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

ILLIQUID HOLDINGS
- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING
-    A Fund could realize gains in a short period of time
- A Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS
-    No Fund may invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets or draw on a line of credit

SHORT-TERM TRADING
- The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


      /x/   Permitted (and if applicable, percentage limitation)
            percentage of total assets - BOLD
            percentage of net assets - ITALIC
      / /   Permitted, but not typically used
       +    Permitted, but no current intention of use
      --    Not permitted

                                                        SHORT             GLOBAL     EMERGING      GLOBAL                    U.S.
                                                        TERM             STRATEGIC   MARKETS     HIGH YIELD   STRATEGIC    TREASURY
        RELATED TYPES OF RISK                           BOND     BOND     INCOME      DEBT          BOND       INCOME      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment              /x/        /x/        /x/      /x/         /x/          /x/           /x/

 credit, currency, liquidity, political                 /x/(1)     /x/(1)     /x/       /x/        /x/          /x/           /x/

 credit, currency, interest rate, liquidity,
 market, political                                      /x/(1)     /x/(1)     / /       /x/        /x/          /x/           / /

 credit, currency, interest rate, liquidity,
 market, political, valuation                           /x/(1)     /x/(1)     / /        /x/       /x/          /x/           /x/

 credit, currency, interest rate, liquidity,
 market, political, valuation                           /x/(1)     /x/(1)     /x/      /x/         /x/          /x/           /x/

 credit, environmental, extension,
 interest rate, liquidity, market, natural event,
 political, prepayment, valuation                       /x/        /x/        /x/      / /         / /          / /           / /

 credit, currency, extension, interest rate,
 leverage, market, political, prepayment                /x/(1)     /x/(1)     /x/      /X/         /X/          /X/           / /

 currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment               /x/(1,3)  /x/(1,3)    /x/(1)   / /          / /          / /          / /

 credit, currency, extension, interest rate,
 liquidity, political, prepayment                       /x/(1)    /x/(1)      /x/      /x/          /x/          /x/           --

 credit, interest rate, liquidity, market, valuation    /x/       /x/         /x/      /x/          /x/          /x/          / /

 credit, interest rate, liquidity, market, natural
 event, prepayment, valuation                           /x/       /x/         /x/      /x/          /x/          /x/          / /

 credit                                                 /x/       /x/         /x/      /x/          /x/          /x/          /x/

 credit                                                 /x/(1)    /x/(2)      /x/(1)   /x/(2)       /x/(2)       /x/(3)       / /

 credit, currency, interest rate, market, political     /x/(1)    /x/(1)      /x/      /x/          /x/          /x/          / /

 credit, currency, interest rate, leverage, market,
 political                                              / /      / /        -        -              /x/(2)       /x/(2)       /x/

 interest rate                                         /x/      /x/        /x/     /x/          /x/          /x/            /x/

 credit, currency, interest rate, liquidity, market,
 political, valuation                                  /x/(1)   /x/(1)      /x/     /x/          /x/          /x/            / /


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

 (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

 (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Select Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Semi-Annual Reports to Shareholders for the six months ended April 30, 2001 for Strategic Income Fund and for the six months ended January 31, 2001 for Emerging Markets Debt Fund, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN EMERGING MARKETS DEBT FUND

                                                                 FOR THE
                                                                     SIX                  FOR THE
                                                                  MONTHS    FOR FISCAL      SEVEN    FOR FISCAL  FOR FISCAL
                                                                   ENDED        PERIOD     MONTHS        PERIOD      PERIOD
                                                                 1/31/01         ENDED      ENDED         ENDED       ENDED
PER-SHARE DATA                                               (UNAUDITED)       7/31/00    7/31/99(2)   12/31/98   12/31/97(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $8.77         $7.29       $7.30        $9.76      $10.00
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income                                          0.50          0.95        0.49         1.15        0.58
     Net realized and unrealized gain (loss) on investment          0.02          1.42        0.02       (2.64)      (0.05)
                                                                   -----         -----       -----        -----       -----
     Total from investment operations                               0.52          2.37        0.51       (1.49)        0.53
  Distributions to shareholders from:
     Net investment income                                        (0.50)        (0.89)      (0.52)       (0.81)      (0.58)
     In excess of net investment income                               --            --          --       (0.16)      (0.02)
     Net realized gain                                                --            --          --           --      (0.17)
                                                                   -----         -----       -----        -----       -----
     Total distributions to shareholders                          (0.50)        (0.89)      (0.52)       (0.97)      (0.77)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $8.79         $8.77       $7.29        $7.30       $9.76
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       6.23%(3)     34.12%       7.27%(3)  (15.93)%       5.47%(3)
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $22,862       $20,163     $26,216      $19,313     $11,978
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       1.25%(4)      1.25%       1.25%(4)     1.25%       1.25%(4)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             11.72%(4)     11.01%      12.28%(4)    10.05%       9.71%(4)
----------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement                                     2.02%(4)      1.95%       2.51%(4)     2.09%       2.40%(4)
----------------------------------------------------------------------------------------------------------------------------
Interest expense                                                   0.02%(4)      0.06%       0.02%(4)       --           --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   87%(3)       295%        555%(3)      791%        182%(3)
----------------------------------------------------------------------------------------------------------------------------


 (1) The fund commenced operations on 4/17/97.
 (2) In 1999, the fund changed the fiscal year-end from 12/31 to 7/31.
 (3) Not annualized.
 (4) Annualized.

JPMORGAN STRATEGIC INCOME FUND^


                                                                                   11/01/99          11/30/98*
                                                                                    THROUGH            THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  11/05/99~           10/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                 $9.59              $10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                              0.01                 0.72
   Net Gains or Losses in Securities (both realized and unrealized)                   0.04                (0.41)
                                                                                     -----                -----
   Total from Investment Operations                                                   0.05                 0.31
Distributions to Shareholders from:
Dividends from Net Investment Income                                                    --                 0.72
Distributions from Capital Gains                                                        --                   --
Tax Return of Capital                                                                   --                   --
                                                                                     -----                -----
     Total Dividends and Distributions                                                  --                 0.72
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end Of Period                                                       $9.64               $ 9.59
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                      0.52%                3.29%
================================================================================================================
Net Assets, End of Period (in millions)                                             $   --                $   1
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                              0.40%                0.24%
----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                 4.77%                8.07%
----------------------------------------------------------------------------------------------------------------
Expenses Without Waivers, Reimbursements and Earnings Credits                         1.54%                3.87%
----------------------------------------------------------------------------------------------------------------
Net Investment Income Without Waivers, Reimbursements and Earnings Credits            3.63%                4.44%
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                113%                 136%
----------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 #  Short periods have been annualized.
 ~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class shares for sale.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Strategic Income Fund-Institutional Class Shares

JPMORGAN U.S. TREASURY INCOME FUND^


                                                                                       2/16/01*
                                                                                        THROUGH
PER SHARE OPERATING PERFORMANCE:                                                        4/30/01
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.10
-----------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                 0.11
     Net Gain or (Losses) in Securities (both realized and unrealized)                   (0.10)
                                                                                         ------
     Total from Investment Operations                                                      0.01
   Distributions to Shareholders from:
     Dividends from Net Investment Income                                                  0.11
     Distributions from Capital Gains                                                        --
                                                                                         ------
     Total Dividends and Distributions                                                     0.11
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $11.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                          0.09%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)                                              $  48
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------
Expenses                                                                                  0.55%
-----------------------------------------------------------------------------------------------
Net investment income                                                                     5.35%
-----------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                             1.03%
-----------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits                4.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                     39%
-----------------------------------------------------------------------------------------------

 *  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^ Formerly Chase Vista U.S. Treasury Income Fund - Institutional Class Shares. # Short periods have been annualized.

                       This page intentionally left blank.

    HOW TO REACH US



MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-348-4782

JP MORGAN FUNDS
SERVICE CENTER
210 West 10th Street, 8th Floor
Kansas City, MO 64105

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-5151 for Strategic Income Fund, and U.S. Treasury Income Fund, 811-07795 for Global High Yield Bond Fund and 811-07340 for Emerging Markets Debt Fund.





                       JPMorgan Funds Fulfillment Center
                              393 Manley Street
                        West Bridgewater, MA 02379-1039




       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                     Rhi-Fi-701

PROSPECTUS SEPTEMBER   , 2001
SUBJECT TO COMPLETION, DATED JULY 27, 2001

JPMORGAN FUNDS
ULTRA SHARES


BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               [LOGO] JPMORGAN FLEMING
                                                      ASSET MANAGEMENT

[SIDENOTE]
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                    RH-BDUL-701

CONTENTS

Bond Fund                                           1

Who May Want to Invest                              3

The Fund's Management and Administration            6

How Your Account Works                              7

   Buying Fund Shares                               7

   Selling Fund Shares                              7

   Other Information Concerning the Fund            8

   Distributions and Taxes                          9

Risk and Reward Elements                           10

Investments                                        12

How To Reach Us                            Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 10 - 13.

THE FUND'S OBJECTIVE

The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.



[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lost the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield write exposure, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE BOND FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO
  FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Ultra Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)


                                                           1991          13.45%
                                                           1992           6.53%
                                                           1993           9.98%
                                                           1994          (2.68)%
                                                           1995          18.42%
                                                           1996           3.30%
                                                           1997           9.29%
                                                           1998           7.54%
                                                           1999          (0.55)%
                                                           2000          10.93%

The Fund's year-to-date total return as                BEST QUARTER       6.30%
of 6/30/01 was 2.95%.                                  2nd quarter, 1995

                                                       WORST QUARTER     (2.38)%
                                                       1st quarter, 1994



AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                      PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
BOND FUND
(AFTER EXPENSES)                        10.93         6.02           7.45
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                           11.59         6.45           8.00

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR ULTRA CLASS SHARES

The estimated expenses of the Ultra Class before and after reimbursement are shown below. The Ultra Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)

MANAGEMENT FEES                                          0.30
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.05
OTHER EXPENSES(3)                                        0.18
TOTAL OPERATING EXPENSES                                 0.53
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                 (0.13)
NET EXPENSES(4)                                          0.40

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Ultra Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Ultra Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  41         128         255         625

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees it will reimburse the Fund, to the extent total operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of average daily net assets through 9/7/04.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Bond Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) as a percentage of net assets as follows:

                       FISCAL
 FUND                  YEAR END    %
 BOND FUND              10/31     0.30%

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR

Morgan Guaranty Trust Company of New York provides administrative services, and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.05% of the average daily net assets of the Ultra Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or JPMorgan Fund Distributors, Inc. (JPFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund may issue multiple classes of shares. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUND'S DISTRIBUTOR

JPFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Ultra Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Ultra Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Ultra Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS

Investors must buy a minimum of $20,000,000 worth of Ultra Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Ultra Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION

CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Fund generally pays dividends monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE BOND FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                           POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS

- The Fund's share price, yield,            - Bonds have generally               - Under normal circumstances the
  and total return will fluctuate             outperformed money market            Fund plans to remain fully
  in response to bond market                  investments over the long term,      invested in bonds and other
  movements                                   with less risk than stocks           fixed income securities.

- The value of most bonds will              - Most bonds will rise in value      - bond investments may include
  fall when interest rates rise;              when interest rates fall             U.S. and foreign corporate and
  the longer a bond's maturity and                                                 government bonds,
  the lower its credit quality,             - Mortgage-backed and asset-backed     mortgage-backed and asset backed
  the more its value typically                securities and direct mortgages      securities, convertible
  falls                                       can offer attractive returns         securities, participation
                                                                                   interests and private placements
- Adverse market conditions may
  from time to time cause the Fund                                               - The Fund seeks to limit risk and
  to take temporary defensive                                                      enhance total return or yields
  positions that are inconsistent                                                  through careful management,
  with its principal investment                                                    sector allocation, individual
  strategies and may hinder a fund                                                 securities selection, and
  from achieving its investment                                                    duration management
  objective
                                                                                 - During severe market downturns,
- Mortgage-backed and asset-backed                                                 the Fund has the option of
  securities (securities                                                           investing up to 100% of assets
  representing an interest in, or                                                  in high quality short-term
  secured by, a pool of mortgages                                                  securities
  or other assets such as
  receivables) and direct                                                        - The adviser monitors interest
  mortgages could generate capital                                                 rate trends, as well as
  losses or periods of low yields                                                  geographic and demographic
  if they are paid off                                                             information related to
  substantially earlier or later                                                   mortgage-backed securities and
  than anticipated                                                                 mortgage prepayments

----------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

- The default of an issuer would            - Investment-grade bonds have a      - The Fund maintains its own
  leave the Fund with unpaid                  lower risk of default                policies for balancing credit
  interest or principal                                                            quality against potential yields
                                            - Junk bonds offer higher yields       and gains in light of its
- Junk bonds (those rated BB/Ba or            and higher potential gains           investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                               - The adviser develops its own
  and may be more difficult to                                                     ratings of unrated securities
  value                                                                            and makes a credit quality
                                                                                   determination for unrated
                                                                                   securities
----------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

- The Fund could lose money                 - Foreign bonds, which represent a   - Foreign bonds may be a
  because of foreign government               major portion of the world's         significant investment for the
  actions, political instability,             fixed income securities, offer       Bond Fund.
  or lack of adequate and accurate            attractive potential performance
  information                                 and opportunities for              - To the extent that the Fund
                                              diversification                      invests in foreign bonds, it may
- Currency exchange rate movements                                                 manage the currency exposure of
  could reduce gains or create              - Favorable exchange rate              its foreign investments relative
  losses                                      movements could generate gains       to its benchmark, and may hedge
                                              or reduce losses                     a portion of its foreign
- Currency and investment risks                                                    currency exposure into the U.S.
  tend to be higher in emerging             - Emerging markets can offer           dollar from time to time (see
  markets                                     higher returns                       also "Derivatives"); these
                                                                                   currency management techniques
                                                                                   may not be available for certain
                                                                                   emerging markets investments

----------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities             - The Fund can take advantage of     - The Fund segregates liquid
  before issue or for delayed                 attractive transaction               assets to offset leverage risk
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets



POTENTIAL RISKS                           POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES

- The Fund could underperform               - The Fund could outperform its      - The adviser focuses its active
  its benchmark due to its sector,            benchmark due to these same          management on those areas where
  securities or duration choices              choices                              it believes its commitment to
                                                                                   research can most enhance
                                                                                   returns and manage risks in a
                                                                                   consistent way

----------------------------------------------------------------------------------------------------------------------
  DERIVATIVES

- Derivatives such as futures,              - Hedges that correlate well         - The Fund use derivatives, such
  options, swaps and forward                  with underlying positions can        as futures, options, swaps and
  foreign currency contracts(1)               reduce or eliminate losses at        forward foreign currency
  that are used for hedging the               low cost                             contracts for hedging and for
  portfolio or specific securities                                                 risk management (i.e., to adjust
  may not fully offset the                  - The Fund could make money and        duration or yield curve
  underlying positions and this               protect against losses if            exposure, or to establish or
  could result in losses to the               management's analysis proves         adjust exposure to particular
  Fund that would not have                    correct                              securities, markets, or
  otherwise occurred                                                               currencies); risk management may
                                            - Derivatives that involve             include management of the Fund's
- Derivatives used for risk                   leverage could generate              exposure relative to its
  management may not have the                 substantial gains at low cost        benchmark
  intended effects and may result
  in losses or missed opportunities                                              - The Fund only establish hedges
                                                                                   that they expect will be highly
- The counterparty to a                                                            correlated with underlying
  derivatives contract could                                                       positions
  default
                                                                                 - While the Fund may use
- Certain types of derivatives                                                     derivatives that incidentally
  involve costs to the Fund which                                                  involve leverage, they do not
  can reduce returns                                                               use them for the specific
                                                                                   purpose of leveraging their
- Derivatives that involve                                                         portfolios
  leverage could magnify losses

- Derivatives used for
  non-hedging purposes could cause
  losses that exceed the original
  investment.


----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When the Fund lends a                     - The Fund may enhance income        - The adviser maintains a list
  security, there is a risk that              through the investment of the        of approved borrowers
  the loaned securities may not be            collateral received from the
  returned if the borrower                    borrower                           - The Fund receive collateral
  defaults or the lending agent                                                    equal to at least 100% of the
  defaults                                                                         current value of securities
                                                                                   loaned
- The collateral will be subject
  to the risks of the securities                                                 - The lending agents indemnify a
  in which it is invested                                                          fund against borrower default

                                                                                 - The adviser's collateral
                                                                                   investment guidelines limit the
                                                                                   quality and duration of
                                                                                   collateral investment to
                                                                                   minimize losses

                                                                                 - Upon recall, the borrower must
                                                                                   return the securities loaned
                                                                                   within the normal settlement
                                                                                   period

----------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- The Fund could have difficulty            - These holdings may offer more      - The Fund may invest more than
  valuing these holdings precisely            attractive yields or potential       15% of net assets in illiquid
                                              growth than comparable widely        holdings
- The Fund could be unable to                 traded securities
  sell these holdings at the time                                                - To maintain adequate liquidity
  or price desired                                                                 to meet redemptions, the Fund
                                                                                   may hold investment-grade
                                                                                   short-term securities (including
                                                                                   repurchase agreements and
                                                                                   reverse repurchase agreements)
                                                                                   and, for temporary or
                                                                                   extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3%
                                                                                   of the value of its total assets
                                                                                   or draw on a line of credit

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading would raise             - The Fund could realize gains       - The Fund may use short-term
  the Fund's transaction costs                in a short period of time            trading to take advantage of
                                                                                   attractive or unexpected
- Increased short-term capital              - The Fund could protect against       opportunities or to meet demands
  gains distributions would raise             losses if a bond is overvalued       generated by shareholder
  shareholders' income tax                    and its value later falls            activity.
  liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/x/   Permitted (and if applicable, percentage limitation)
      percentage of total assets         - BOLD
      percentage of net assets           - ITALIC
/ /   Permitted, but not typically used
+     Permitted, but no current intention of use
--    Not permitted

                                      RELATED TYPES OF RISK                                             BOND
ASSET-BACKED SECURITIES      credit, interest rate, market, prepayment                                  /x/

BANK OBLIGATIONS             credit, currency, liquidity, political                                     /x/(1)

COMMERCIAL PAPER             credit, currency, interest rate, liquidity, market, political              /x/(1)

CONVERTIBLE SECURITIES       credit, currency, interest rate, liquidity, market, political, valuation   /x/(1)

CORPORATE BONDS              credit, currency, interest rate, liquidity, market, political, valuation   /x/(1)

MORTGAGES (DIRECTLY HELD)    credit, environmental, extension, interest rate, liquidity,
                             market, natural event, political, prepayment, valuation                    /x/

MORTGAGE-BACKED SECURITIES   credit, currency, extension, interest rate, leverage, market,
                             political, prepayment                                                      /x/(1)

MORTGAGE DOLLAR ROLLS        currency, extension, interest rate, leverage, liquidity, market,
                             political, prepayment                                                      /x/(2)

PARTICIPATION INTERESTS      credit, currency, extension, interest rate, liquidity, political,
                             prepayment                                                                 /x/(1)

PRIVATE PLACEMENTS           credit, interest rate, liquidity, market, valuation                        /x/

REITs AND OTHER REAL-ESTATE  credit, interest rate, liquidity, market, natural event,
RELATED INSTRUMENTS          prepayment, valuation                                                      /x/

REPURCHASE AGREEMENTS        credit                                                                     /x/

REVERSE REPURCHASE           credit                                                                     /x/(2)
AGREEMENTS

SOVEREIGN DEBT, BRADY        credit, currency, interest rate, market, political                         /x/(1)
BONDS, AND DEBT OF
SUPRANATIONAL ORGANIZATIONS

SWAPS                        credit, currency, interest rate, leverage, market, political               /x/(1)

SYNTHETIC VARIABLE RATE
INSTRUMENTS                  credit, interest rate, leverage, liquidity, market                         --

TAX EXEMPT MUNICIPAL
SECURITIES                   credit, interest rate, market, natural event, political                    / /

U.S. GOVERNMENT SECURITIES   interest rate                                                              /x/

ZERO COUPON, PAY-IN-KIND,    credit, currency, interest rate, liquidity, market, political,             /x/(1)
AND DEFERRED PAYMENT         valuation
SECURITIES


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

  (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.

                     This page intentionally left blank.

         HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, please contact that institution directly for more information. You can also find information online at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File No. is 811-07342.


                      JPMorgan Funds Fulfillment Center
                             393 Manley Street
                       West Bridgewater, MA 02379-1039


      (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001


                                                                     RH-BDUL-701

                                        PROSPECTUS SEPTEMBER ___, 2001

                           SUBJECT TO COMPLETION, DATED JULY 27, 2001





JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: CLASS A, CLASS B, CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

[LOGO]

JPMORGAN FLEMING
ASSET MANAGEMENT

[SIDENOTE]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

BALANCED FUND                                       1

CAPITAL GROWTH FUND                                 8

CORE EQUITY FUND                                   14

DISCIPLINED EQUITY FUND                            20

DISCIPLINED EQUITY VALUE FUND                      25

DIVERSIFIED FUND                                   30

DYNAMIC SMALL CAP FUND                             36

EQUITY GROWTH FUND                                 41

EQUITY INCOME FUND                                 47

GROWTH AND INCOME FUND                             53

MID-CAP VALUE FUND                                 60

SMALL CAP EQUITY FUND                              67

SMALL CAP GROWTH FUND                              73

U.S. EQUITY FUND                                   80

U.S. SMALL COMPANY FUND                            85

U.S. SMALL COMPANY OPPORTUNITIES FUND              90

THE FUNDS' MANAGEMENT AND ADMINISTRATION           95

HOW YOUR ACCOUNT WORKS                             99

   BUYING FUND SHARES                             100

   SELLING FUND SHARES                            102

   OTHER INFORMATION CONCERNING THE FUNDS         103

   DISTRIBUTIONS AND TAXES                        103

RISK AND REWARD ELEMENTS                          110

FINANCIAL HIGHLIGHTS                              112

HOW TO REACH US                            BACK COVER

JPMORGAN BALANCED FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strat- egies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

The performance for the period before Class A shares were launched on 10/16/98 is based on the performance of Institutional shares. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.29%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1991        24.16%
           1992         5.32%
           1993         6.01%
           1994        -2.27%
           1995        23.83%
           1996        11.31%
           1997        23.67%
           1998        25.04%
           1999        13.94%
           2000        -2.80%


BEST QUARTER                13.24%
                 4th quarter, 1998
WORST QUARTER               -4.90%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 10/16/98. FOR THE PERIOD 1/1/91 THROUGH 10/16/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM0 FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,4)

                                            PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)                -8.40        12.43           11.67

 CLASS B SHARES (AFTER EXPENSES)                -6.73        13.53           12.33

 CLASS C SHARES (AFTER EXPENSES)                -3.59        13.77           12.33

 S&P 500 INDEX (NO EXPENSES)                    -9.10        18.33           17.44

 LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)        11.85         6.24            8.00

 LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)      11.63         6.46            7.96

 LIPPER BALANCED FUNDS INDEX (NO EXPENSES)       2.39        11.80           12.45

INVESTOR EXPENSES FOR CLASSES A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          NONE

 CLASS B SHARES      NONE                           5.00%

 CLASS C SHARES      NONE                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(4) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS

                           CLASS A SHARES(5)   CLASS B SHARES(6)   CLASS C SHARES(6)
 MANAGEMENT FEES                0.50%               0.50%              0.50%

 DISTRIBUTION (RULE 12B-1)
 FEES                           0.25%               0.75%              0.75%

 SHAREHOLDER SERVICE FEES       0.25%               0.25%              0.25%

 OTHER EXPENSES                 0.60%               0.60%              0.60%

 TOTAL OPERATING EXPENSES       1.60%               2.10%              2.10%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(7)               0.35%               0.17%              0.17%

 NET EXPENSES(7)                1.25%               1.93%              1.93%

(5) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(6)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(7) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(7) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*           $695       $1,019      $1,365      $2,338

 CLASS B SHARES**          $696         $942      $1,313      $2,290***

 CLASS C SHARES**          $296         $642      $1,113      $2,418


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES            $196       $642        $1,113      $2,290***

 CLASS C SHARES            $196       $642        $1,113      $2,418


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

Past performance does not predict how any share of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -3.40%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        70.74%
           1992        12.95%
           1993        20.17%
           1994        -1.31%
           1995        22.24%
           1996        24.20%
           1997        23.37%
           1998         5.54%
           1999        12.77%
           2000        14.17%


BEST QUARTER              26.78%
               1st quarter, 1991
WORST QUARTER            -19.57%
               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)          7.60        14.43         18.56
 CLASS B SHARES (AFTER EXPENSES)          8.61        14.99         18.84
 CLASS C SHARES (AFTER EXPENSES)         12.64        15.05         18.75
 S&P MID-CAP 400 INDEX (NO EXPENSES)     17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      6.26        16.17         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/23/87. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) CLASS B SHARES WERE FIRST OFFERED ON 11/4/93. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. CLASS C SHARES WERE FIRST OFFERED ON 1/2/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                              None
 CLASS B SHARES            None                               5.00%
 CLASS C SHARES            None                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B, AND CLASS C ASSETS)

                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------
 MANAGEMENT FEES            0.40%            0.40%             0.40%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(4)          0.45%            0.45%             0.45%
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.35%            1.85%             1.85%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)            --               --                --
------------------------------------------------------------------------------
 NET EXPENSES(5)            1.35%            1.85%             1.85%
------------------------------------------------------------------------------

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.35%, 1.85% AND 1.85% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $705       $978        $1,272      $2,105
 CLASS B SHARES**               $688       $882        $1,201      $2,039***
 CLASS C SHARES**               $288       $582        $1,001      $2,169

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $188       $582        $1,001      $2,039***
 CLASS C SHARES                 $188       $582        $1,001      $2,169

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN CORE EQUITY FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance for the period before Class A shares were launched on 9/10/98 is based on the performance of Institutional Class shares of the fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.57%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        -4.03%
           1995        25.53%
           1996        22.54%
           1997        33.33%
           1998        30.80%
           1999        23.59%
           2000       -12.19%

BEST QUARTER                  22.85%
                 4th quarter, 1998
WORST QUARTER                -11.03%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 4/1/93. FOR THE PERIOD 4/1/93 THROUGH 9/10/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.



(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR.  PAST 5 YEARS. LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)         -17.23       16.93         14.42
 CLASS B SHARES (AFTER EXPENSES)         -16.28       18.12         15.30
 CLASS C SHARES (AFTER EXPENSES)         -13.01       18.32         15.30
 S&P 500 INDEX (NO EXPENSES)              -9.10       18.33         17.11
 LIPPER LARGE-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      -7.37       16.79         15.34

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES         5.75%                       NONE
 CLASS B SHARES         NONE                        5.00%
 CLASS C SHARES         NONE                        1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS BAND CLASS C ASSETS)

                           CLASS A SHARES(4) CLASS B SHARES(5) CLASS C SHARES(5)
MANAGEMENT FEES            0.50%             0.50%             0.50%
DISTRIBUTION (RULE 12B-1)
FEES                       0.25%             0.75%             0.75%
SHAREHOLDER SERVICE FEES   0.25%             0.25%             0.25%
OTHER EXPENSES             0.56%             0.56%             0.56%
TOTAL OPERATING EXPENSES   1.56%             2.06%             2.06%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)           0.31%             0.06%             0.06%
NET EXPENSES(6)            1.25%             2.00%             2.00%

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 2.00% AND 2.00% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,011      $1,348      $2,300
 CLASS B SHARES**               $703         $940      $1,303      $2,257***
 CLASS C SHARES**               $303         $640      $1,103      $2,385

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR       3 YEARS   5 YEARS     10 YEARS
 CLASS B SHARES                 $203         $640      $1,103      $2,257***
 CLASS C SHARES                 $203         $640      $1,103      $2,385

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DISCIPLINED EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B, and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1998       32.35%
           1999       18.32%
           2000      -10.87%


 BEST QUARTER                 22.85%
                   4th quarter, 1998
 WORST QUARTER                -9.91%
                   3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   LIFE OF FUND

 CLASS A (AFTER EXPENSES)                -16.00%       13.73%

 CLASS B (AFTER EXPENSES)                -15.29%       14.95%

 CLASS C (AFTER EXPENSES)                -11.75%       15.46%

 S&P 500 INDEX (NO EXPENSES)              -9.11%       15.79%


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                         CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                             0.35%              0.35%            0.35%

 DISTRIBUTION (RULE 12B-1) FEES              0.25%              0.75%            0.75%

 SHAREHOLDER SERVICE FEES                    0.25%              0.25%            0.25%

 OTHER EXPENSES(3)                           0.39%              0.39%            0.39%

 TOTAL OPERATING EXPENSES                    1.24%              1.74%            1.74%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)     0.29%              0.29%            0.29%

 NET EXPENSES(4)                             0.95%              1.45%            1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Classes A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS***

 CLASS A SHARES*                $666       $919        $1,191      $1,965

 CLASS B SHARES**               $648       $820        $1,117      $1,895***

 CLASS C SHARES**               $248       $520        $   917     $2,028


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $148       $520        $917        $1,895***

 CLASS C SHARES                 $148       $520        $917        $2,028


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN DISCIPLINED EQUITY VALUE FUND




RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the stocks for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

THE FUND'S PAST PERFORMANCE
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                      NONE
 CLASS B SHARES            NONE                       5.00%
 CLASS C SHARES            NONE                       1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)


                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES            0.35%            0.35%             0.35%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(3)          0.69%            0.69%             0.69%
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.54%            2.04%             2.04%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)           0.59%            0.59%             0.59%
--------------------------------------------------------------------
 Net Expenses(4)            0.95%            1.45%             1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $666       $979        $1,314      $2,257
 CLASS B SHARES**               $648       $883        $1,241      $2,193***
 CLASS C SHARES**               $248       $583        $1,044      $2,322

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $148       $583        $1,044      $2,193***
 CLASS C SHARES                 $148       $583        $1,044      $2,322

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from JPMIM's the adviser's, worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and small capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        0.93%
           1995       26.84%
           1996       13.68%
           1997       18.89%
           1998       18.60%
           1999       14.23%
           2000       -3.97%


 BEST QUARTER               13.48%
                 4th quarter, 1998
 WORST QUARTER              -6.13%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND

 CLASS A (AFTER EXPENSES)           -9.52         10.62          11.19

 CLASS B (AFTER EXPENSES)           -8.53         11.69          12.11

 CLASS C (AFTER EXPENSES)           -4.88         11.95          12.11

 FUND BENCHMARK (NO EXPENSES)       -2.30         13.06          12.87

 S&P 500 INDEX (NO EXPENSES)        -9.11         18.33          17.94


(1) THE FUND COMMENCED OPERATIONS ON 9/10/93. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)

                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES                    0.55%            0.55%            0.55%

 DISTRIBUTION (RULE 12B-1) FEES     0.25%            0.75%            0.75%

 SHAREHOLDER SERVICE FEES           0.25%            0.25%            0.25%

 OTHER EXPENSES(3)                  0.43%            0.43%            0.43%

 TOTAL OPERATING EXPENSES           1.48%            1.98%            1.98%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                  0.38%            0.38%            0.38%

 NET EXPENSES(4)                    1.10%            1.60%            1.60%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $681       $981        $1,303      $2,211

 CLASS B SHARES**               $663       $885        $1,232      $2,146***

 CLASS C SHARES**               $263       $585        $1,032      $2,276


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $163       $585        $1,032      $2,146***

 CLASS C SHARES                 $163       $585        $1,032      $2,276


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.86%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1998        13.46%
           1999        30.13%
           2000        11.42%


 BEST QUARTER                24.00%
                  4th quarter, 1999
 WORST QUARTER              -18.98%
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                                       LIFE OF
                                                        PAST 1 YEAR    FUND

 CLASS A SHARES (AFTER EXPENSES)                        5.03           22.31

 CLASS B SHARES (AFTER EXPENSES)                        6.11           23.00

 CLASS C SHARES (AFTER EXPENSES)                        9.74           23.43

 S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)     0.57           11.87

 LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)     -8.25           15.85


(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR
     THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS C SHARES WERE FIRST OFFERED ON 1/7/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE FOR CLASS B SHARES OF THE FUND.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          None

 CLASS B SHARES      None                           5.00%

 CLASS C SHARES      None                           1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES

 MANAGEMENT FEES              0.65%             0.65%             0.65%

 DISTRIBUTION (RULE 12B-1)
 FEES                         0.25%             0.75%             0.75%

 SHAREHOLDER SERVICE FEES     0.25%             0.25%             0.25%

 OTHER EXPENSES(4)            0.61%             0.61%             0.61%

 TOTAL OPERATING EXPENSES     1.76%             2.26%             2.26%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)             0.26%             0.14%             0.14%

 NET EXPENSES(5)              1.50%             2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12% RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year, total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $719       $1,073      $1,451      $2,509

 CLASS B SHARES**               $715       $  993      $1,397      $2,459***

 CLASS C SHARES**               $315       $  693      $1,197      $2,584


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $215       $693        $1,197      $2,459***

 CLASS C SHARES                 $215       $693        $1,197      $2,584


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-    market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The performance for the period before Class A shares were launched on 8/13/98 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

The Fund's year-to-date total return as of 6/30/01 was -11.68%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]


           1991        31.69%
           1992         6.43%
           1993         2.48%
           1994        -0.90%
           1995        25.78%
           1996        20.52%
           1997        37.20%
           1998        41.19%
           1999        31.54%
           2000       -23.85%

BEST QUARTER        27.32%
         4th quarter, 1998
WORST QUARTER      -17.89%
         4th quarter, 2000


(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                   PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES (AFTER EXPENSES)      -28.23        17.12         14.71
CLASS B SHARES (AFTER EXPENSES)      -27.03        18.31         15.39
CLASS C SHARES (AFTER EXPENSES)      -24.49        18.52         15.39
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                        -22.08        19.16         17.60
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)                  -19.68        17.85         17.32

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES             5.75%                        None
CLASS B SHARES             None                         5.00%
CLASS C SHARES             None                         1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge.
(3) Class B shares and Class C shares were first offered on 2/16/01. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                        CLASS A SHARES(4) CLASS B SHARES(5)  CLASS C SHARES(5)
----------------------------------------------------------------------------
MANAGEMENT FEES           0.50%             0.50%              0.50%
DISTRIBUTION (RULE 12B-1)
FEES                      0.25%             0.75%              0.75%
SHAREHOLDER SERVICE FEES  0.25%             0.25%              0.25%
----------------------------------------------------------------------------
OTHER EXPENSES            0.53%             0.53%              0.53%
TOTAL OPERATING EXPENSES  1.53%             2.03%              2.03%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)          0.25%             0.05%              0.05%
----------------------------------------------------------------------------
NET EXPENSES(6)           1.25%             1.98%              1.98%
----------------------------------------------------------------------------

(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(5) "Other Expenses" are based on estimated expenses for the current fiscal year.
(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.98% and 1.98% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES*                $695       $1,005      $1,336      $2,271
CLASS B SHARES**               $701       $  932      $1,289      $2,226***
CLASS C SHARES**               $301       $  632      $1,089      $2,354

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES                 $201       $632        $1,089      $2,226***
CLASS C SHARES                 $201       $632        $1,089      $2,354

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The performance for the period before Class A shares were launched on 8/24/98 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.96%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        22.10%
           1992         5.61%
           1993        12.34%
           1994        -3.37%
           1995        33.72%
           1996        17.87%
           1997        31.05%
           1998        26.12%
           1999        12.70%
           2000        -4.09%


 BEST QUARTER               18.81%
                 4th quarter, 1998
 WORST QUARTER              -8.07%
                 4th quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 3/29/88. FOR THE PERIOD 1/1/91 THROUGH 8/24/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                         PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)         -9.60         14.69           14.02

 CLASS B SHARES (AFTER EXPENSES)         -7.64         15.84           14.70

 CLASS C SHARES (AFTER EXPENSES)         -4.80         16.06           14.70

 S&P 500 INDEX (NO EXPENSES)             -9.10         18.33           17.44

 LIPPER EQUITY INCOME FUNDS INDEX
 (NO EXPENSES)                            7.46         13.42           14.45


INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                             CLASS A SHARES(4)   CLASS B SHARES(5)   CLASS C SHARES(5)
 MANAGEMENT FEES             0.40%               0.40%               0.40%

 DISTRIBUTION (RULE 12B-1)
 FEES                        0.25%               0.75%               0.75%

 SHAREHOLDER SERVICE FEES    0.25%               0.25%               0.25%

 OTHER EXPENSES              0.67%               0.67%               0.67%
                             ----------------------------------------------

 TOTAL OPERATING EXPENSES    1.57%               2.07%               2.07%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)            0.32%               0.32%               0.32%
                             ----------------------------------------------

 NET EXPENSES(6)             1.25%               1.75%               1.75%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) "Other Expenses" are based on estimated expenses for the current fiscal year.

(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $695       $1,013      $1,353      $2,309

 CLASS B SHARES**               $678       $918        $1,284      $2,247***

 CLASS C SHARES**               $278       $618        $1,084      $2,375


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $618        $1,084      $2,247***

 CLASS C SHARES                 $178       $618        $1,084      $2,375


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM(USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)


           1991        59.13%
           1992        15.06%
           1993        12.99%
           1994        -3.41%
           1995        27.55%
           1996        19.38%
           1997        29.53%
           1998        14.11%
           1999         8.09%
           2000         0.48%


BEST QUARTER        33.98%
                    1st quarter, 1991

WORST QUARTER       -12.20%
                    3rd quarter, 1998

The Fund's year-to-date total return as of 6/30/01 was -6.27%

(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. During these period, the actual returns of Class A Shares would have been lower than shown because Class A shares have higher expenses. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

(2)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                          PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES (AFTER EXPENSES)             -5.29             12.55               16.49

CLASS B SHARES (AFTER EXPENSES)             -4.26             13.08               16.76

CLASS C SHARES (AFTER EXPENSES)             -0.88             12.94               16.56

S&P 500/BARRA VALUE INDEX (NO EXPENSES)      6.08             16.81               16.88

LIPPER LARGE-CAP VALUE FUNDS
INDEX (NO EXPENSES)                          1.95             15.74               16.12


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
-------------------------------------------------------------------------------------------------
CLASS A SHARES            5.75%                        None

CLASS B SHARES            None                         5.00%

CLASS C SHARES            None                         1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.

(3) Class B shares were first offered on 11/4/93. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on 1/2/98. The performance for the period before Class C shares were launched is based on the performance of Class B shares. During these periods returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                              0.40%             0.40%           0.40%

DISTRIBUTION (RULE 12B-1) FEES               0.25%             0.75%           0.75%

SHAREHOLDER SERVICE FEES                     0.25%             0.25%           0.25%

OTHER EXPENSES(4)                            0.40%             0.40%           0.40%
                                             ---------------------------------------

TOTAL OPERATING EXPENSES                     1.30%             1.80%           1.80%

FEE WAIVER AND EXPENSE REIMBURSEMENT(5)       --                --              --
                                             ---------------------------------------

NET EXPENSES(5)                              1.30%             1.80%           1.80%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES*                      $700      $963      $1,247    $2,053

CLASS B SHARES**                     $683      $866      $1,175    $1,985***

CLASS C SHARES**                     $283      $566      $975      $2,116


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                       $183      $566      $975     $1,985***

 CLASS C SHARES                       $183      $566      $975     $2,116


*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.36%


YEAR-BY-YEAR RETURNS(1,2)
1998        19.77%
1999        13.87%
2000        35.28%

BEST QUARTER                17.96%
                  4th quarter 1998
WORST QUARTER              -11.06%
                  3rd quarter 1998

(1) THE FUND COMMENCED OPERATIONS ON 11/3/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                    PAST 1 YEAR   LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)                      27.24         21.16

 CLASS B SHARES (AFTER EXPENSES)                      30.28         22.86

 CLASS C SHARES (AFTER EXPENSES)                      34.28         23.47

 S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)      27.84         13.34

 RUSSELL MID CAP VALUE INDEX (NO EXPENSES)            19.18          9.87


ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B and C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                          None

 CLASS B SHARES            None                           5.00%

 CLASS C SHARES            None                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 1/1/98 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES               0.70%            0.70%             0.70%

 DISTRIBUTION (RULE 12B-1)
 FEES                          0.25%            1.00%             1.00%

 SHAREHOLDER SERVICE FEES      None             None              None

 OTHER EXPENSES(4)             1.35%            1.35%             1.35%
                               -----            -----             -----
 TOTAL OPERATING EXPENSES      2.30%            3.05%             3.05%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)              0.80%            0.80%             0.80%
                               -----            -----             -----
 NET EXPENSES(5)               1.50%            2.25%             2.25%

(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50%, 2.25% AND 2.25% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $719       $1,180      $1,666      $3,001

 CLASS B SHARES**               $728       $1,167      $1,731      $3,133***

 CLASS C SHARES**               $328       $867        $1,531      $3,309


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $228       $867        $1,531      $3,133***

 CLASS C SHARES                 $228       $867        $1,531      $3,309


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

     JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.31%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1995        54.04%
           1996        28.80%
           1997        17.76%
           1998         3.34%
           1999        13.75%
           2000        14.18%

BEST QUARTER                 19.38%
                 4th quarter, 1998
WORST QUARTER               -21.13%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)          7.63        13.92         20.43
 CLASS B SHARES (AFTER EXPENSES)          8.56        14.22         20.78
 CLASS C SHARES (AFTER EXPENSES)         12.36        14.45         20.78
 S&P SMALL-CAP 600 INDEX (NO EXPENSES)   11.80        13.57         16.15
 LIPPER SMALL CORE FUNDS
 INDEX (NO EXPENSES)                      6.93        12.44         15.28

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS B SHARES WERE FIRST OFFERED 3/28/95. CLASS C SHARES WERE FIRST OFFERED AS OF THE DATE OF THIS PROSPECTUS. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B AND C SHARES WERE LAUNCHED IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      None
 CLASS B SHARES          None                       5.00%
 CLASS C SHARES          None                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B AND CLASS C ASSETS)


                            CLASS A SHARES(4)   CLASS B SHARES(4)  CLASS C SHARES(5)
 MANAGEMENT FEES            0.65%               0.65%             0.65%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%               0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.02%               0.25%             0.25%
 OTHER EXPENSES             0.52%               0.52%             0.47%
 TOTAL OPERATING EXPENSES   1.44%               2.17%             2.12%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)           0.06%               0.05%             NONE
 NET EXPENSES(6)            1.38%               2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.38%, 2.12% AND 2.12% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $707       $999        $1,311      $2,195
 CLASS B SHARES**               $715       $974        $1,360      $2,314***
 CLASS C SHARES**               $315       $664        $1,139      $2,452

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $215       $674        $1,160      $2,314***
 CLASS C SHARES                 $215       $664        $1,139      $2,452

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.15%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        14.86%
           1999        46.54%
           2000        -7.79%

 BEST QUARTER                                23.59%
                  4th quarter (calendar year), 1998
 WORST QUARTER                              -18.29%
                  3rd quarter (calendar year), 1998


(1) THE FUND COMMENCED OPERATIONS ON 11/14/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                  PAST 1 YEAR      LIFE OF FUND

 CLASS A SHARES (AFTER EXPENSES)                    -13.12            13.66

 CLASS B SHARES (AFTER EXPENSES)                    -11.61            15.13

 CLASS C SHARES (AFTER EXPENSES)                     -8.55            15.84

 RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02             4.80

 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43             3.02


ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 11/14/97 THROUGH 4/30/01, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSED (EXPENSED THAT ARE DEDUCTED) FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                       0.80%             0.80%             0.80%

 DISTRIBUTION (RULE 12b-1) FEES        0.25%             1.00%             1.00%

 SHAREHOLDER SERVICE FEES              NONE              NONE              NONE

 OTHER EXPENSES(4)                     1.45%             1.45%             1.45%
                                       -----------------------------------------
 TOTAL OPERATING EXPENSES              2.50%             3.25%             3.25%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)                      0.90%             0.90%             0.90%
                                       -----------------------------------------
 NET EXPENSES(5)                       1.60%             2.35%             2.35%


(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.60%, 2.35% AND 2.35% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $728       $1,228      $1,753      $3,184

 CLASS B SHARES**               $738       $1,217      $1,820      $3,315***

 CLASS C SHARES**               $338         $917      $1,620      $3,488


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $238       $917        $1,620      $3,315***

 CLASS C SHARES                 $238       $917        $1,620      $3,488


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991       34.12%
           1992        8.73%
           1993       11.06%
           1994       -0.32%
           1995       32.83%
           1996       21.22%
           1997       28.58%
           1998       24.79%
           1999       14.88%
           2000       -6.37%

 BEST QUARTER               21.46%
                 4th quarter, 1998
 WORST QUARTER             -17.97%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS

 CLASS A (AFTER EXPENSES)                -11.78        14.55          15.51

 CLASS B (AFTER EXPENSES)                -10.75        15.70          16.19

 CLASS C (AFTER EXPENSES)                 -7.25        15.91          16.19

 S&P 500 INDEX (NO EXPENSES)              -9.11        18.33          17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE
     DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                              CLASS A    CLASS B    CLASS C
                                              SHARES     SHARES     SHARES

 MANAGEMENT FEES                              0.40%      0.40%      0.40%

 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%      0.75%

 SHAREHOLDER SERVICE FEES                     0.25%      0.25%      0.25%

 OTHER EXPENSES(3)                            0.45%      0.45%      0.45%
                                              ---------------------------
 TOTAL OPERATING EXPENSES                     1.35%      1.85%      1.85%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.30%      0.10%      0.10%
                                              ---------------------------
 NET EXPENSES(4)                              1.05%      1.75%      1.75%


(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/04 WITH RESPECT TO CLASS A AND UNTIL 9/7/02 WITH RESPECT TO CLASS B AND CLASS C.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

- net expenses for three years with respect to Class A shares and one year with respect to Class B and C shares, and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $676       $890        $1,186      $2,027

 CLASS B SHARES**               $678       $872        $1,191      $2,030***

 CLASS C SHARES**               $278       $572          $991      $2,161


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $572        $991        $2,030***

 CLASS C SHARES                 $178       $572        $991        $2,161


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM,the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1991        59.59%
           1992        18.98%
           1993         8.59%
           1994        -5.81%
           1995        31.88%
           1996        20.84%
           1997        22.70%
           1998        -5.28%
           1999        44.30%
           2000        -9.59%


BEST QUARTER             34.75%
                 4th quarter, 1999
WORST QUARTER           -21.61%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)


                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A (AFTER EXPENSES)                -14.80       11.55         16.03
 CLASS B (AFTER EXPENSES)                -13.55       12.63         16.72
 CLASS C (AFTER EXPENSES)                -10.38       12.87         16.72
 RUSSELL 2000 INDEX (NO EXPENSES)         -3.02       10.31         15.53

(1) The Fund commenced operations on 11/4/93. For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. The performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                       NONE
 CLASS B SHARES            NONE                        5.00%
 CLASS C SHARES            NONE                        1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.40%      0.40%         0.40%
 TOTAL OPERATING EXPENSES                     1.50%      2.00%         2.00%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.25%      0.25%         0.25%
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "Other Expenses" are based on the most recent fiscal year.
(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75%, and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $999        $1,324      $2,242
 CLASS B SHARES**               $678       $903        $1,255      $2,178***
 CLASS C SHARES**               $278       $603        $1,055      $2,307

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $603        $1,055      $2,178***
 CLASS C SHARES                 $178       $603        $1,055      $2,307

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

    JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares and operated in a master-feeder structure. As of the date of this prospectus, Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        5.21%
           1999       61.63%
           2000       21.63%

 BEST QUARTER                42.58%
                 4th quarter, 1999
 WORST QUARTER              -24.30%
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                   PAST 1 YEAR  LIFE OF FUND
 CLASS A (AFTER EXPENSES)                            -26.16         11.10
 CLASS B (AFTER EXPENSES)                            -25.19         12.37
 CLASS C (AFTER EXPENSES)                            -22.34         13.01
 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)              22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES, THE PREDECESSOR TO THE INSTITUTIONAL SHARES, FROM 6/30/97. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      NONE
 CLASS B SHARES          NONE                       5.00%
 CLASS C SHARES          NONE                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.42%      0.42%         0.42%
                                              -----      -----         -----
 TOTAL OPERATING EXPENSES                     1.52%      2.02%         2.02%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.27%      0.27%         0.27%
                                              -----      -----         -----
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.


(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,003      $1,332      $2,262
 CLASS B SHARES**               $678       $907        $1,263      $2,198***
 CLASS C SHARES**               $278       $607        $1,063      $2,326

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $607        $1,063      $2,198***
 CLASS C SHARES                 $178       $607        $1,063      $2,326

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds are series of Mutual Fund Group, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming Inc. (Robert Fleming) are the investment advisers and and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Growth Funds.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Value Funds. Robert Fleming Inc. is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net waivers) as a percentage of average net assets as follows:

                                  FISCAL
 FUND                             YEAR END           %
----------------------------------------------------------
 BALANCED FUND                    12/31            0.50

 CAPITAL GROWTH FUND              10/31            0.40

 CORE EQUITY FUND                 12/31            0.50

 DISCIPLINED EQUITY
 FUND                             5/31             0.35

 DIVERSIFIED FUND                 6/30             0.55

 DYNAMIC SMALL CAP
 FUND                             10/31            0.65

 EQUITY GROWTH FUND               12/31            0.50

 EQUITY INCOME FUND               12/31            0.40

 GROWTH & INCOME FUND             10/31            0.40

 MID CAP VALUE FUND               9/30             0.70

 SMALL CAP EQUITY FUND            10/31            0.65

 SMALL CAP GROWTH FUND            9/30             0.80

 U.S. EQUITY FUND                 5/31             0.40

 U.S. SMALL COMPANY
 FUND                             5/31             0.60

 U.S. SMALL COMPANY
 OPPORTUNITIES FUND               5/31             0.60

PORTFOLIO MANAGERS

BALANCED FUND
Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. ________________________ _____________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND
Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND
Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND
The portfolio management team is led by Joseph Gill, vice president, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DISCIPLINED EQUITY VALUE FUND
The portfolio management team is led by Timothy J. Devlin, vice president, Joseph Gill, vice president, and Ralph Zingune, vice president. [Bio for Ralph Zingune]. Please see above information on Messrs. Gill and Devlin.

DIVERSIFIED FUND
The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce,

Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND
Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND
Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND
The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Morgan and Chase.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES
You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A shares as a result of a fund reorganization in August, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund.

TOTAL SALES CHARGE

                                AS % OF THE        AS %
                                OFFERING           OF NET
 AMOUNT OF                      PRICE              AMOUNT
 INVESTMENT                     PER SHARE          INVESTED
-------------------------------------------------------------
LESS THAN $100,000              5.75%              6.10%

$100,000 BUT UNDER $250,000     3.75%              3.90%

$250,000 BUT UNDER $500,000     2.50%              2.56%

$500,000 BUT UNDER
$1 MILLION                      2.00%              2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
---------------------------------------------
 1                   5%

 2                   4%

 3                   3%

 4                   3%

 5                   2%

 6                   1%

 7                   NONE

 8                   NONE

We calculate the deferred sales charge from the month you buy your shares.

We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase. The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund operating expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
-------------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
-------------------------------------------------------------------------
 1-800-348-4782
-------------------------------------------------------------------------

 TYPE OF                 INITIAL         ADDITIONAL
 ACCOUNT                 INVESTMENT      INVESTMENTS
-------------------------------------------------------
 REGULAR ACCOUNT         $2,500          $100

 SYSTEMATIC INVESTMENT
 PLAN                    $1,000          $100

 IRAS                    $1,000          $100

 SEP-IRAS                $1,000          $100

 EDUCATION IRAS          $1,000          $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 for 30 days because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced, Core Equity, Disciplined Equity, Disciplined Equity Value Fund, Diversified, Equity Growth, Equity Income, Growth and Income, and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Small Cap Equity, U.S. Small Company and U.S. Small Company Opportunities Funds generally distribute net investment income at least semi annually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                        DISCIPLINED                DYNAMIC
                                                        CAPITAL    CORE   DISCIPLINED      EQUITY                   SMALL    EQUITY
    PRINCIPAL TYPES OF RISK                  BALANCED    GROWTH   EQUITY     EQUITY        VALUE     DIVERSIFIED     CAP     GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                      X          O        O          O                         X           O         O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                       X          X        X          X            X            X           X         X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                    X          O        O          O            X            X           O         O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          X        X          X            X            X           X         X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                           O          O        O          O                         O           O         O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage, liquidity,
 market, political, prepayment                   X          O        O          O                         X           O         O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest rate,
 leverage, liquidity, market,
 political, prepayment                           X(1)       O        O          O                         X(1)        O         O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                           X          O        O          O                         X           O         O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                               X          X        X          X            X            X           X         X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                       X          X        X          X            X            X           X         X

 REPURCHASE AGREEMENTS
 credit                                          X          X        X          X            X            X           X         X

 REVERSE REPURCHASE AGREEMENTS
 credit                                          X          O        O          O(1)         X(1)         O(1)        O         O

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF
 SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                               X          O        O          O            X            X           O         O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                     X          O        O          O            X            X           O         O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                        O          O        O          O                         O           O         O

 U.S. GOVERNMENT SECURITIES
 interest rate                                   X          O        O          O            X            X           O         O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                                                          U.S.
                                                      GROWTH       MID            SMALL    SMALL               U.S.      SMALL
                                            EQUITY     AND         CAP             CAP      CAP       U.S.    SMALL     COMPANY
          PRINCIPAL TYPES OF RISK           INCOME    INCOME      VALUE           EQUITY   GROWTH    EQUITY  COMPANY  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                    O          O             O            O        O        O        O        O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                     X          X             X            X        X        X        X        X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                  O          O             O            O        O        O        O        O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     X          X             X            X        X        X        X        X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                         O          O             O            O        O        O        O        O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage,
 liquidity, market, political,
 prepayment                                    O          O             O            O        O        O        O        O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest
 rate, leverage, liquidity, market,
 political, prepayment                         O          O             O            O        O        O        O        O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                         O          O             O            O        O        O        O        O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                             X          X             X            X        X        X        X        X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                     X          X             X            X        X        X        X        X

 REPURCHASE AGREEMENTS
 credit                                        X          X             X            X        X        X        X        X

 REVERSE REPURCHASE AGREEMENTS
 credit                                        O          O             O            O        O        O(1)     O(1)     O(1)

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT
 OF SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                             O          O             O            O        O        O        O        O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                   O          O             O            O        O        O        O        O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                      O          O             O            O        O        O        O        O

 U.S. GOVERNMENT SECURITIES
 interest rate                                 O          O             O            O        O        O        O        O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                       POTENTIAL REWARDS                POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

/ / When a Fund buys securities       / / The Funds can take          / / The Funds segregates liquid assets to
    before issue or for delayed       advantage of attractive         offset leverage risks
    delivery, it could be exposed     transaction opportunities
    to leverage risk if it does
    not segregate liquid assets


SHORT-TERM TRADING

/ / Increased trading would raise     / / The Funds could realize     / / The Funds generally avoid short-term
a Fund's brokerage and related        gains in a short period of      trading, except to take advantage of attractive
costs                                 time                            or unexpected opportunities or to meet demands
                                                                      generated by shareholder activity
/ / Increased short-term capital      / / The Funds could protect
gains distributions would             against losses if a stock
raise shareholders' income            is overvalued and its value
tax liability                         later falls


DERIVATIVES

/ / Derivatives such as futures,      / / Hedges that correlate       / / The Funds use derivatives, such as futures,
options, swaps, and forward           well with underlying            options, swaps and forward foreign currency
foreign currency contracts(1)         positions can reduce or         contracts, for hedging and for risk management
that are used for hedging the         eliminate losses at low cost    (i.e., to adjust duration or yield curve
portfolio or specific securities                                      exposure, or to establish or adjust exposure to
may not fully offset the              / / The Funds could make        particular securities, markets or currencies);
underlying positions and this         money and protect against       risk management may include management of a
could result in losses to a Fund      losses if management's          Fund's exposure relative to its benchmark.
that would not have otherwise         analysis proves correct         Certain Funds may also use derivatives to
occurred                                                              increase the Fund's gain
                                      / / Derivatives that
/ / Derivatives used for risk         involve leverage could          / / A Fund only establishes hedges that it
management or to increase the         generate substantial gains      expects will be highly correlated with
Fund's gain may not have the          at low cost                     underlying positions
intended effects and may result
in losses or missed opportunities                                      / / While the Funds may use derivatives that
                                                                       incidentally involve leverage, they do not use
/ / The counterparty to a                                              them for the specific purpose of leveraging
derivatives contract could default                                     their portfolio

/ / Derivatives that involve
leverage could magnify losses

/ / Certain types of derivatives
involve costs to the Funds which
can reduce returns


SECURITIES LENDING

/ / When a Fund lends a security,
there is a risk that the loaned       / / The Funds may enhance        / / Each adviser maintains a list of approved
securities may not be returned if     income through the               borrowers
the borrower or the lending agent     investment of the
defaults                              collateral received from         / / The Funds receive collateral equal to at
                                      the borrower                     least 100% of the current value of the
/ / The collateral will be                                             securities loaned
subject to the risks of the
securities in which it is invested                                     / / The lending agents indemnify the Funds
                                                                       against borrower default

                                                                       / / Each adviser's collateral investment
                                                                       guidelines limit the quality and duration of
                                                                       collateral investment to minimize losses

                                                                       / / Upon recall, the borrower must return the
                                                                       securities loaned within the normal settlement
                                                                       period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                       POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

/ / Each Fund's share price and      / / Stocks have generally                  / / Under normal circumstances the Funds plan
performance will fluctuate in        outperformed more stable                  to remain fully invested, with at least 65% in
response to stock and/or bond        investments (such as bonds and            stocks; stock investments may include U.S. and
market movements                     cash equivalents) over the long           foreign common stocks, convertible securities,
                                     term                                      preferred stocks, trust or partnership
 / / Adverse market conditions                                                 interests, warrants, rights, REIT interests
may from time to time cause a         / / With respect to the                  and investment company securities
Fund to take temporary defensive     Diversified and Balanced Funds, a
positions that are inconsistent      diversified, balanced portfolio           / / A Fund seeks to limit risk through
with its principal investment        should mitigate the effects of            diversification
strategies and may hinder the        wide market fluctuations,
fund from achieving its              especially when stock and bond            / / During severe market downturns, each Fund
investment objective                 prices move in different                  has the option of investing up to 100% of
                                     directions                                assets in investment-grade short-term
                                                                               securities


MANAGEMENT CHOICES

/ / A Fund could underperform its    / / A Fund could outperform its           / / The advisers focus their active management
benchmark due to its securities      benchmark due to these same               on securities selection, the area where they
and asset allocation choices         choices                                   believe its commitment to research can most
                                                                               enhance returns


FOREIGN INVESTMENTS

/ / Currency exchange rate           / / Favorable exchange rate               / / The Funds anticipate that total foreign
movements could reduce gains or      movements could generate gains or         investments will not exceed 20% of assets (30%
create losses                        reduce losses                             for Equity Growth Fund and 10% for Small Cap
                                                                               Growth Fund)
 / / A Fund could lose money         / / Foreign investments, which
because of foreign government        represent a major portion of the          / / The Funds actively manage the currency
actions, political instability,      world's securities, offer                 exposure of their foreign investments relative
or lack of adequate and accurate     attractive potential performance          to their benchmarks, and may hedge back into
information                          and opportunities for                     the U.S. dollar from time to time (see also
                                     diversification                           "Derivatives"); these currency management
 / / Currency and investment                                                   techniques may not be available for certain
risks tend to be higher in           / / Emerging markets can offer            emerging markets investments
emerging markets; these markets      higher returns
also present higher liquidity and                                              / / The Diversified Fund anticipates that
valuation risks                                                                total foreign investments will not exceed 30%
                                                                               of assets and the Fund may invest in emerging
                                                                               markets


ILLIQUID HOLDINGS

/ / Each Fund could have             / / These holdings may offer more         / / No Fund may invest more than 15% of net
difficulty valuing these holdings    attractive yields or potential            assets in illiquid holdings
precisely                            growth than comparable widely
                                     traded securities                          / / To maintain adequate liquidity to meet
/ / Each Fund could be unable to                                               redemptions, each Fund may hold high quality
sell these holdings at the time                                                short-term securities (including repurchase
or price it desires                                                            agreements and reverse repurchase agreements)
                                                                               and, for temporary or extraordinary purposes,
                                                                               may borrow from banks up to 33 1/3% of the
                                                                               value of its total assets or draw on a line of
                                                                               credit

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                                               CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
                                                                               1/1/01
                                                                              THROUGH          YEAR ENDED          10/16/98*
PER SHARE OPERATING PERFORMANCE:                                              6/30/01     ---------------------     THROUGH
                                                                           (UNAUDITED)    12/31/00     12/31/99    12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $30.23      $38.46       $34.51      $31.87
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                         --       0.76@        0.70@        0.10
      Net gains or losses in securities (both realized and unrealized)              --      (1.96)         4.05        3.95
                                                                                ------      -----         -----      ------
      Total from investment operations                                              --      (1.20)         4.75        4.05
   Less distributions:
      Dividends from net investment income                                          --        1.28         0.61        0.16
      Distributions from capital gains                                              --        5.75         0.19        1.25
                                                                                ------      -----         -----      ------
      Total dividends and distributions                                             --        7.03         0.80        1.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $30.23      $30.23       $38.46      $34.51
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   0.00%      (2.80%)      13.94%      12.78%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                $0          $2           $2          $1
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                         0.00%       1.25%        1.25%       1.25%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            0.00%       1.99%        1.94%       1.84%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    0.00%       2.75%        3.34%     107.16%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       0.00%       0.49%      (0.15%)   (104.07%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             0%        134%          45%         58%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                 CLASS B     CLASS C
                                                                                 --------    --------

                                                                                2/16/01*    2/16/01*
                                                                                 THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                 6/30/01     6/30/01
                                                                             (UNAUDITED) (UNAUDITED)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $29.69      $29.69
----------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                           --          --
      Net gains or losses in securities (both realized and unrealized)                --          --
                                                                                  ------      ------
      Total from investment operations                                                --          --
   Less distributions:
      Dividends from net investment income                                            --          --
      Distributions from capital gains                                                --          --
                                                                                  ------      ------
      Total dividends and distributions                                               --          --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $29.69      $29.69
----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                     0.00%       0.00%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                  $0          $0
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income                                                              0.00%       0.00%
----------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                      0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits         0.00%       0.00%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               0%          0%
----------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Balanced Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                                                    CLASS A
                                                                                       -------------------------------------
                                                                                          11/01/00
                                                                                           THROUGH        YEAR ENDED
                                                                                          04/30/01    ----------------------
PER SHARE OPERATING PERFORMANCE:                                                       (UNAUDITED)    10/31/00     10/31/99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $47.91      $42.85       $41.22
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                                (0.09)@     (0.14)@      (0.20)@
      Net gains or losses in securities (both realized and unrealized)                      (2.18)       10.11         5.75
                                                                                           -------     -------      -------
      Total from investment operations                                                      (2.27)        9.97         5.55
   Distributions to shareholders from:
      Dividends from net investment income                                                      --          --           --
      Distributions from capital gains                                                        5.48        4.91         3.92
                                                                                           -------     -------      -------
      Total dividends and distributions                                                       5.48        4.91         3.92
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $40.16      $47.91       $42.85
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                             (4.46%)      25.81%       14.30%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                     $  468     $   523      $   577
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                     1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                                  1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                                   (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                    -----------------------------------
                                                                                                  YEAR ENDED
                                                                                    -----------------------------------
PER SHARE OPERATING PERFORMANCE:                                                     10/31/98     10/31/97    10/31/96
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $46.76       $41.60      $35.65
----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.12)      (0.02)@        0.15
      Net gains or losses in securities (both realized and unrealized)                 (0.52)        10.13        7.27
                                                                                      -------      -------      ------
      Total from investment operations                                                 (0.64)        10.11        7.42
   Distributions to shareholders from:
      Dividends from net investment income                                                --          0.15        0.12
      Distributions from capital gains                                                   4.90         4.80        1.35
                                                                                      -------      -------      ------
      Total dividends and distributions                                                  4.90         4.95        1.47
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $41.22       $46.76      $41.60
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (1.60%)      26.47%      21.48%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $   728      $   839     $   768
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------
Expenses                                                                                1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                             1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                              (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                  CLASS B
                                                                        ------------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH               YEAR ENDED
                                                                                 04/30/01    ----------------------------------
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)    10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $46.20      $41.67       $40.38      $46.11
Income from investment operations:
      Net investment income                                                        (0.19)@     (0.35)@      (0.40)@      (0.29)
      Net gains or losses in securities (both realized and unrealized)             (2.10)        9.79         5.61      (0.54)
                                                                                   ------      ------       ------      ------
      Total from investment operations                                             (2.29)        9.44         5.21      (0.83)
   Distributions to shareholders from:
      Dividends from net investment income                                            --          --          --           --
      Distributions from capital gains                                              5.48        4.91         3.92        4.90
                                                                                   ------      ------       ------      ------
      Total dividends and distributions                                             5.48        4.91         3.92        4.90
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $38.43      $46.20       $41.67      $40.38
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                   (4.69%)      25.21%       13.71%     (2.08%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $  264     $   318      $   338     $   405
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                            1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                         1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                           (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                        CLASS B
------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                ----------------------
PER SHARE OPERATING PERFORMANCE:                                                10/31/97    10/31/96
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $41.21      $35.39
Income from investment operations:
      Net investment income                                                       (0.23)@     (0.08)
      Net gains or losses in securities (both realized and unrealized)            10.01        7.25
                                                                                  ------      ------
      Total from investment operations                                             9.78        7.17
   Distributions to shareholders from:
      Dividends from net investment income                                         0.08          --
      Distributions from capital gains                                             4.80        1.35
                                                                                  ------      ------
      Total dividends and distributions                                            4.88        1.35
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $46.11      $41.21
----------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                  25.85%      20.88%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                         $   422     $   334
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income                                                             (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                        1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                          (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                         CLASS C
                                                                             -------------------------------------------------------
                                                                                      11/01/00
                                                                                       THROUGH          YEAR ENDED         1/2/98**
                                                                                      04/30/01    ---------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                   (UNAUDITED)    10/31/00     10/31/99    10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $45.76      $41.31       $40.03      $42.81
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.18)@     (0.35)@      (0.39)@      (0.09)
      Net gains or losses in securities (both realized and unrealized)                  (2.09)        9.71         5.59      (2.69)
                                                                                       -------     -------      -------      ------
      Total from investment operations                                                  (2.27)        9.36         5.20      (2.78)
   Distributions to shareholders from:
      Dividends from net investment income                                                  --         --           --          --
      Distributions from capital gains                                                    5.48        4.91         3.92         --
                                                                                       -------     -------      -------      ------
      Total dividends and distributions                                                   5.48        4.91         3.92         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $38.01      $45.76       $41.31      $40.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (4.69%)      25.25%       13.81%     (6.49%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                                   $  5         $ 5         $  6         $ 4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                 1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                              1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                               (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                         CLASS A                         CLASS B      CLASS C
                                                     ----------------------------------------------      --------     --------
                                                          1/1/01                                         2/16/01*     2/16/01*
                                                         THROUGH        YEAR ENDED         9/10/98*       THROUGH      THROUGH
                                                         6/30/01   --------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                     (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, beginning of period                      $26.30     $32.19      $26.52      $21.49        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
   Income from investment operations:
      Net investment income                                   --     (0.05)     (0.05)@          --            --           --
      Net gains or losses in securities (both
        realized and unrealized)                              --     (3.96)        6.28        6.22            --           --
                                                     -----------   --------    --------    --------      --------     --------

      Total from investment operations                        --     (4.01)        6.23        6.22            --           --
   Less distributions:
      Dividends from net investment income                    --         --        0.01        0.02            --           --
      Distributions from capital gains                        --       1.88        0.55        1.17            --           --
                                                     -----------   --------    --------    --------      --------     --------
      Total dividends and distributions                       --       1.88        0.56        1.19            --           --
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, end of period                            $26.30     $26.30      $32.19      $26.52        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
TOTAL RETURN(1)                                            0.00%    (12.19%)     23.59%      29.08%         0.00%        0.00%
===================================================================================================      ========     ========
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------      --------     --------
Net assets, end of period (millions)                          $0         $9          $6          $1            $0           $0
---------------------------------------------------------------------------------------------------      --------     --------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------      --------     --------
Expenses                                                   0.00%      1.24%       1.24%       1.23%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income                                      0.00%    (0.25%)     (0.13%)     (0.03%)         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Expenses without waivers, reimbursements and
  earnings credits                                         0.00%      1.80%       3.02%     140.46%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income without waivers,
  reimbursements and earnings credits                      0.00%    (0.81%)     (1.89%)   (139.26%)         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       0%                   11%~         32%            0%           0%
------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Core Equity Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^

                                                                                           CLASS A
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH        YEAR ENDED             YEAR      5/19/97*
                                                                      4/30/01    -------------------       ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00   10/31/99    10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 24.54      $15.98     $12.79      $13.85        $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.09)@     (0.22)@     (0.15)      (0.09)        (0.04)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.36)        8.78       3.34      (0.97)          3.89
                                                                  -----------    --------   --------    --------      --------
      Total from investment operations                                 (5.45)        8.56       3.19      (1.06)          3.85
   Distributions to shareholders from:
      Dividends from net investment income                               --            --        --         --              --
      Distributions from capital gains                                   3.38          --        --         --              --
                                                                  -----------    --------   --------    --------      --------
      Total dividends and distributions                                  3.38          --        --         --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.71      $24.54     $15.98      $12.79        $13.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.27%)      53.57%     24.94%     (7.65%)        38.50%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $142        $154        $78         $62           $43
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                1.50%       1.50%      1.49%       1.50%         1.49%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.04%)     (0.99%)    (0.95%)     (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           1.64%       1.76%      1.89%       1.83%         2.38%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.18%)     (1.25%)    (1.35%)     (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%        92%         68%            7%
------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH               YEAR ENDED                5/19/97*
                                                                      4/30/01    --------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00    10/31/99    10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 23.96      $15.71      $12.67      $13.81       $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.14)@     (0.40)@      (0.27)      (0.17)       (0.06)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.22)        8.65        3.31      (0.97)         3.87
                                                                  -----------    --------    --------    --------      --------
      Total from investment operations                                 (5.36)        8.25        3.04      (1.14)         3.81
   Distributions to shareholders from:
      Dividends from net investment income                                 --          --          --         --           --
      Distributions from capital gains                                   3.38          --          --         --           --
                                                                  -----------    --------    --------    --------      --------
      Total dividends and distributions                                  3.38          --          --         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.22      $23.96      $15.71      $12.67       $13.81
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.48%)      52.51%      23.99%     (8.25%)       38.10%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                   $83        $110         $66         $57          $38
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                2.14%       2.20%       2.23%       2.24%        2.24%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.67%)     (1.69%)     (1.69%)     (1.65%)      (1.93%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           2.14%       2.26%       2.39%       2.33%        2.88%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.67%)     (1.75%)     (1.85%)     (1.74%)      (2.57%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%         92%         68%           7%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund
  # Short periods have been annualized.

                                                                                                    CLASS C
                                                                              --------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH          YEAR ENDED           1/7/98**
                                                                                  4/30/01    ------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)     10/31/00     10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 23.93       $15.69       $12.66       $13.17
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                       (0.14)@      (0.35)@       (0.26)       (0.08)
      Net gains or losses in securities (both realized and
        unrealized)                                                                (5.22)         8.59         3.29       (0.43)
                                                                              -----------     --------     --------     --------
      Total from investment operations                                             (5.36)         8.24         3.03       (0.51)
   Distributions to shareholders from:
      Dividends from net investment income                                             --           --           --          --
      Distributions from capital gains                                               3.38           --           --          --
                                                                              -----------     --------     --------     --------
      Total dividends and distributions                                              3.38           --           --          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 15.19       $23.93       $15.69       $12.66
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                  (23.51%)       52.52%       23.93%      (3.87%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $11          $14           $6           $5
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
Expenses                                                                            2.14%        2.20%        2.23%        2.24%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (1.68%)      (1.69%)      (1.69%)      (1.55%)
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                       2.14%        2.26%        2.39%        2.29%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        (1.68%)      (1.75%)      (1.85%)      (1.60%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               22%          87%          92%          68%
--------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund.
  # Short periods have been annualized.
  + Amounts round to less than one million.
  ^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                      CLASS A                         CLASS B      CLASS C
                                                   ----------------------------------------------   -----------  -----------
                                                        1/1/01                                         2/16/01*     2/16/01*
                                                       THROUGH        YEAR ENDED         8/13/98*       THROUGH      THROUGH
                                                       6/30/01   -------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, beginning of period                    $43.12     $67.85      $52.30      $45.57        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
   Income from investment operations:
      Net investment income                                 --    (0.42)@     (0.29)@      (0.02)            --           --
      Net gains or losses in securities (both
        realized and unrealized)                            --    (16.14)       16.75        8.53            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total from investment operations                      --    (16.56)       16.46        8.51            --           --
   Less distributions:
      Dividends from net investment income                  --         --          --          --            --           --
      Distributions from capital gains                      --       8.17        0.91        1.78            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total dividends and distributions                     --       8.17        0.91        1.78            --           --
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, end of period                          $43.12     $43.12      $67.85      $52.30        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
TOTAL RETURN(1)                                          0.00%     (23.85%)     31.54%      18.80%         0.00%        0.00%
=================================================================================================   ===========  ===========
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------   -----------  -----------
Net assets, end of period (millions)                        $0        $24         $15          $1            $0           $0
-------------------------------------------------------------------------------------------------   -----------  -----------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses                                                 0.00%      1.24%       1.24%       1.25%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income                                    0.00%    (0.65%)     (0.48%)     (0.19%)         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses without waivers, reimbursements and
  earnings credits                                       0.00%      1.64%       2.34%       5.88%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income without waivers,
  reimbursements and earnings credits                    0.00%    (1.05%)     (1.58%)       4.82%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Portfolio turnover rate                                     0%                   15%~         35%            0%           0%
----------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Growth Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                           CLASS A                         CLASS B      CLASS C
                                                      -----------------------------------------------   -----------   -----------
                                                           1/1/01                                          2/16/01*      2/16/01*
                                                          THROUGH        YEAR ENDED          8/24/98*       THROUGH       THROUGH
                                                          6/30/01    --------------------     THROUGH       6/30/01       6/30/01
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)    12/31/00    12/31/99    12/31/98   (UNAUDITED)   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $35.35      $49.83      $46.23      $40.49        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                    --       0.17@       0.20@        0.06            --            --
      Net gains or losses in securities
        (both realized and unrealized)                         --      (2.66)        5.63        5.89            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total from investment operations                         --      (2.49)        5.83        5.95            --            --
   Less distributions:
      Dividends from net investment income                     --        0.18        0.23        0.07            --            --
      Distributions from capital gains                         --       11.81        2.00        0.14            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total dividends and distributions                        --       11.99        2.23        0.21            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $35.35      $35.35      $49.83      $46.23        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                             0.00%     (4.09%)      12.70%      14.70%         0.00%         0.00%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $0          $5          $4          $1            $0            $0
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                    0.00%       1.25%       1.24%       1.18%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.00%       0.34%       0.42%       0.57%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                                      0.00%       1.94%       3.33%      37.61%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
  reimbursements and earnings credits                       0.00%     (0.35%)     (1.67%)    (35.86%)         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        0%         15%         16%          3%            0%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Income Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                                   CLASS A
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.71      $43.65      $43.24      $46.21      $39.21        $34.96
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.09@       0.09@       0.18@       0.19@       0.35@          0.60
      Net gains or losses in securities
       (both realized and unrealized)                  (2.69)       3.31        5.07        3.59       10.18          5.96
                                                 -----------    --------    --------    --------    --------      --------
      Total from investment operations                 (2.60)       3.40        5.25        3.78       10.53          6.56
   Distributions to shareholders from:
      Dividends from net investment income              0.10        0.03        0.17        0.19        0.38          0.55
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------    --------    --------    --------    --------      --------
      Total dividends and distributions                 5.80        6.34        4.84        6.75        3.53          2.31
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $32.31      $40.71      $43.65      $43.24      $46.21        $39.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.26%)       8.88%      12.82%       9.09%      28.84%        19.60%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $1,014      $1,131      $1,385      $1,499      $1,497        $1,591
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                                   CLASS B
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.09      $43.25      $42.92      $45.96      $39.02        $34.81
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.01@     (0.11)@     (0.04)@     (0.02)@       0.13@          0.37
      Net gains or losses in securities
        (both realized and unrealized)                (2.65)        3.26        5.04        3.54       10.13          5.98
                                                 -----------     --------    --------    --------    --------      --------
      Total from investment operations                (2.64)        3.15        5.00        3.52       10.26          6.35
   Distributions to shareholders from:
      Dividends from net investment income              0.02          --          --          --        0.17          0.38
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------     -------    --------    --------    --------      --------
      Total dividends and distributions                 5.72        6.31        4.67        6.56        3.32          2.14
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $31.73      $40.09      $43.25      $42.92      $45.96        $39.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.50%)       8.32%      12.29%       8.52%      28.20%        19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                 $306        $409        $528        $542        $489          $370
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                               CLASS C
                                                           ------------------------------------------------
                                                              11/01/00
                                                               THROUGH          YEAR ENDED        1/2/98**
                                                              04/30/01    --------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                           (UNAUDITED)    10/31/00    10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $39.10      $42.34      $42.13      $41.64
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                      0.01@     (0.11)@     (0.03)@     (0.02)@
      Net gains or losses in securities
        (both realized and unrealized)                          (2.59)        3.18        4.94        0.68
                                                           -----------    --------    --------    --------
      Total from investment operations                          (2.58)        3.07        4.91        0.66
   Distributions to shareholders from:
      Dividends from net investment income                        0.03          --        0.03        0.09
      Distributions from capital gains                            5.70        6.31        4.67        0.08
                                                           -----------    --------    --------    --------
      Total dividends and distributions                           5.73        6.31        4.70        0.17
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $30.79      $39.10      $42.34      $42.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                (6.50%)       8.31%      12.29%       1.55%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $9          $9         $10          $5
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                          1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income                                             0.06%     (0.27%)     (0.07%)     (0.05%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                       1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                              0.06%     (0.27%)     (0.07%)    (0.05%)
----------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                                      CLASS A
                                                     ------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                           YEAR ENDED
                                                      04/30/01     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $27.89      $22.77      $20.40      $23.57      $19.19         $15.07
   Income from investment operations:
      Net investment income                             (0.08)@     (0.20)@     (0.13)@     (0.11)      (0.05)          0.01
      Net gains or losses in securities
        (both realized and unrealized)                  (2.73)       7.97        2.67       (2.42)       4.72           4.32
                                                       ------      ------      ------      ------      ------         ------
      Total from investment operations                  (2.81)       7.77        2.54       (2.53)       4.67           4.33
   Distributions to shareholders from:
      Dividends from net investment income                 --          --          --          --          --           0.03
      Distributions from capital gains                   3.89        2.65        0.17        0.64        0.29           0.18
                                                       ------      ------      ------      ------      ------         ------
      Total dividends and distributions                  3.89        2.65        0.17        0.64        0.29           0.21
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.19      $27.89      $22.77      $20.40      $23.57         $19.19
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                        (10.04%)     37.10%      12.49%     (10.93%)     24.61%         29.06%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $79         $93         $98        $133        $174           $145
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                 1.39%       1.44%       1.40%       1.38%       1.45%          1.50%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.03%
Expenses without waivers, reimbursements
  and earnings credits                                   1.39%       1.44%       1.40%       1.38%       1.45%          1.52%
Net investment income without waivers,
  reimbursements and earnings credits                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.01%
Portfolio turnover rate                                    23%         75%         92%         74%         55%            78%

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND (CONTINUED)^

                                                                                       CLASS B
                                                   -------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                            YEAR ENDED
                                                      04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $26.73      $22.06      $19.91      $23.19      $19.00        $15.01
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            (0.16)@     (0.37)@     (0.28)@     (0.31)      (0.27)        (0.08)
      Net gain or losses in securities
        (both realized and unrealized)                 (2.64)       7.69        2.60       (2.33)       4.75          4.25
                                                       ------      ------      ------      ------      -----         -----
      Total from investment operations                 (2.80)       7.32        2.32       (2.64)       4.48          4.17
   Distributions to shareholders from:
      Dividends from net investment income               --          --
      Distributions from capital gains                  3.89        2.65        0.17        0.64        0.29          0.18
                                                       ------      ------      ------      ------      -----         -----
      Total dividends and distributions                 3.89        2.65        0.17        0.64        0.29          0.18
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.04      $26.73      $22.06      $19.91      $23.19        $19.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                       (10.49%)     36.17%      11.69%     (11.60%)     23.84%        28.04%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $47         $57         $57         $80        $100           $73
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                2.13%       2.17%       2.12%       2.10%       2.16%         2.22%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.68%)
Expenses without waivers, reimbursements
  and earnings credits                                  2.13%       2.17%       2.12%       2.10%       2.16%         2.25%
Net investment income without waivers,
  reimbursements and earnings credits                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.71%)
Portfolio turnover rate                                   23%         75%         92%         74%         55%           78%

 ** Commencement of offering of class of shares. @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

                      This page intentionally left blank.

     HOW TO REACH US




MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund               811-5526
Capital Growth Fund         811-5151
Core Equity Fund            811-5526
Disciplined Equity Fund     811-7342
Disciplined Equity
  Value Fund                811-07795
Diversified Fund            811-7342
Dynamic Small Cap Fund      811-5151
Equity Growth Fund          811-5526
Equity Income Fund          811-5526
Growth and Income Fund      811-5151
Mid-Cap Value Fund          811-08189
Small Cap Equity Fund       811-5151
Small Cap Growth Fund       811-08189
U.S. Equity Fund            811-7342
U.S. Small Company Fund     811-7342
U.S. Small Company
  Opportunities Fund        811-7340



                   JPMorgan Funds Fulfillment Center
                           393 Manley Street
                    West Bridgewater, MA 02379-1039



       (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                     RHI-EQ-701

                                                   PROSPECTUS SEPTEMBER___, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001



JPMORGAN FUNDS
THIS PROSPECTUS OFFERS: INSTITUTIONAL SHARES



DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMART INDEX FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

[LOGO]JPMORGAN FLEMING
      ASSET MANAGEMENT

                                                                        rhp-7056

DISCIPLINED EQUITY FUND                                 1

DISCIPLINED EQUITY VALUE FUND                           5

DIVERSIFIED FUND                                        9

MID-CAP VALUE FUND                                     14

SMALL CAP GROWTH FUND                                  19

SMARTINDEX(TM)FUND                                     24

U.S. EQUITY FUND                                       29

U.S. SMALL COMPANY FUND                                33

THE FUNDS' MANAGEMENT AND ADMINISTRATION               37

HOW YOUR ACCOUNT WORKS                                 40

   BUYING FUND SHARES                                  40

   SELLING FUND SHARES                                 40

   OTHER INFORMATION CONCERNING THE FUNDS              41

   DISTRIBUTIONS AND TAXES                             42

RISK AND REWARD ELEMENTS                               46

FINANCIAL HIGHLIGHTS                                   48

HOW TO REACH US                                BACK COVER

JPMORGAN DISCIPLINED EQUITY FUND




RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998        32.35%
1999        18.32%
2000       -10.87%

------------------------------------
 BEST QUARTER               22.85%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -9.91%
------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 DISCIPLINED EQUITY FUND
 (AFTER EXPENSES)                                   -10.87        15.45
--------------------------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)                        -9.11         15.79
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

MANAGEMENT FEES                                                       0.35%
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.10%
OTHER EXPENSES(3)                                                     0.10%
                                                                      -----
TOTAL OPERATING EXPENSES                                              0.55%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                              (0.10)%
                                                                      -----
NET EXPENSES(4)                                                       0.45%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)                  $46        $144        $276        $659

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR INSTITUTIONAL SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES.

JPMORGAN
DISCIPLINED EQUITY VALUE FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser employs a three-step process that combines research valuation and stock selection.

The adviser selects the stocks for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

THE FUND'S PAST PERFORMANCE
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The estimated expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                    0.35%
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.10%
 OTHER EXPENSES(1)                                                  0.44%
                                                                   ------
 TOTAL OPERATING EXPENSES                                           0.89%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.44)%
                                                                   ------
 NET EXPENSES(2)                                                    0.45%


EXPENSE EXAMPLE(2) The example below is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                                       1 YEAR      3 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)                                         $46         $144
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN DIVERSIFIED FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]
THE BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and small capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS
  OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994         0.93%
1995        26.84%
1996        13.68%
1997        18.89%
1998        18.60%
1999        14.23%
2000        -3.97%

------------------------------------
BEST QUARTER                13.48%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -6.13%
------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------
 DIVERSIFIED FUND
 (AFTER EXPENSES)                         3.97         11.95         12.11

 FUND BENCHMARK (NO EXPENSES)            -2.30         13.06         12.87

 S&P 500 INDEX (NO EXPENSES)             -9.11         18.33         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                   0.55%
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10%
 OTHER EXPENSES(3)                                                 0.25%
                                                                  ------
 TOTAL OPERATING EXPENSES                                          0.90%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                          (0.25)
                                                                  ------
 NET EXPENSES(4)                                                   0.65%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 YOUR COST ($)                  66         208         421         1,035
-------------------------------------------------------------------------------

(3) RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN MID CAP VALUE FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS
  OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the performance record with respect to the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998          19.77%
1999          13.87%
2000          35.28%

------------------------------------------------
BEST QUARTER                            17.96%
------------------------------------------------
             4th quarter (calendar year), 1998
------------------------------------------------
 WORST QUARTER                         -11.06%
------------------------------------------------
             3rd quarter (calendar year), 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                     PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------
 MID CAP VALUE FUND (AFTER EXPENSES)                 35.28           23.45

 S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)     27.84           13.34

 RUSSELL MID CAP VALUE INDEX (NO EXPENSES)           19.18            9.87

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses for the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                    0.70%
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           NONE
 OTHER EXPENSES(3)                                                  3.54%
                                                                   ------
 TOTAL OPERATING EXPENSES                                           4.24%
 FEE waiver and EXPENSE REIMBURSEMENT(4)                           (3.49)
                                                                   ------
 NET EXPENSES(4)                                                    0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 YOUR COST ($)                  77         967         1,872       4,193
------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTERESTS, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN SMALL CAP GROWTH FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
Robert Fleming Inc., the adviser is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS
  OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998       14.86%
1999       46.54%
2000       -7.79%

----------------------------------------------
 BEST QUARTER                        23.59%
----------------------------------------------
          4th quarter (calendar year), 1998
----------------------------------------------
 WORST QUARTER                      -18.29%
----------------------------------------------
          3rd quarter (calendar year), 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND (AFTER EXPENSES)                -7.79        15.82

 RUSSELL 2000 INDEX (NO EXPENSES)                      -3.02         4.80

 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)              -22.43         3.02

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses for the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                      0.80%
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             NONE
 OTHER EXPENSES(3)                                                    4.67%
                                                                     ------
 TOTAL OPERATING EXPENSES                                             5.47%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                             (4.62)
                                                                     ------
 NET EXPENSES(4)                                                      0.85

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)                  87         1,221       2,344       5,107
-----------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN SMARTINDEX(TM) FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of stocks with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in stocks which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the Fund may moderately overweight stocks that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P
500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling stocks that appear significantly overvalued.

By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser research and the management team's stock picking decisions.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH THE POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -6.14%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1999          19.61%
2000         -11.01%

--------------------------------------
BEST QUARTER                  12.97%
--------------------------------------
                   4th quarter, 1999
--------------------------------------
 WORST QUARTER                -8.09%
--------------------------------------
                   4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 SMARTINDEX-TM-FUND (AFTER EXPENSES)                -11.01        3.06

 S&P 500 INDEX (NO EXPENSES)                         -9.11        4.89

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption, or account fees, and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                   0.25%
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10%
 OTHER EXPENSES(3)                                                 0.51%
                                                                  ------
 TOTAL OPERATING EXPENSES                                          0.86%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                          (0.51)
                                                                  ------
 NET EXPENSES(4)                                                   0.35%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)                  36         113         318         910
-----------------------------------------------------------------------------

(3) RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1991          34.12%
1992           8.73%
1993          11.06%
1994          -0.32%
1995          32.83%
1996          21.22%
1997          28.58%
1998          24.79%
1999          14.88%
2000          -6.37%

-------------------------------------
 BEST QUARTER               21.46%
-------------------------------------
                 4th quarter, 1998
-------------------------------------
 WORST QUARTER             -17.97%
-------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                              PAST 1 YR.     PAST 5 YRS.     PAST 10 YRS.
-------------------------------------------------------------------------------------------
 U.S. EQUITY FUND (AFTER EXPENSES)            -6.37          15.91           16.19

 S&P 500 INDEX (NO EXPENSES)                  -9.11          18.33           17.46

(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                       0.40%
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10%
 OTHER EXPENSES(3)                                                     0.24%
                                                                      ------
 TOTAL OPERATING EXPENSES                                              0.74%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                              (0.10)
                                                                      ------
 NET EXPENSES(4)                                                       0.64%

Expense example(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 YOUR COST ($)                  65         205         380         889
----------------------------------------------------------------------------

(3) RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.64% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'SOBJECTIVE
The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM,the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1991         59.59%
1992         18.98%
1993          8.59%
1994         -5.81%
1995         31.88%
1996         20.84%
1997         22.70%
1998         -5.28%
1999         44.30%
2000         -9.59%

-------------------------------------
 BEST QUARTER               34.75%
-------------------------------------
                 4th quarter, 1999
-------------------------------------
 WORST QUARTER             -21.61%
-------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
 U.S. SMALL COMPANY FUND
 (AFTER EXPENSES)                      -9.59         12.87          16.72

 RUSSELL 2000 INDEX (NO EXPENSES)      -3.02         10.31          15.53

(1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES
The expenses of the Institutional Shares before and after reimbursement are shown below. The Institutional Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

 MANAGEMENT FEES                                                       0.60%
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10%
 OTHER EXPENSES(3)                                                     0.22%
                                                                      ------
 TOTAL OPERATING EXPENSES                                              0.92%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                              (0.09)
                                                                      ------
 NET EXPENSES(4)                                                       0.83%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 YOUR COST ($)                  85         265         482         1,105
------------------------------------------------------------------------------

(3) RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.83% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Mid Cap Value, and Small Cap Growth Funds are series of Fleming Mutual Fund Group, a Massachusetts business trust. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM and Robert Fleming Inc. are the investment advisers and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity, and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. Robert Fleming Inc. is the investment adviser for the Mid Cap Value and Small Cap Value Funds. Robert Fleming Inc. is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees as a percentage of average net assets as follows:

                                 FISCAL
 FUND                            YEAR END     %
----------------------------------------------------
 DISCIPLINED EQUITY FUND         5/31        0.35

 DIVERSIFIED FUND                6/30        0.55

 MID CAP VALUE FUND              9/30        0.70

 SMALL CAP GROWTH FUND           9/30        0.80

 SMARTINDEX(TM) FUND             5/31        0.25

 U.S. EQUITY FUND                5/31        0.40

 U.S. SMALL COMPANY FUND         5/31        0.60


PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND
The portfolio management team is led by Joseph Gill, vice president, Timothy J. Devlin, vice president, and Nanette Buziak, vice president, [Bio for Joseph Gill] Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DISCIPLINED EQUITY VALUE FUND
The portfolio management team is led by Messrs. Devlin, Gill and Zingune. [Bio for Ralph Zingune]. Please see above for information on Messrs. Devlin and Gill.

DIVERSIFIED FUND
The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP GROWTH FUND
Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

SMARTINDEX(TM)FUND
The portfolio management team is led by Timothy J. Devlin, vice president, Joseph Gill, vice president, and Nanette Buziak, vice president. Please see above for information on Messrs. Devlin, Gill and Ms. Buziak.

U.S. EQUITY FUND
The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase Manhattan Bank, (Chase) provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), and U.S. Equity, U.S. Small Company. Chase is the administrator for the Mid Cap Value and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Diversified, SmartIndex(TM), and U.S. Equity Funds generally distribute net investment income at least quarterly. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X   PERMITTED (AND IF APPLICABLE, PERCENTAGE OF NET ASSETS LIMITATION)

O   PERMITTED, BUT NOT TYPICALLY USED

                                                            DISCIPLINED                MID   SMALL                            U.S.
                                               DISCIPLINED    EQUITY                   CAP    CAP                     U.S.    SMALL
        PRINCIPAL TYPES OF RISK                  EQUITY        VALUE     DIVERSIFIED  VALUE  GROWTH  SMARTINDEX(TM)  EQUITY  COMPANY
------------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment          O                         X         O      O           O            O       O

 credit, currency, liquidity, political             X            X            X         X      X           X            X       X

 credit, currency, interest rate, liquidity,
 market, political                                  O            X            X         O      O           O            O       O

 credit, currency, interest rate, liquidity,
 market, political, valuation                       X            X            X         X      X           X            X       X

 credit, currency, interest rate, liquidity,
 market, political, valuation                       O            O            X         O      O           O            O       O

 credit, environmental, extension, interest
 rate, liquidity, market, natural event,
 political, prepayment, valuation                   O            O            O         O      O           O            O       O

 credit, currency, extension, interest rate,
 leverage, liquidity, market, political,
 prepayment                                         O            O            X         O      O           O            O       O

 currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment           O            O            X(1)      O      O           O            O       O

 credit, currency, extension, interest rate,
 liquidity, political, prepayment                   O            O            X         O      O           O            O       O

 credit, interest rate, liquidity, market,
 valuation                                          X            X            X         X      X           X            X       X

 credit, interest rate, liquidity, market,
 natural event, prepayment, valuation               X            X            X         X      X           X            X       X

 credit                                             X            X            X         X      X           X            X       X

 credit                                             0(1)         X(1)         0(1)      O      O           O            0(1)    0(1)

 credit, currency, interest rate, market,
 political                                          O            X            X         O      O           O            O       O

 credit, currency, interest rate, leverage,
 market, political                                  O            X            X         O      O           O            O       O

 credit, interest rate, market, natural
 event, political                                   O            O            O         O      O           O            O       O

 interest rate                                      O            X            X         O      O           O            O       O

 credit, currency, interest rate, liquidity,
 market, political, valuation                       O            O            X         O      O           O            O       O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before issue      - The Funds can take advantage          - The Funds segregate liquid assets to
  or for delayed delivery, it could be            of attractive transaction               offset leverage risks
  exposed to leverage risk if it does not         opportunities
  segregate Liquid Assets

SHORT-TERM TRADING
- Increased trading would raise a Fund's        - The Funds could realize gains         - The Funds generally avoid short-term
  brokerage and related costs                     in a short period of time               trading, except to take advantage of
- Increased short-term capital gains            - The Funds could protect against         attractive or unexpected opportunities or
  distributions would raise shareholders'         losses if a stock is overvalued         to meet demands generated by shareholder
  income tax liability                            and its value later falls               activity

DERIVATIVES
- Derivatives such as futures, options,         - Hedges that correlate well with       - The Funds use derivatives, such as
  swaps, and forward foreign currency             underlying positions can reduce         futures, options, swaps and forward
  contracts(1) that are used for hedging          or eliminate losses at low cost         foreign currency contracts, for hedging
  the portfolio or specific securities          - The Funds could make money and          and for risk management (i.e., to adjust
  may not fully offset the underlying             protect against losses if               duration or yield curve exposure, or to
  positions and this could result in              management's analysis proves            establish or adjust exposure to particular
  losses to a Fund that would not have            correct                                 securities, markets or currencies); risk
  otherwise occurred                            - Derivatives that involve leverage       management may include management of a
- Derivatives used for risk management            could generate substantial gains        Fund's exposure relative to its benchmark.
  or to increase the Fund's gain may not          at low cost                             Certain Funds may also use derivatives to
  have the intended effects and may                                                       increase the Fund's gain
  result in losses or missed                                                            - A Fund only establishes hedges that it
  opportunities                                                                           expects will be highly correlated with
- The counterparty to a derivatives                                                       underlying positions
  contract could default                                                                - While the Funds may use derivatives that
- Derivatives that involve leverage                                                       incidentally involve leverage, they do not
  could magnify losses                                                                    use them for the specific purpose of
- Certain types of derivatives involve                                                    leveraging their portfolio
  costs to the Funds which can reduce
  returns

SECURITIES LENDING
- When a Fund lends a security, there           - The Funds may enhance income          - Each adviser maintains a list of approved
  is a risk that the loaned securities            through the investment of the           borrowers
  may not be returned if the borrower             collateral received from the          - The Funds receive collateral equal to at
  or the lending agent defaults                   borrower                                least 100% of the current value of the
- The collateral will be subject to the                                                   securities loaned
  risks of the securities in which it                                                   - The lending agents indemnify the Funds
  is invested                                                                             against borrower default
                                                                                        - Each adviser's collateral investment
                                                                                          guidelines limit the quality and duration
                                                                                          of collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must return the
                                                                                          securities loaned within the normal
                                                                                          settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price and performance       - Stocks have generally outperformed    - Under normal circumstances the Funds plan
  will fluctuate in response to stock             more stable investments (such as        to remain fully invested, with at least
  and/or bond market movements                    bonds and cash equivalents) over        65% in stocks; stock investments may
- Adverse market conditions may from time         the long term                           include U.S. and foreign common stocks,
  to time cause a Fund to take temporary        - With respect to the Diversified         convertible securities, preferred stocks,
  defensive positions that are inconsistent       Fund, a diversified, balanced           trust or partnership interests, warrants,
  with its principal investment strategies        portfolio should mitigate the           rights, and investment company securities
  and may hinder the fund from achieving          effects of wide market                - A Fund seeks to limit risk through
  its investment objective                        fluctuations, especially when           diversification
                                                  stock and bond prices move in         - During severe market downturns, each Fund
                                                  different directions                    has the option of investing up to 100% of
                                                                                          assets in investment-grade short-term
                                                                                          securities

MANAGEMENT CHOICES
- A Fund could underperform its benchmark       - A Fund could outperform its           - JPMIM and Robert Fleming Inc. focus their
  due to its securities and asset                 benchmark due to these same             active management on securities selection,
  allocation choices                              choices                                 the area where they believe their
                                                                                          commitment to research can most enhance
                                                                                          returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could        - Favorable exchange rate movements     - The Funds, except the Diversified Fund,
  reduce gains or create losses                   could generate gains or reduce          anticipate that total foreign investments
- A Fund could lose money because of              losses                                  will not exceed 20% of assets (10% for the
  foreign government actions, political         - Foreign investments, which              Small Cap Growth Fund)
  instability, or lack of adequate and            represent a major portion of the      - The Funds actively manage the currency
  accurate information                            world's securities, offer               exposure of their foreign investments
- Currency and investment risks tend to be        attractive potential performance        relative to their benchmarks, and may
  higher in emerging markets; these               and opportunities for                   hedge back into the U.S. dollar from time
  markets also present higher liquidity           diversification                         to time (see also "Derivatives"); these
  and valuation risks                           - Emerging markets can offer higher       currency management techniques may not be
                                                  returns                                 available for certain emerging markets
                                                                                          investments
                                                                                        - The Diversified Fund anticipates that
                                                                                          total foreign investments will not exceed
                                                                                          30% of assets and the Fund may invest in
                                                                                          emerging markets

ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing       - These holdings may offer more         - No Fund may invest more than 15% of net
  these holdings precisely                        attractive yields or potential          assets in illiquid holdings
- Each Fund could be unable to sell these         growth than comparable widely         - To maintain adequate liquidity to meet
  holdings at the time or price it desires        traded securities                       redemptions, each Fund may hold high
                                                                                          quality short-term securities (including
                                                                                          repurchase agreements and reverse
                                                                                          repurchase agreements) and, for temporary
                                                                                          or extraordinary purposes, may borrow from
                                                                                          banks up to 33 1/3% of the value of its
                                                                                          total assets or draw on a line of credit

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information for the Mid Cap Value Fund and the Small Cap Growth Fund has been audited, except as noted, by Ernst & Young LLP, whose reports, along with the Funds' financial statements are included in the Funds' annual reports, which are available upon request.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements are included in the Funds' annual reports, which are available upon request.

JPMORGAN DISCIPLINED EQUITY FUND^

                                                                                     YEAR
                                                                                    ENDED      YEAR      YEAR      YEAR    1/3/97*
                                                                                  5/31/01     ENDED     ENDED     ENDED    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                (UNAUDITED)   5/31/00   5/31/99   5/31/98    5/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $17.54    $17.57    $14.96    $11.47     $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                           0.14      0.17      0.17      0.12       0.04

     Net gains or losses on investments (both realized and unrealized)             (1.89)      0.81      3.18      3.62       1.43
                                                                                   ------     ------    ------    ------    ------
     Total from investment operations                                              (1.75)      0.98      3.35      3.74       1.47

   Less distributions:

     Dividends from net investment income                                            0.14      0.18      0.15      0.12         --

     Distributions from capital gains                                                  --      0.83      0.59      0.13         --
                                                                                   ------     ------    ------    ------    ------
     Total distributions                                                             0.14      1.01      0.74      0.25         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $15.65    $17.54    $17.57    $14.96     $11.47
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      (9.99)%     5.54%    23.07%    32.98%    14.70%@
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                                            $1,210    $1,476    $1,008      $296        $50

RATIOS TO AVERAGE NET ASSETS:#

Expenses                                                                            0.45%     0.45%     0.45%     0.45%      0.45%

Net investment income                                                               0.85%     1.04%     1.14%     1.27%      1.58%

Expenses without reimbursements                                                     0.55%     0.55%     0.60%     0.72%      1.34%

Net investment income without reimbursements                                        0.75%     0.94%     0.99%     1.00%      0.69%

  ^ Formerly J.P. Morgan Institutional Disciplined Equity Fund.
  * Commencement of operations.
  @ Not annualized.
  # Short periods have been annualized.

JPMORGAN DIVERSIFIED FUND


                                                                        7/01/00
                                                                        THROUGH       YEAR      YEAR      YEAR      YEAR      YEAR
                                                                       12/31/00      ENDED     ENDED     ENDED     ENDED     ENDED
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      (UNAUDITED)    6/30/00   6/30/99   6/30/98   6/30/97   6/30/96
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                           $14.93     $14.69    $14.18    $13.39    $12.02    $11.26
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                 0.19       0.38      0.38      0.39      0.37      0.40

     Net gains or losses on investments (both realized
      and unrealized)                                                     (0.77)      0.61      1.44      1.89      1.96      1.42
                                                                          ------    ------    ------    ------     -----     -----

     Total from investment operations                                     (0.58)      0.99      1.82      2.28      2.33      1.82

   Less distributions:

     Dividends from net investment income                                 (0.30)     (0.27)    (0.39)    (0.59)    (0.36)    (0.42)

     Distributions from capital gains                                     (0.36)     (0.48)    (0.92)    (0.90)    (0.60)    (0.64)
                                                                          ------    ------    ------    ------     -----     -----
     Total distributions                                                  (0.66)     (0.75)    (1.31)    (1.49)    (0.96)    (1.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $13.69     $14.93    $14.69    $14.18    $13.39    $12.02
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (3.90)%(a)  6.88%    13.77%    18.42%    20.72%    16.91%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                                $621,057   $622,121  $608,658  $331,946  $237,449  $193,219

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                                   0.65%(b)   0.65%     0.65%     0.65%     0.65%     0.65%

Net investment income                                                      2.71%(b)   2.48%     2.55%     3.12%     3.34%     3.34%

Expenses without reimbursements                                            0.80%(b)   0.80%     0.84%     0.88%     0.98%     0.98%

 (a) Not annualized
 (b) Annualized

JPMORGAN MID CAP VALUE FUND^

                                                                               10/01/00
                                                                                THROUGH       YEAR       YEAR   11/13/97*
                                                                                3/31/01      ENDED      ENDED     THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              (UNAUDITED)    9/30/00    9/30/99     9/30/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $13.06     $13.56     $10.62      $10.00
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                         0.25       0.11       0.02        0.11

     Net realized and unrealized gain on investments                               1.23       2.59       3.20        0.54
                                                                                  -----      -----      -----       -----
     Total from investment operations                                              1.48       2.70       3.22        0.65

   Less distributions:

     From net investment income                                                  (0.15)     (0.09)     (0.10)      (0.03)

     From net realized gain                                                      (0.87)     (3.11)     (0.18)           -
                                                                                  -----      -----      -----       -----
     Total distributions                                                         (1.02)     (3.20)     (0.28)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $13.52     $13.06     $13.56      $10.62
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    11.61%+     23.76%     30.41%      6.50%+
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)                                               $4.2       $4.7       $3.6        $2.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:

Before fees waived and expenses absorbed                                        4.30%++      4.24%      5.11%     7.72%++

After fees waived and expenses absorbed                                         0.75%++      0.97%      1.25%     1.25%++

Ratio of net investment income to average net assets
 (after fees waived and expenses absorbed)                                      1.07%++      0.84%      0.06%     0.73%++

Portfolio turnover rate                                                         41.58%+     98.95%    108.74%     73.34%+

  ^ Formerly Fleming Mid Cap Value
  * Commencement of operations.
  + Not annualized.
 ++ Annualized.

JPMORGAN SMALL CAP GROWTH FUND^

                                                                               10/01/00
                                                                                THROUGH        YEAR       YEAR    11/14/97*
                                                                                3/31/01       ENDED      ENDED      THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              (UNAUDITED)     9/30/00    9/30/99      9/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $15.12      $13.45      $9.47       $10.00
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                                (0.26)      (0.08)       0.08         0.08

     Net realized and unrealized gain (loss) on investments                      (4.60)        4.34       4.28       (0.59)
                                                                                 ------       ------     ------      ------
     Total from investment operations                                            (4.86)        4.26       4.36       (0.51)

   Less distributions:

     From net investment income                                                      --      (0.04)     (0.09)       (0.02)

     From net realized gain                                                      (2.15)      (2.55)     (0.29)           --
                                                                                 ------       ------     ------      ------
     Total distributions                                                         (2.15)      (2.59)     (0.38)       (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $8.11      $15.12     $13.45        $9.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (35.22%)+      36.33%     46.61%     (5.15%)+
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)                                               $1.8        $4.0       $1.8         $1.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:

Before fees waived and expenses absorbed                                        5.98%++       5.47%     10.19%     13.84%++

After fees waived and expenses absorbed                                         0.85%++       1.05%      1.35%      1.35%++

Ratio of net investment income to average net assets
 (after fees waived and expenses absorbed)                                    (0.49%)++     (0.61%)    (0.68%)    (0.30%)++

Portfolio turnover rate                                                         34.10%+      88.25%     70.75%      35.47%+

  ^ Formerly Fleming Small Cap Growth Fund
  * Commencement of operations.
  + Not annualized.
 ++ Annualized.

JPMORGAN SMARTINDEX(TM)FUND^

                                                                                               YEAR       YEAR    12/31/98*
                                                                                              ENDED      ENDED      THROUGH
PER SHARE DATA FOR FISCAL PERIODS ENDED                                                     5/31/01    5/31/00      5/31/99
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $17.07     $16.06       $15.00
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                     0.16       0.14         0.07

     Net gains or losses on securities (both realized and unrealized)                        (2.06)       1.02         1.02
                                                                                             ------      ------      ------
     Total from investment operations                                                        (1.90)       1.16         1.09

   Less distributions:

     Dividends from net investment income                                                      0.15       0.14         0.03

     Distributions from capital gains                                                            --       0.01           --
                                                                                             ------      ------      ------
     Total distributions                                                                       0.15       0.15         0.03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $15.02     $17.07       $16.06
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

TOTAL RETURN                                                                               (11.21)%      7.25%       7.27%@
===========================================================================================================================

Net assets, end of period (in millions)                                                        $483       $401           $5

RATIOS TO AVERAGE NET ASSETS:#

Expenses (excluding dividend expense)                                                         0.35%      0.35%        0.35%

Net investment income                                                                         1.00%      1.26%        1.13%

Expenses without reimbursements (including dividend expense)                                  0.49%      0.58%        5.44%

Net investment income without reimbursements (including dividend expense)                     0.86%      1.03%      (3.96)%

Portfolio turnover rate                                                                         67%        45%          19%

  ^ Formerly J.P. Morgan SmartIndex(TM) Fund
  * Commencement of operations.
  @ Not annualized.
  # Short periods have been annualized.

JPMORGAN U.S. EQUITY FUND^

                                                                                  YEAR      YEAR       YEAR       YEAR       YEAR
                                                                                 ENDED     ENDED      ENDED      ENDED      ENDED
PER SHARE DATA FOR FISCAL YEARS ENDED                                          5/31/01   5/31/00    5/31/99    5/31/98    5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $12.79    $15.08     $16.73     $15.66     $14.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                        0.08      0.11       0.16       0.15       0.17

     Net gains or losses on investments (both realized and unrealized)          (0.96)      0.26       2.39       3.81       3.02
                                                                                ------     ------     ------     ------    ------
     Total from investment operations                                           (0.88)      0.37       2.55       3.96       3.19

   Less distributions:

     Dividends from net investment income                                         0.08      0.11       0.17       0.18       0.25

     Distributions from capital gains                                             0.71      2.55       4.03       2.71       1.28
                                                                                ------     ------     ------     ------    ------
     Total distributions to shareholders                                          0.79      2.66       4.20       2.89       1.53
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $11.12    $12.79     $15.08     $16.73     $15.66
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

TOTAL RETURN                                                                   (6.99)%     2.45%     18.66%     28.53%     25.21%
=================================================================================================================================

Net assets, end of period (in millions)                                           $151      $241       $278       $379       $330

RATIOS TO AVERAGE NET ASSETS:#

Expenses                                                                         0.62%     0.60%      0.60%      0.60%      0.60%

Net investment income                                                            0.57%     0.76%      0.89%      0.89%      1.33%

Expenses without reimbursements                                                  0.64%     0.63%      0.63%      0.63%      0.65%

Net investment income without reimbursements                                     0.55%     0.73%      0.86%      0.86%      1.28%

^  Formerly J.P. Morgan Institutional U.S. Equity Fund
*  Commencement of operations.
@  Not annualized.
#  Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY FUND^

                                                                                  YEAR      YEAR       YEAR       YEAR       YEAR
                                                                                 ENDED     ENDED      ENDED      ENDED      ENDED
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                 5/31/01   5/31/00    5/31/99    5/31/98    5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $15.11    $11.98     $15.30     $14.09     $13.97
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                        0.08      0.04       0.08       0.09       0.10

     Net gains or losses on investments (both realized and unrealized)           0.03*      3.10     (1.83)       3.04       1.07
                                                                                ------     ------    ------      ------     -----
     Total from investment operations                                             0.11      3.14     (1.75)       3.13       1.17

   Less distributions:

     Dividends from net investment income                                         0.09      0.01       0.08       0.08       0.13

     Distributions from capital gains                                             1.79        --       1.49       1.84       0.92
                                                                                ------     ------    ------      ------     -----
     Total distributions                                                          1.88      0.01       1.57       1.92       1.05
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $13.34    $15.11     $11.98     $15.30     $14.09
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

TOTAL RETURN                                                                     0.94%    26.23%   (10.79)%     23.55%      9.44%
=================================================================================================================================

Net assets, end of period (in millions)                                           $410      $358       $345       $420       $402

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                                         0.82%     0.80%      0.80%      0.80%      0.80%

Net investment income                                                            0.55%     0.26%      0.55%      0.55%      0.81%

Expenses without reimbursements                                                  0.82%     0.82%      0.85%      0.85%      0.85%

Net investment income without reimbursements                                     0.55%     0.24%      0.50%      0.50%      0.76%

  ^ Formerly J.P. Morgan Institutional U.S. Small Company Fund
  * The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.

HOW TO REACH US


MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Disciplined Equity Fund             811-7342
Disciplined Equity
  Value Fund                       811-07795
Diversified Fund                    811-7342
Mid Cap Value Fund                  811-5151
Small Cap Growth Fund               811-5151
SmartIndex(TM) Fund                811-07795
U.S. Equity Fund                    811-7342
U.S. Small Company Fund             811-7342



                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039


         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001



                                                                      RHI-EQ-701

PROSPECTUS SEPTEMBER -- 2001

SUBJECT TO COMPLETION JULY 27 2001

JPMORGAN INTERNATIONAL
EQUITY FUNDS

SELECT CLASS SHARES

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       Asset Management

[SIDENOTE]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

Fleming International Opportunities Fund                 1
Fleming European Fund                                    8
Fleming International Equity Fund                       15
Fleming Emerging Markets Equity Fund                    21
The Funds' Management and Administration                27
How Your Account Works                                  29
Buying Fund Shares                                      29
Selling Fund Shares                                     30
Exchanging Fund Shares                                  30
Other Information Concerning the Funds                  31
Distributions and Taxes                                 31
Financial Highlights of the Funds
How To Reach Us                                 Back cover

JPMORGAN FLEMING INTERNATIONAL
         OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998     3.83%
1999    39.90%
2000   -16.21%

BEST QUARTER             22.09%
              4th quarter, 1998
WORST QUARTER           -21.34%
              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                PAST 1 YEAR    LIFE OF FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND (AFTER EXPENSES)          -16.21         5.84
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)          -15.09         7.06

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.
(2) THE FUND'S FISCAL YEAR END IS 11/30.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ASSETS)

                                                             SELECT SHARES
 MANAGEMENT FEES                                               0.80
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.25
 OTHER EXPENSES(3)                                             0.35
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.40
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.20
 NET EXPENSES(4)                                               1.20

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST,
    TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS
    THROUGH 9/7/04.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $122       $381        $705        $1,625

JPMORGAN FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa3 or higher by Moody's Investor Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in other investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund's advisers J.P. Morgan Fleming Asset Management (USA) Inc.
("JPMFAM (USA)") seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or

BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. As of the date of this prospectus, Select and Institutional Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.85%.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1996    28.10%
1997    21.38%
1998    28.17%
1999    36.06%
2000   -14.73%


BEST QUARTER               33.36%
                4th quarter, 1999
WORST QUARTER             -16.97%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
FOR PERIODS ENDING DECEMBER 31, 2000(1)

                                       PAST 1 YEAR  PAST 5 YEARS   LIFE OF FUND
 FLEMING EUROPEAN FUND                  -19.64        16.86         16.69
 MSCI EUROPE INDEX                       -8.14        15.75         15.05
 LIPPER EUROPEAN FUND INDEX              -2.58        17.87         17.46

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95 AND RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. SELECT SHARES DO NOT HAVE A SALES LOAD.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

The performance figures in the table reflect the deduction of the maximum front-end sales load which is assessed on Class A shares. Select class shares do not have a sales load.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)*

                                                               SELECT SHARES
 MANAGEMENT FEE                                                0.65
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICES FEE                                      0.25
 OTHER EXPENSES                                                0.70
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.60
 FEE WAIVER AND EXPENSE REIMBURSEMENT                          0.10
 NET EXPENSES                                                  1.50

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE

This example helps you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- Net expenses for three years and total operating expenses thereafter

The example is for comparison only; the actual returns of the Institutional Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $153       $474        $841        $1,873

                                       14

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies.

That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%.

[CHART]

   YEAR-BY-YEAR RETURNS(1,2)
1991                     10.58%
1992                    (10.77%)
1993                     24.52%
1994                      6.00%
1995                      7.96%
1996                      8.48%
1997                      1.46%
1998                     13.62%
1999                     30.22%
2000                    (17.75%)

BEST QUARTER             30.22%
              4th quarter, 1999

WORST QUARTER           -17.75%
              4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                   -17.75         6.02            6.54
 EAFE INDEX (NO EXPENSES)           -14.17         7.13            6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN
    INTERNATIONAL EQUITY FUND, THE PREDECESSOR OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                               SELECT SHARES
 MANAGEMENT FEES                                               0.60
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.25
 OTHER EXPENSES(3)                                             0.57
 TOTAL OPERATING EXPENSES                                      1.42
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.01
 NET EXPENSES(4)                                               1.41

 EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  144        446         773         1,699

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 1.25% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM
  THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B, C and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994     -7.19%
1995     -9.68%
1996     -8.84%
1997     -7.71%
1998    -30.33%
1999     59.40%
2000    -30.23%

BEST QUARTER               25.88%
                4th quarter, 1999
WORST QUARTER             -23.56%
                2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
FLEMING EMERGING MARKETS EQUITY (AFTER EXPENSES)    -30.23        -4.89          -3.98
MSCI EMERGING MARKETS EQUITY FREE (NO EXPENSES)     -30.61        -4.17          -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

 MANAGEMENT FEES                                                       1.00
 DISTRIBUTION (RULE 12B-1) FEES                                        NONE
 OTHER EXPENSES                                                        0.88
 TOTAL OPERATING EXPENSES                                              1.88
 FEE WAIVER AND EXPENSE REIMBURSEMENT                                  0.13
 NET EXPENSES                                                          1.75

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $178       $551        $978        $2,167

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST,
    TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming International Opportunities Fund, Fleming International Equity Fund and Fleming Emerging Market Equity Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Market Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management, Inc (USA) ("JPMFAM (USA)") is the investment adviser for the Fleming European Fund. JPMFAM (USA) provides discretionary investment advice and supervision. JPMFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Chase Fleming Asset Management (London) Limited CFAM (London) is the subadviser to the Fleming European Fund. It makes the day to day investment decisions for the Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is a wholly owned subsidiary of Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average net assets.

                               FISCAL
 FUND                          YEAR END       %
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND

 FLEMING EUROPEAN FUND

 FLEMING INTERNATIONAL
 EQUITY FUND

 FLEMING EMERGING MARKET
 EQUITY FUND

THE PORTFOLIO MANAGERS

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J. P. Morgan since 1984 and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking Group. He was appointed a Portfolio Manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund Manager in the European Equity Group. Prior to that he worked as a Fund Manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services.

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to ___% of the average daily net assets of the Select Class held by investors by the shareholder servicing agent.

JPMIM, JPFAM (USA) and/or JPMFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Fleming International Equity Fund, the Fleming International
Opportunities Fund, the Fleming European Fund and the Fleming Emerging Markets Equity Fund generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR INTERNATIONAL EQUITY FUNDS

This table identifies the main elements that make up each International Equity Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS

-    Each Fund's share price and performance    -    Stocks have generally outperformed       -    Under normal circumstances the
     will fluctuate in response to stock and         more stable investments (such as bonds        Funds plan to remain fully
     bond market movements                           and cash equivalents) over the long term      invested, with at least 65% in
                                                                                                   stocks; stock investments may
-    The value of most bonds will fall when     -    Foreign investments, which represent a        include convertible securities,
     interest rates rise; the longer a bond's        major portion of the world's securities,      preferred stocks, depository
     maturity and the lower its credit quality,      offer attractive potential performance        receipts (such as ADRs and EDRs),
     the more its value typically falls              and opportunities for diversification         trust or partnership interests,
                                                                                                   warrants, rights, and investment
-    A Fund could lose money because of         -    Most bonds will rise in value when            company securities
     foreign government actions, political           interest rates fall
     instability, or lack of adequate and/or                                                  -    The Funds seek to limit risk and
     accurate information                       -    Foreign bonds, which represent a major        enhance performance through
                                                     portion of the world's fixed income           active management, country
                                                     securities, offer attractive potential        allocation and diversification
-    Investment risks tend to be higher in           performance and opportunities for
     emerging markets. These markets also            diversification                          -    During severe market downturns,
     present higher liquidity and valuation                                                        the Funds have the option of
     risks                                      -    Emerging markets can offer higher             investing up to 100% of assets in
                                                     returns                                       investment-grade short-term
-    Adverse market conditions may from time to                                                    securities
     time cause the fund to take temporary
     defensive positions that are inconsistent                                                -    The Fleming Emerging Markets
     with its principal investment strategies                                                      Equity Fund will invest up to 20%
     and may hinder the fund from achieving its                                                    of assets in debt securities when
     investment objective                                                                          JPMIM believes the potential
                                                                                                   total return exceeds potential
                                                                                                   total return in emerging markets
                                                                                                   equity securities

MANAGEMENT CHOICES

-    A Fund could underperform its benchmark    -    A Fund could outperform its benchmark    -    Each adviser focuses its active
     due to its securities choices and other         due to these same choices                     management on securities
     management decisions                                                                          selection, the area where it
                                                                                                   believes its commitment to
                                                                                                   research can most enhance returns

FOREIGN CURRENCIES

-    Currency exchange rate movements could     -    Favorable exchange rate movements could  -    Except as noted earlier in this
     reduce gains or create losses                   generate gains or reduce losses               prospectus, each Fund manages the
                                                                                                   currency exposure of its foreign
-    Currency and investment risks tend to be                                                      investments relative to its
     higher in emerging markets; these markets                                                     benchmark and may hedge a portion
     also present higher liquidity and                                                             of its foreign currency exposure
     valuation risks                                                                               into the U.S. dollar from time to
                                                                                                   time (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-    When a Fund buys securities before issue   -    A Fund can take advantage of attractive  -    Each Fund uses segregated
     or for delayed delivery, it could be            transaction opportunities                     accounts to offset leverage risk
     exposed to leverage risk if it does not
     use segregated accounts

POTENTIAL RISKS                                 POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES

-    Derivatives such as futures,               -    Hedges that correlate well with          -    The Funds use derivatives, such
     options, swaps, and forward                     underlying positions can reduce               as futures, options, swaps, and
     foreign currency contracts(1)                   or eliminate losses at low cost               forward foreign currency
     that are used for hedging the                                                                 contracts, for hedging and for
     portfolio or specific securities           -    A Fund could make money and                   risk management (i.e., to
     may not fully offset the                        protect against losses if the                 establish or adjust exposure to
     underlying positions and this                   investment analysis proves                    particular securities, markets or
     could result in losses to the                   correct                                       currencies); risk management may
     Fund that would not have                                                                      include management of a fund's
     otherwise occurred                         -    Derivatives that involve leverage             exposure relative to its
                                                     could generate substantial gains              benchmark
-    Derivatives used for risk                       at low cost
     management may not have the                                                              -    The Funds only establish hedges
     intended effects and may result                                                               that they expect will be highly
     in losses or missed opportunities                                                             correlated with underlying
                                                                                                   positions
-    The counterparty to a derivatives
     contract could default                                                                   -    The Fleming European Fund may use
                                                                                                   derivatives to increase income or
-    Derivatives that involve leverage                                                             gain.
     could magnify losses
                                                                                              -    While the Funds may use
-    Certain types of derivatives                                                                  derivatives that incidentally
     involve costs to a Fund which can                                                             involve leverage, they do not use
     reduce returns                                                                                them for the specific purpose of
                                                                                                   leveraging their portfolios
-    Derivatives used for non-hedging
     purposes could cause losses that
     exceed the original investment

SECURITIES LENDING

-    When a Fund lends a security,              -    A Fund may enhance income through        -    Each adviser maintains a list of
     there is a risk that the loaned                 the investment of the collateral              approved borrowers
     securities may not be returned if               received from the borrower
     the borrower defaults                                                                    -    A Fund receives collateral equal
                                                                                                   to at least 100% of the current
-    The collateral will be subject to                                                             value of securities loaned
     the risks of the securities in
     which it is invested                                                                     -    The lending agents indemnify a
                                                                                                   fund against borrower default

                                                                                              -    Each adviser's collateral
                                                                                                   investment guidelines limit the
                                                                                                   quality and duration of
                                                                                                   collateral investment to minimize
                                                                                                   losses

                                                                                              -    Upon recall, the borrower must
                                                                                                   return the securities loaned
                                                                                                   within the normal settlement
                                                                                                   period

ILLIQUID HOLDINGS

-    A Fund could have difficulty               -    These holdings may offer more            -    No Fund may invest more than 15%
     valuing these holdings precisely                attractive yields or potential                of net assets in illiquid
                                                     growth than comparable widely                 holdings
-    A Fund could be unable to sell                  traded securities
     these holdings at the time or                                                            -    To maintain adequate liquidity,
     price it desired                                                                              each Fund may hold
                                                                                                   investment-grade short-term
                                                                                                   securities (including repurchase
                                                                                                   agreements and reverse repurchase
                                                                                                   agreements) and, for temporary or
                                                                                                   extraordinary purposes, may
                                                                                                   borrow from banks up to 33 1/3%
                                                                                                   of the value of its total assets

SHORT-TERM TRADING

-    Increased trading could raise a            -    A Fund could realize gains in a          -    The Funds generally avoid
     Fund's brokerage and related                    short period of time                          short-term trading, except to
     costs                                                                                         take advantage of attractive or
                                                -    A Fund could protect against                  unexpected opportunities or to
-    Increased short-term capital                    losses if a stock is overvalued               meet demands generated by
     gains distributions could raise                 and its value later falls                     shareholder activity.
     shareholders' income tax
     liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                    RHS-INTL-701

                                                    PROSPECTUS SEPTEMBER__, 2001
                                            SUBJECT TO COMPLETION, JULY 27, 2001




JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES


FLEMING INTERNATIONAL GROWTH FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING JAPAN FUND

FLEMING PACIFIC REGION FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]  JPMORGAN FLEMING
        Asset Management

[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN A STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

FLEMING INTERNATIONAL GROWTH FUND                                 1

FLEMING INTERNATIONAL OPPORTUNITIES FUND                          8

FLEMING EUROPEAN FUND                                            15

FLEMING JAPAN FUND                                               24

FLEMING PACIFIC REGION FUND                                      33

FLEMING INTERNATIONAL EQUITY FUND                                40

FLEMING EMERGING MARKETS EQUITY FUND                             47

THE FUNDS' MANAGEMENT AND ADMINISTRATION                         54

HOW YOUR ACCOUNT WORKS                                           55

ABOUT SALES CHARGES                                              57

BUYING FUND SHARES                                               58

SELLING FUND SHARES                                              60

EXCHANGING FUND SHARES                                           60

OTHER INFORMATION CONCERNING THE FUNDS                           61

DISTRIBUTIONS AND TAXES                                          62

SHAREHOLDER SERVICES                                             63

RISK AND REWARD ELEMENTS FOR THE FUNDS                           64

FINANCIAL HIGHLIGHTS                                             66

HOW TO REACH US                                          BACK COVER

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND WILL SEEK TOTAL RETURN FROM LONG-TERM CAPITAL GROWTH. TOTAL RETURN CONSISTS OF CAPITAL GROWTH AND CURRENT INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund will sell securities if its advisers believe the issuer of the securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation, the equivalent by another national rating organization or unrated securities of comparable quality.

Under normal market conditions the Fund will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements, as well as investment-grade debt securities and securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality money market instruments and repurchase agreements and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., will emphasize companies with medium and large stock market capitalizations, yielding a median capitalization that results in placement within the large cap universe, based on the Morningstar criteria of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the advisers' criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's advisers also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund's advisers will seek to select at least three issuers in several countries other than the United States. In selecting countries, under normal conditions, the adviser will invest up to one half of the Fund's asset in Continental Europe, and up to one quarter of fund assets in both Japan and United Kingdom. This allocation may change at any time.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), that will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)          5.75%              NONE               NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                 NONE               5.00%              1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS)*

                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------
 MANAGEMENT FEE                      1.00%              1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES      0.25%              0.75%              0.75%

 SHAREHOLDER SERVICES FEE            0.00%              0.25%              0.25%

 OTHER EXPENSES                      3.15%              3.15%              3.15%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                            4.40%              5.15%              5.15%

 FEE WAIVER AND EXPENSE(2)
 REIMBURSEMENT                       2.40%              2.65%              2.65%

 NET EXPENSES(2)                     2.00%              2.50%              2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
*THE TABLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAODINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00%, 2.50%, AND 2.50% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT T0 CLASS A, B, AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.
THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,626      $2,496      $4,716

 CLASS B SHARES**               $753       $1,607      $2,558      $4,827***

 CLASS C SHARES**               $353       $1,307      $2,358      $4,972


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,307      $2,358      $4,827***

 CLASS C SHARES                 $253       $1,307      $2,358      $4,972

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.








[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the periods before Class A and B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998         3.83%
1999        39.90%
2000       -16.21%

-------------------------------------
 BEST QUARTER               22.09%
-------------------------------------
                 4th quarter, 1998
-------------------------------------
 WORST QUARTER             -21.34%
-------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                           PAST 1 YR.   LIFE OF FUND
--------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND (AFTER EXPENSES)                         -16.21         5.84

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)   -15.09         7.06

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 11/30.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The sales charges and estimated expenses of Class A and Class B before and after reimbursement are shown below. Class A and Class B generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES
-----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
 MANAGEMENT FEES                                0.60%              0.60%

 DISTRIBUTION (RULE 12b-1) FEES                 0.25%              0.75%

 SHAREHOLDER SERVICE FEES                       0.25%              0.25%

 OTHER EXPENSES(3)                              0.80%              0.80%

 TOTAL OPERATING EXPENSES                       1.90%              2.40%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)        NONE               NONE

 NET EXPENSES(4)                                1.90%              2.40%

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A and Class B with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A and Class B and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $757       $1,138      $1,542      $2,669

 CLASS B SHARES**               $743       $1,048      $1,480      $2,613***


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $243       $748        $1,280      $2,613***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total Return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -16.85%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1996         28.10%
1997         21.38%
1998         28.17%
1999         36.06%
2000        -14.73%

-------------------------------------
 BEST QUARTER                33.36%
-------------------------------------
                  4th quarter, 1999
-------------------------------------
 WORST QUARTER              -16.97%
-------------------------------------
                  3rd quarter, 1998

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 3, 1995. CLASS C SHARES WERE FIRST OFFERED ON NOVEMBER 1, 1998. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
For the periods ending December 31, 2000(1)

                                        PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------------
 CLASS A                                -19.64         16.86           16.69

 CLASS B                                -19.12         17.22           17.12

 CLASS C                                -16.19         17.41           17.19

 MSCI EUROPE INDEX                       -8.14         15.75           15.05

 LIPPER EUROPEAN FUNDS INDEX             -2.58         17.87           17.46

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)         5.75%             NONE              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%             1.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------
 MANAGEMENT FEE                     0.65%             0.65%             0.65%

 DISTRIBUTION (RULE 12b-1) FEES     0.25%             0.75%             0.75%

 SHAREHOLDER SERVICE FEE            NONE              0.25%             0.25%

 OTHER EXPENSES                     1.05%             1.04%             1.02%
                                    -----             -----             -----
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                           1.95%             2.69%             2.67%

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)           0.20%             0.19%             0.17%
                                    -----             -----             -----
 NET EXPENSES(2)                    1.75%             2.50%             2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
*THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $743       $1,134      $1,549      $2,704

 CLASS B SHARES**               $753       $1,117      $1,608      $2,830***

 CLASS C SHARES**               $353       $813        $1,400      $2,990

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $817        $1,408      $2,830***

 CLASS C SHARES                 $253       $813        $1,400      $2,990

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING JAPAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of foreign companies located throughout the Pacific and Far East. These investments may take the form of depositary receipts. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under current market conditions, the Fund's advisers anticipate that most of the Fund's assets will be invested in securities traded on Japanese markets.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., seek to identify those industries where economic factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in Japan.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited prod-uct lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the MSCI Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -9.17%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1996        -11.10%
1997          1.63%
1998        -19.67%
1999         60.29%
2000        -33.91%

------------------------------------
 BEST QUARTER               18.84%
------------------------------------
                 2nd quarter, 1997
------------------------------------
 WORST QUARTER             -17.12%
------------------------------------
                 4th quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 3, 1995.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)(1)
For the periods ending December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------------
CLASS A                                -37.68        -6.25           -5.56

CLASS B                                -37.43        -6.08           -5.24

MSCI JAPAN INDEX                       -28.07        -4.55           -2.38

TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX                      -25.52        -4.04           -6.43

LIPPER JAPAN EQUITY FUNDS
AVERAGE                                -35.11        -1.31            2.26

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(3)                     5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE               5.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEE                                 1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES                 0.25%              0.75%

 SHAREHOLDER SERVICE FEES                       NONE               0.25%

 OTHER EXPENSES                                 4.24%              4.14%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                                       5.49%              6.14%

 FEE WAIVER AND

 EXPENSE REIMBURSEMENT(4)                       3.74%              3.54%

 NET EXPENSES(4)                                1.75%              2.50%

*THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(3) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $743       $1,806      $2,859      $5,446

 CLASS B SHARES**               $753       $1,798      $2,914      $5,520***


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,498      $2,714      $5,520***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING PACIFIC REGION FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND WILL SEEK TOTAL RETURN FROM LONG-TERM CAPITAL GROWTH. TOTAL RETURN CONSISTS OF CAPITAL GROWTH AND CURRENT INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of foreign companies located throughout the Asia-Pacific region, including Japan, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers. These investments may take the form of depositary receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Asia-Pacific region. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

The Fund's advisers will seek to identify industries and countries in the Asian-Pacific region where economic and political factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries and countries that are poised to take advantage of such economic and political conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S.

equity fund. Investing in this Fund has added risk because of political and economic factors in various countries in the Asia-Pacific region.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries of the Asia-Pacific region may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Southeast Asia, Japan, Australia and New Zealand.

Southeast Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share price of companies in the region tends to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a limited management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Southeast Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will hurt the value of the Fund.

The trading volume on Southeast Asian stock exchanges is much lower than in the United States, and stock markets in the region have been extremely volatile at times. As a result, Southeast Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has gener ally been strong against the U.S. dollar, in recent years it has fluctuated and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN
  WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)         5.75%             NONE               NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%              1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS)*

                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MANAGEMENT FEE                     1.00%             1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES     0.25%             0.75%              0.75%

 SHAREHOLDER SERVICE FEES           NONE              0.25%              0.25%

 OTHER EXPENSES                     2.15%             2.15%              2.15%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                           3.40%             4.15%              4.15%

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)           1.40%             1.65%              1.65%

 NET EXPENSES(2)                    2.00%             2.50%              2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
* THE TABLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02. THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,437      $2,129      $3,960

 CLASS B SHARES**               $753       $1,411      $2,184      $4,072***

 CLASS C SHARES**               $353       $1,111      $1,984      $4,231

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,111      $1,984      $4,072***

 CLASS C SHARES                 $253       $1,111      $1,984      $4,231

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF FOREIGN COMPANY EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities.

The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

The actual returns of Class A, Class B and Class C shares would have been lower than the performance shown because Class A, Class B and Class C shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -15.27%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1991        10.58%
1992       -10.77%
1993        24.52%
1994         6.00%
1995         7.96%
1996         8.48%
1997         1.46%
1998        13.62%
1999        30.22%
2000       -17.75%

-------------------------------------
 BEST QUARTER               30.22%
-------------------------------------
                 4th quarter, 1999
-------------------------------------
 WORST QUARTER             -17.75%
-------------------------------------
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YR.    PAST 5 YRS.    LIFE OF FUND
---------------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                                 -17.75        6.02           5.19

 EAFE INDEX (NO EXPENSES)                         -14.17        7.13           6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS

                                   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MANAGEMENT FEES                   0.60%              0.60%              0.60%

 DISTRIBUTION (RULE 12b-1) FEES    0.25%              0.75%              0.75%

 SHAREHOLDER SERVICE FEES          NONE               0.25%              0.25%

 OTHER EXPENSES(3)                 0.58%              0.58%              0.58%
                                   -----              -----              -----
 TOTAL OPERATING EXPENSES          1.68%              2.18%              2.18%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)                  0.23%              0.23%              0.23%
                                   -----              -----              -----
 NET EXPENSEST(4)                  1.45%              1.95%              1.95%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, Class B, and Class C shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, Class B, and Class C shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*                $714       $1,053      $1,415      $2,430

 CLASS B SHARES**               $698       $960        $1,349      $2,369***

 CLASS C SHARES**               $298       $660        $1,149      $2,495

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES                 $198       $660        $1,149      $2,369***

 CLASS C SHARES                 $198       $660        $1,149      $2,495

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45%, 1.95%, AND 1.95%,RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.
  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the periods before Class A, Class B and Class C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994        -7.19%
1995        -9.68%
1996        -8.84%
1997        -7.71%
1998       -30.33%
1999        59.40%
2000       -30.23%

------------------------------------
 BEST QUARTER               25.88%
------------------------------------
                 4th quarter, 1999
------------------------------------
 WORST QUARTER             -23.56%
------------------------------------
                 2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
---------------------------------------------------------------------------------
 FLEMING EMERGING
 MARKETS EQUITY (AFTER EXPENSES)      -30.23        -4.89         -3.98

 MSCI EMERGING MARKETS EQUITY FREE
 (NO EXPENSES)                        -30.61        -4.17         -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A SHARE ASSETS)

                                   CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------
 MANAGEMENT FEES                   1.00%              1.00%               1.00%

 DISTRIBUTION (RULE 12b-1) FEES    0.25%              0.75%               0.75%

 SHAREHOLDER SERVICE FEES          0.25%              0.25%               0.25%

 OTHER EXPENSES(3)                 0.73%              0.73%               0.73%
                                   -----              -----               -----
 TOTAL OPERATING EXPENSES          2.23%              2.73%               2.73%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)                  0.23%              0.23%               0.23%
                                   -----              -----               -----
 NET EXPENSES(4)                   2.00%              2.50%               2.50%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B, and C shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B, and C shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,211      $1,681      $2,975

 CLASS B SHARES**               $753       $1,126      $1,624      $2,924***

 CLASS C SHARES**               $353       $826        $1,424      $3,044


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $826        $1,424      $2,924***

 CLASS C SHARES                 $253       $826        $1,424      $3,044

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B, AND C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 2.00%, 2.50%, 2.50%, RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS FOR 9/7/02.
  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming International Opportunities Fund, Fleming International Equity Fund and Fleming Emerging Market Equity Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming International Growth Fund, Fleming European Fund, Fleming Japan Fund, and the Fleming Pacific Region Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Market Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management, Inc (USA) ("JPMFAM(USA)") is the investment adviser for the Fleming International Growth, Fleming European, Fleming Japan, and Fleming Pacific Region Funds and provides the Funds with investment advice and supervision. JPMFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036.

Chase Fleming Asset Management (London) Limited CFAM London is the sub-adviser to certain Funds. It makes the day to day investment decision for the Fleming International Growth, Fleming European, Fleming Japan and Fleming Pacific Region Funds. JPMFAM (USA) pays CFAM London a subadvisory fee for its services. CFAM London is located at Calvie House, 32 Curzon Street, London W1Y8AL.

JPMIM, JPMFAM (USA) AND CFAM London are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid the following management fees, expressed as a percentage of average net assets.

                                   FISCAL
 FUND                              YEAR END     %
------------------------------------------------------
 FLEMING INTERNATIONAL
 GROWTH FUND                       10/31       1.00

 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                11/30       0.60

 FLEMING EUROPEAN FUND             10/31       0.65

 FLEMING JAPAN FUND                10/31       1.00

 FLEMING PACIFIC REGION FUND       10/31       1.00

 FLEMING INTERNATIONAL
 EQUITY FUND                       10/31       0.60

 FLEMING EMERGING
 MARKET EQUITY FUND                10/31       1.00

PORTFOLIO MANAGERS
FLEMING INTERNATIONAL GROWTH FUND
James Fisher and Chee Chow are both Vice Presidents at CFAM London. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM London since 1991 in numerous investment roles. Prior to joining CFAM London, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at CFAM London since September 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J. P. Morgan since 1984 and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking Group. He was appointed a Portfolio Manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund Manager in the European Equity Group. Prior to that he worked as a Fund Manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING JAPAN FUND
Mr. Richard Aston, Vice President, Portfolio Manager at CFAM London, is responsible for the management of the Japan Fund. Mr. Aston has worked at CFAM London since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a Fund Manager for a range of Japanese Equity Portfolios. Mr. Browne and Mr. Aston have been managing the Fund since May 2000.

FLEMING PACIFIC REGION FUND
Roger Ellis, Chief Investment Officer Asia Pacific and Head of the Pacific Regional Group is responsible for the management of the Fund. Mr. Ellis joined CFAM London as an Investment Manager in 1989 and was appointed a Director in 1991. In 1984 he became Assistant Manager of private banking at HSBC. In 1987, he joined Pierson Capital Management, managing Asia Equity Funds.

FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each, an "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services.

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase. The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment.
In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

TOTAL SALES CHARGE FOR THE FUNDS

                                 AS % OF THE      AS %
                                 OFFERING         OF NET
 AMOUNT OF                       PRICE            AMOUNT
 INVESTMENT                      PER SHARE        INVESTED
------------------------------------------------------------
 LESS THAN $100,000              5.75%            6.10%

 $100,000 BUT UNDER $250,000     3.75%            3.90%

 $250,000 BUT UNDER $500,000     2.50%            2.56%

 $500,000 BUT UNDER $1 MILLION   2.00%            2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
-----------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund operating expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

Since the Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

---------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
---------------------------------------------------------------------
 1-800-348-4782
---------------------------------------------------------------------

 TYPE OF               INITIAL       ADDITIONAL
 ACCOUNT               INVESTMENT    INVESTMENTS
---------------------------------------------------------------------
 REGULAR ACCOUNT       $2,500        $100
 SYSTEMATIC

 INVESTMENT PLAN       $1,000        $100

 IRAS                  $1,000        $100

 SEP-IRAS              $1,000        $100

 EDUCATION IRAS        $1,000        $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 for 30 days because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by tele-phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

JPMIM and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates to Class A and, Class B of all the Funds and Class C of each Fund except Fleming International Opportunities and Fleming Japan Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Funds distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares: or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES
SYSTEMATIC INVESTMENT PLAN
You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN
You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up the each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

POTENTIAL RISKS                           POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and             - Stocks have generally outperformed more      - Under normal circumstances each Fund
  performance will fluctuate in             stable investments (such as bonds and          plans to remain fully invested, with at
  response to stock market                  cash equivalents) over the long term           least 65% in stocks; stock investments
  movements                               - Foreign investments, which represent a         may include convertible securities,
- The Fund could lose money because         major portion of the world's                   preferred stocks, depository receipts
  of foreign government actions,            securities, offer attractive potential         (such as ADRs and EDRs), trust or
  political instability, or lack of         performance and opportunities for              partnership interests, warrants, rights,
  adequate and/or accurate                  diversification                                and investment company securities
  information                             - Emerging markets can offer higher            - Each Fund seeks to limit risk and enhance
- Investment risks tend to be higher        returns                                        performance through active management,
  in emerging markets. These markets                                                       country allocation and diversification
  also present higher liquidity and                                                      - During severe market downturns, the Funds
  valuation risks                                                                          have the option of investing up to 100%
- Adverse market conditions may from                                                       of assets in investment-grade short-term
  time to time cause the fund to take                                                      securities
  temporary defensive positions that
  are inconsistent with its principal
  investment strategies and may
  hinder the fund from achieving its
  investment objective

MANAGEMENT CHOICES
- Each Fund could underperform its        - Each Fund could outperform its               - The Adviser focuses its active management
  benchmark due to its securities           benchmark due to these same choices            on securities selection, the area where
  choices and other management                                                             it believes its commitment to research
  decisions                                                                                can most enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements        - Favorable exchange rate movements            - Except as noted earlier in this
  could reduce gains or create losses       could generate gains or reduce                 prospectus, each Fund manages the
- Currency risks tend to be higher in       losses                                         currency exposure of its foreign
  emerging markets; these markets also                                                     investments relative to its benchmark and
  present higher liquidity and                                                             may hedge a portion of its foreign
  valuation risks                                                                          currency exposure into the U.S. dollar
                                                                                           from time to time (see also
                                                                                           "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before      - The Fund can take advantage of               - The Fund segregates assets to offset
  issue or for delayed delivery, it         attractive transaction                         leverage risk
  could be exposed to leverage risk if      opportunities
  it does not segregate assets

POTENTIAL RISKS                           POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,   - Hedges that correlate well with              - Each Fund uses derivatives, such as
  swaps, and forward foreign currency       underlying positions can reduce or             futures, options, swaps, and forward
  contracts(1) that are used for            eliminate losses at low cost                   foreign currency contracts, for hedging
  hedging the portfolio or specific       - The Funds could make money and                 and for risk management (i.e., to
  securities may not fully offset the       protect against losses if the investment       establish or adjust exposure to
  underlying positions and this could       analysis proves correct                        particular securities, markets or
  result in losses to a Fund that         - Derivatives that involve leverage could        currencies); risk management may include
  would not have otherwise occurred         generate substantial gains at low cost         management of such Fund's exposure
- Derivatives used for risk management                                                     relative to its benchmark
  may not have the intended effects                                                      - The Funds only establish hedges that it
  and may result in losses or missed                                                       expects will be highly correlated with
  opportunities                                                                            underlying positions
- The counterparty to a derivatives                                                      - While the Funds may use derivatives that
  contract could default                                                                   incidentally involve leverage, they do
- Derivatives that involve leverage                                                        not use them for the specific purpose of
  could magnify losses                                                                     leveraging its portfolio
- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns

SECURITIES LENDING
- When a Fund lends a security, there     - The Funds may enhance income through         - The Advisers maintain a list of approved
  is a risk that the loaned securities      the investment of the collateral               borrowers
  may not be returned if the borrower       received from the borrower                   - Each fund receives collateral equal to at
  defaults                                                                                 least 100% of the current value of
- The collateral will be subject to                                                        securities loaned
  the risks of the securities in which                                                   - The lending agents indemnify the Funds
  it is invested                                                                           against borrower default
                                                                                         - The Advisers' collateral investment
                                                                                           guidelines limit the quality and duration
                                                                                           of collateral investment to minimize
                                                                                           losses
                                                                                         - Upon recall, the borrower must return the
                                                                                           securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing    - These holdings may offer more                - Each Fund may not invest more than 15% of
  these holdings precisely                  attractive yields or potential                 net assets in illiquid holdings
- A Fund could be unable to sell these      growth than comparable widely traded         - To maintain adequate liquidity, each Fund
  holdings at the time or price it          securities                                     may hold investment-grade short-term
  desired                                                                                  securities (including repurchase
                                                                                           agreements and reverse repurchase
                                                                                           agreements) and, for temporary or
                                                                                           extraordinary purposes, may borrow from
                                                                                           banks up to 33 1/3% of the value of its
                                                                                           total assets

SHORT-TERM TRADING
- Increased trading could raise a         - A Fund could realize gains in a              - Each Fund generally avoids short-term
  fund's brokerage and related costs        short period of time                           trading, except to take advantage of
- Increased short-term capital gains      - A Fund could protect against losses            attractive or unexpected opportunities or
  distributions could raise                 if a stock is overvalued and its               to meet demands generated by shareholder
  shareholders' income tax liability        value later falls                              activity.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share, one Class B Share and, where applicable, one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND^

                                                                                                  CLASS A         CLASS B
                                                                                                ----------      ----------
                                                                                                12/29/00*       12/29/00*
                                                                                                  THROUGH         THROUGH
                                                                                                  4/30/01         4/30/01
                                                                                              (UNAUDITED)     (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $10.00          $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                           0.01          (0.01)

     Net gains or losses in securities (both realized and unrealized)                              (0.85)          (0.85)
                                                                                                   ------          ------
     Total from investment operations                                                              (0.84)          (0.86)

   Distributions to shareholders from:

     Dividends from net investment income                                                              --              --

     Distributions from capital gains                                                                  --              --
                                                                                                   ------          ------
     Total dividends and distributions                                                                 --              --

--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $9.14           $9.14
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                   (8.40%)         (8.60%)
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                                            $3,703            $914

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                                            1.35%           1.70%

Net investment income                                                                               0.10%         (0.25%)

Expenses without waivers, reimbursements and earnings credits                                       2.64%           3.01%

Net investment income without waivers, reimbursements and earnings credits                        (1.19%)         (1.56%)

Portfolio turnover rate*                                                                              12%             12%

 *  Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista International Growth Fund.
 *  not annualized

JPMORGAN FLEMING EUROPEAN FUND^

                                                                                                  CLASS A
                                                                         -------------------------------------------------------
                                                                            11/01/00
                                                                             THROUGH       YEAR ENDED OCTOBER 31,      11/02/95*
                                                                             4/30/01  -------------------------------   THROUGH
                                                                         (UNAUDITED)   2000     1999    1998    1997   11/30/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $17.87   $16.52   $14.47  $14.10   $11.99   $10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.04)@  (0.12)@  (0.06)@    0.15     0.05     0.15

     Net gains or losses in securities (both realized and unrealized)         (1.66)     1.83     2.31    2.16     3.01     1.93
                                                                              ------  -------  -------  ------   ------   ------
     Total from investment operations                                         (1.70)     1.71     2.25    2.31     3.06     2.08

   Distributions to shareholders from:

     Dividends from net investment income                                         --       --     0.09    0.22     0.10     0.09

     Distributions from capital gains                                           1.69     0.36     0.11    1.72     0.85       --
                                                                              ------  -------  -------  ------   ------   ------
     Total dividends and distributions                                          1.69     0.36     0.20    1.94     0.95     0.90
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $14.48   $17.87   $16.52  $14.47   $14.10   $11.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (10.05%)   10.13%   15.60%  18.71%   28.19%   20.78%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $58,191 $75,801  $47,759 $33,743  $12,965   $6,358

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       1.75%   1.74%    1.74%   1.74%    1.75%    1.75%

Net investment income                                                        (0.53%) (0.60%)  (0.40%) (0.07%)    0.32%    1.44%

Expenses without waivers, reimbursements and earnings credits                  1.90%   1.95%    2.06%   2.38%    2.84%    3.49%

Net investment income without waivers, reimbursements and earnings
 credits                                                                     (0.68%) (0.81%)  (0.72%) (0.71%)  (0.77%)  (0.30%)

Portfolio turnover rate*                                                        257%    161%     149%    183%     170%      186

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista European Fund.
 *  not Annualized

                                                                                                    CLASS B
                                                                         -------------------------------------------------------
                                                                            11/01/00
                                                                             THROUGH        YEAR ENDED OCTOBER 31,     11/03/95**
                                                                             4/30/01   -------------------------------   THROUGH
                                                                         (UNAUDITED)    2000     1999    1998    1997   11/30/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $17.38   $16.18   $14.24  $13.93   $11.93    $9.97
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.09)@  (0.27)@  (0.18)@    0.08     0.04     0.07

     Net gains or losses in securities (both realized and
      unrealized)                                                             (1.61)     1.83     2.26    2.10     2.89     1.96
                                                                              ------  -------  -------  ------   ------   ------
     Total from investment operations                                         (1.70)     1.56     2.06    2.18     2.93     2.03

   Distributions to shareholders from:

     Dividends from net investment income                                         --       --     0.03    0.15     0.08     0.07

     Distributions from capital gains                                           1.69     0.36     0.11    1.72     0.85       --
                                                                              ------  -------  -------  ------   ------   ------
     Total dividends and distributions                                          1.69     0.36     0.14    1.87     0.93     0.07
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.99   $17.38   $16.18  $14.24   $13.93   $11.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (10.35%)    9.40%   14.66%  17.89%   27.25%   20.35%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $14,407  $18,546  $10,038  $9,457   $2,218     $190

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       2.50%    2.49%    2.51%   2.50%    2.51%    2.47%

Net investment income                                                        (1.28%)  (1.35%)  (1.12%) (0.75%)  (0.30%)    0.80%

Expenses without waivers, reimbursements and earnings credits                  2.65%    2.69%    2.83%   2.91%    3.58%    3.83%

Net investment income without waivers, reimbursements and
 earnings credits                                                            (1.43%)  (1.55%)  (1.44%) (1.16%)  (1.37%)  (0.56%)

Portfolio turnover rate*                                                        257%     161%     149%    183%     170%     186%

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Formerly Chase Vista European Fund.
  * not Annualized

                                                                                                            CLASS C
                                                                                              -----------------------------------
                                                                                               11/01/00
                                                                                                THROUGH       YEAR     11/01/98**
                                                                                               04/30/01       ENDED      THROUGH
                                                                                              (UNAUDITED)   10/31/00    10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $13.37      $16.19       $14.24
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                      (0.09)@     (0.26)@      (0.08)@

     Net gains or losses in securities (both realized and unrealized)                            (1.61)        1.80         2.17
                                                                                                -------     -------      -------
     Total from investment operations                                                            (1.70)        1.54         2.09

   Distributions to shareholders from:

     Dividends from net investment income                                                            --          --         0.03

     Distributions from capital gains                                                              1.69        0.36         0.11
                                                                                                -------     -------      -------
     Total dividends and distributions                                                             1.69        0.36         0.14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $13.98      $17.37       $16.19
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                (10.36%)       9.27%       14.73%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                                          $3,766      $4,229       $1,460

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                                          2.50%       2.49%        2.51%

Net investment income                                                                           (1.28%)     (1.33%)      (0.61%)

Expenses without waivers, reimbursements and earnings credits                                     2.65%       2.67%        2.83%

Net investment income without waivers, reimbursements and earnings credits                      (1.43%)     (1.51%)      (0.93%)

Portfolio turnover rate*                                                                           257%        161%         149%

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Formerly Chase Vista European Fund.
  * not Annualized

JPMORGAN FLEMING JAPAN FUND^

                                                                                                  CLASS A
                                                                        -----------------------------------------------------------
                                                                           11/01/00
                                                                            THROUGH         YEAR ENDED OCTOBER 31,        11/02/95*
                                                                            4/30/01    ----------------------------------   THROUGH
                                                                        (UNAUDITED)     2000     1999     1998     1997    11/30/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $6.12      $9.84    $6.41    $9.52    $9.42    $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                  (0.04)@    (0.15)@  (0.07)@     0.27     0.08    (0.08)

     Net gains or losses in securities (both realized and
      unrealized)                                                            (1.06)     (1.57)     3.50   (2.91)     0.24    (0.50)
                                                                            -------    -------  -------   ------    -----    ------
     Total from investment operations                                        (1.10)     (1.72)     3.43   (2.64)     0.32    (0.58)

   Distributions to shareholders from:

     Dividends from net investment income                                        --         --       --     0.26     0.22        --

     Distributions from capital gains                                            --         --       --       --       --        --

     Tax return of capital                                                       --         --       --     0.21       --        --
                                                                            -------    -------  -------   ------    -----    ------
     Total dividends and distributions                                           --         --       --     0.47     0.22        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $7.02      $8.12    $9.84    $6.41    $9.52     $9.42
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            (13.55%)   (17.48%)   53.51% (28.98%)    3.49%   (5.80%)
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $1,977     $2,448   $4,260   $1,770   $5,008    $4,781

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                      1.75%      1.77%    1.74%    1.76%    1.75%     1.75%

Net investment income                                                       (1.18%)    (1.54%)  (0.88%)  (0.56%)  (0.30%)   (0.91%)

Expenses without waivers, reimbursements and earnings credits                 3.15%      5.49%    5.44%    3.79%    2.89%     3.60%

Net investment income without waivers, reimbursements and
 earnings credits reimbursements                                            (2.58%)    (5.26%)  (4.58%)  (2.59%)  (1.44%)   (2.76%)

Portfolio turnover rate*                                                        34%       123%     133%     212%     217%      121%

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista Japan Fund.
 *  not annualized

                                                                                                   CLASS B
                                                                         ---------------------------------------------------------
                                                                             11/1/00
                                                                             THROUGH         YEAR ENDED OCTOBER 31,     11/03/95**
                                                                             4/30/01    -------------------------------   THROUGH
                                                                         (UNAUDITED)     2000     1999    1998    1997   11/30/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $7.93     $9.65    $6.32   $9.42    $9.35   $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.07)@   (0.22)@  (0.13)@    0.23   (0.05)   (0.02)

     Net gains or losses in securities (both realized and
      unrealized)                                                             (1.02)    (1.50)     3.46  (2.90)     0.30   (0.63)
                                                                             -------   -------  -------  ------   ------   ------
     Total from investment operations                                         (1.05)    (1.72)     3.33  (2.67)     0.25   (0.65)

   Distributions to shareholders from:

     Dividends from net investment income                                         --        --       --    0.22     0.18       --

     Distributions from capital gains                                             --        --       --      --       --       --

     Tax return of capital                                                        --        --       --    0.21       --       --
                                                                             -------   -------  -------  ------   ------   ------
     Total dividends and distributions                                            --        --       --    0.43     0.18       --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $6.84     $7.93    $9.65   $6.32    $9.42    $9.35
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (13.75%)  (17.82%)   52.69%(29.53%)    2.72%  (6.50%)
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                         $248      $322   $1,089    $391   $1,893     $162

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       2.44%     2.52%    2.49%   2.51%    2.51%    2.52%

Net investment income                                                        (1.86%)   (2.29%)  (1.67%) (0.97%)  (5.73%)  (0.40%)

Expenses without waivers, reimbursements and earnings credits                  3.90%     6.14%    6.19%   4.52%    3.66%    4.00%

Net investment income without waivers, reimbursements and
 earnings credits                                                            (3.32%)   (5.91%)  (5.37%) (2.98%)  (6.88%)  (1.88%)

Portfolio turnover rate*                                                         34%      123%     133%    212%     217%     121%

 ** Commencement of offering of class of shares.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista Japan Fund.
 *  not annualized

HOW TO REACH US


MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      -C- 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                     RH-INTL-701

                                        PROSPECTUS SEPTEMBER      2001
                                        SUBJECT TO COMPLETION JULY 27 2001





JPMORGAN INTERNATIONAL EQUITY FUNDS

INSTITUTIONAL CLASS SHARES



FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                        [LOGO]JPMORGAN FLEMING
                                                              Asset Management

[SIDENOTE]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

Fleming International Opportunities Fund            1

Fleming European Fund                               7

Fleming International Equity Fund                  15

Fleming Emerging Markets Equity Fund               21

The Funds' Management and Administration           27

How Your Account Works                             30

About Sales Charges

Buying Fund Shares                                 30

Selling Fund Shares                                30

Exchanging Fund Shares                             31

Other Information Concerning the Funds             31

Distributions and Taxes                            32

Shareholder Services

Financial Highlights of the Funds                  38

How To Reach Us                            Back cover

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (34-35).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., (JPMIM) employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 (-11.86%)

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]


1998        3.83%
1999       39.90%
2000      -16.21%

BEST QUARTER      22.09%

                 4th quarter, 1998

WORST QUARTER     -21.34%

                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                                        PAST 1 YR.  LIFE OF FUND
--------------------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND (AFTER EXPENSES)                       -16.21      5.84
--------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES) -15.09      7.06
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 11/30.

(2) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%)
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                          0.60
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                           NONE
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                 0.10
--------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                        0.31
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                 1.01
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE

 REIMBURSEMENT(4)                                         0.09
--------------------------------------------------------------------------------
 NET EXPENSES(4)                                          0.92
--------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.92% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the institutional class with the cost of investing in other mutual Funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the institutional class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5YEARS      10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $94        $293        $530        $1,210
--------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages ____.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investor Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's advisers seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or

BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. Prior to the date of this Prospectus, this fund did not have institutional class shares. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

YTD RETURN WAS (16.85)

[CHART]


1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%

BEST QUARTER                33.36%

                4th quarter, 1999

WORST QUARTER              -16.97%

                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)

For the periods ending December 31, 2000(1)

                                                                  SINCE INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS  (11/2/95)
--------------------------------------------------------------------------------
 CLASS A (AT NAV)                       -19.64        16.86         16.69
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX                       -8.14        15.75         15.05
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX             -2.58        17.87         17.46
--------------------------------------------------------------------------------

THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. INSTITUTIONAL CLASS SHARES DO NOT HAVE A SALES
LOAD.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                          0.65%
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                           NONE
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                 0.10%
--------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                        0.45%
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                     1.20%
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE

 REIMBURSEMENT(4)                                         0.20%
--------------------------------------------------------------------------------
 NET EXPENSES(4)                                          1.00%
--------------------------------------------------------------------------------

(3)  THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the institutional class with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- Net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the institutional class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $102       $318        $599        $1,398
--------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (34-35).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., (JPMIM) employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]


1991       10.58%
1992      -10.77%
1993       24.52%
1994        6.00%
1995        7.96%
1996        8.48%
1997        1.46%
1998       13.62%
1999       30.22%
2000      -17.75%

BEST QUARTER               30.22%

                 4th quarter, 1999

WORST QUARTER             -17.75%

                 4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                                 -17.75       6.02           5.19
--------------------------------------------------------------------------------------------
 EAFE INDEX (NO EXPENSES)                         -14.17       7.13           6.29
--------------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, A SEPARATE FEEDER FUND INVESTING IN THE SAME MASTER PORTFOLIO.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ASSETS)

------------------------------------------------------------------------------
 MANAGEMENT FEES                                                       0.65
------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                              0.10
------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                                     0.30
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.05
------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSES(4)                                            0.10
------------------------------------------------------------------------------
 NET EXPENSES(4)                                                       0.95
------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $97        $303        $549        $1,254
--------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (34-35).

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)
THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%

[CHART]

1994         -7.19%
1995         -9.68%
1996         -8.84%
1997         -7.71%
1998         -30.33%
1999         -59.40%
2000         -30.23%

BEST QUARTER           25.88%
            4th quarter, 1999

WORST QUARTER         -23.56%
            2nd quarter, 1998






AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YEAR         PAST 5 YEARS      LIFE OF FUND
FLEMING EMERGING
MARKETS EQUITY (AFTER EXPENSES)                   -30.23             -4.89              -3.98
MSCI EMERGING MARKETS EQUITY FREE
(NO EXPENSES)                                     -30.61             -4.17              -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ASSETS)

  MANAGEMENT FEES                                1.00
  DISTRIBUTION (RULE 12b-1) FEES                 NONE
  SHAREHOLDER SERVICE FEES                       0.10
  OTHER EXPENSES(3)                              0.55
  TOTAL OPERATING EXPENSES                       1.65
  FEE WAIVER AND EXPENSE REIMBURSEMENT(4)        0.20
  NET EXPENSES(4)                                1.45

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                       1 YEAR          3 YEARS         5 YEARS          10 YEARS
  YOUR COST                            $148            $459            $837             $1,901


(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming International Opportunities Fund, Fleming International Equity Fund and Fleming Emerging Market Equity Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Market Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management, Inc (USA) (`JPMFAM (USA)") is the investment adviser for the Fleming European Fleming European Fund. JPMFAM
(USA) is a wholly owned subsidiary of the Chase Manhattan Bank (Chase). Chase provides the Funds with investment advice and supervision. JPMFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Chase Fleming Asset Management (London) Limited (CFAM) London is the subadviser to the Funds. It makes the day to day investment decisions for the Fleming European Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is a wholly owned subsidiary of Chase. CFAM London is located at Colvie House, 32 Curzon Street, London W1Y8AL.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average net assets.

                             FISCAL
       FUND                  YEAR END        %
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND            10/31      0.30%

 FLEMING EUROPEAN FUND          4/30      0.30%

 FLEMING INTERNATIONAL
 EQUITY FUND                    5/31      0.40%

 FLEMING EMERGING MARKET
 EQUITY FUND                   11/30      0.60%


PORTFOLIO MANAGERS
FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J. P. Morgan since 1984 and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking Group. He was appointed a Portfolio Manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund Manager in the European Equity Group. Prior to that he worked as a Fund Manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services.

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class held by investors by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fleming International Opportunities, Fleming European Fund, Fleming International Equity Fund and Fleming Emerging Markets Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Fleming International Opportunities Fund, Fleming European Fund, Fleming International Equity Fund and the Fleming Emerging Fund generally distributes any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming European Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fleming European Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help it manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS           -  Stocks have generally outperformed       -  Under normal circumstances the Fund
                                                 more stable investments (such as            plans to remain fully invested, with
-  The Fund's share price and                    bonds and cash equivalents) over the        at least 65% in stocks; stock
   performance will fluctuate in                 long term                                   investments may include convertible
   response to stock and bond market                                                         securities, preferred stocks,
   movements                                  -  Foreign investments, which represent        depository receipts (such as ADRs and
                                                 a major portion of the world's              EDRs), trust or partnership
-  The value of most bonds will fall             securities, offer attractive                interests, warrants, rights, and
   when interest rates rise; the longer          potential performance and                   investment company securities
   a bond's maturity and the lower its           opportunities for diversification
   credit quality, the more its value                                                     -  The Fund seeks to limit risk and
   typically falls                            -  Most bonds will rise in value when          enhance performance through active
                                                 interest rates fall                         management, country allocation and
-  The Fund could lose money because of                                                      diversification
   foreign government actions, political      -  Foreign bonds, which represent a
   instability, or lack of adequate              major portion of the world's fixed       -  During severe market downturns, the
   and/or accurate information                   income securities, offer attractive         Fund has the option of investing up
                                                 potential performance and                   to 100% of assets in investment-grade
-  Investment risks tend to be higher in         opportunities for diversification           short-term securities
   emerging markets. These markets also
   present higher liquidity and               -  Emerging markets can offer higher
   valuation risks                               returns

-  Adverse market conditions may from
   time to time cause the fund to take
   temporary defensive positions that
   are inconsistent with its principal
   investment strategies and may hinder
   the fund from achieving its
   investment objective

MANAGEMENT CHOICES

-  The Fund could underperform its            -  The Fund could outperform its            -  The adviser focuses its active
   benchmark due to its securities               benchmark due to these same choices         management on securities selection,
   choices and other management                                                              the area where it believes its
   decisions                                                                                 commitment to research can most
                                                                                             enhance returns

FOREIGN CURRENCIES

-  Currency exchange rate movements           -  Favorable exchange rate movements        -  Except as noted earlier in this
   could reduce gains or create losses           could generate gains or reduce losses       prospectus, the Fund manages the
                                                                                             currency exposure of its foreign
-  Currency risks tend to be higher in                                                       investments relative to its benchmark
   emerging markets; these markets also                                                      and may hedge a portion of its
   present higher liquidity and                                                              foreign currency exposure into the
   valuation risks                                                                           U.S. dollar from time to time (see
                                                                                             also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-  When the Fund buys securities before       -  The Fund can take advantage of           -  The Fund uses segregated accounts to
   issue or for delayed delivery, it             attractive transaction opportunities        offset leverage risk
   could be exposed to leverage risk if
   it does not use segregated accounts

POTENTIAL RISKS                               POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,      -  Hedges that correlate well with          -  The Fund uses derivatives, such as
   swaps, and forward foreign currency           underlying positions can reduce or          futures, options, swaps, and forward
   contracts(1) that are used for                eliminate losses at low cost                foreign currency contracts, for
   hedging the portfolio or specific                                                         hedging and for risk management
   securities may not fully offset the        -  The Fund could make money and protect       (i.e., to establish or adjust
   underlying positions and this could           against losses if the investment            exposure to particular securities,
   result in losses to the Fund that             analysis proves correct                     markets or currencies); risk
   would not have otherwise occurred                                                         management may include management of
                                              -  Derivatives that involve leverage           the Fund's exposure relative to its
-  Derivatives used for risk management          could generate substantial gains at         benchmark
   may not have the intended effects and         low cost
   may result in losses or missed                                                         -  The Fund only establishes hedges that
   opportunities                                                                             it expects will be highly correlated
                                                                                             with underlying positions
-  The counterparty to a derivatives
   contract could default                                                                 -  The Fund may use derivatives to
                                                                                             increase income or gain.
-  Derivatives that involve leverage
   could magnify losses                                                                   -  While the Fund may use derivatives
                                                                                             that incidentally involve leverage,
-  Certain types of derivatives involve                                                      it does not use them for the specific
   costs to the Fund which can reduce                                                        purpose of leveraging its portfolio
   returns

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment.

SECURITIES LENDING

-  When the Fund lends a security, there      -  The Fund may enhance income through      -  The adviser maintains a list of
   is a risk that the loaned securities          the investment of the collateral            approved borrowers
   may not be returned if the borrower           received from the borrower
   defaults                                                                               -  The Fund receives collateral equal to
                                                                                             at least 100% of the current value of
-  The collateral will be subject to the                                                     securities loaned
   risks of the securities in which it
   is invested                                                                            -  The lending agents indemnify the Fund
                                                                                             against borrower default

                                                                                          -  The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses

                                                                                          -  Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty             -  These holdings may offer more            -  The Fund may not invest more than 15%
   valuing these holdings precisely              attractive yields or potential growth       of net assets in illiquid holdings
                                                 than comparable widely traded
-  The Fund could be unable to sell              securities                               -  To maintain adequate liquidity, the
   these holdings at the time or price                                                       Fund may hold investment-grade
   it desired                                                                                short-term securities (including
                                                                                             repurchase agreements and reverse
                                                                                             repurchase agreements) and, for
                                                                                             temporary or extraordinary purposes,
                                                                                             may borrow from banks up to 33 1/3%
                                                                                             of the value of its total assets

SHORT-TERM TRADING

-  Increased trading could raise the          -  The Fund could realize gains in a        -  The Fund generally avoids short-term
   fund's brokerage and related costs            short period of time                        trading, except to take advantage of
                                                                                             attractive or unexpected
-  Increased short-term capital gains         -  The Fund could protect against losses       opportunities or to meet demands
   distributions could raise                     if a stock is overvalued and its            generated by shareholder activity.
   shareholders' income tax liability            value later falls

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^

                                                                                              INSTITUTIONAL CLASS
                                                                       -------------------------------------------------------------
                                                                         12/1/00
                                                                         THROUGH              YEAR ENDED NOVEMBER 30,    1/26/97*
                                                                         5/31/01      -------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED)      2000         1999       1998     11/30/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.39      $12.92       $10.11      $9.94      $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income                                                     0.06        0.08         0.25       0.22        0.07

   Net gains or losses in securities (both realized and unrealized)        (0.66)      (1.42)         2.88       0.05      (0.13)
                                                                           ------      ------         ----       ----      ------
   Total from investment operations                                        (0.60)      (1.34)         3.13       0.27      (0.06)

Distributions to shareholders from:

   Dividends from net investment income                                      0.11        0.19         0.32       0.10          --

   Distributions from capital gains                                          0.23          --           --         --          --
                                                                           ------      ------         ----       ----      ------
   Total dividends and distributions                                         0.34        0.19         0.32       0.10          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.45      $11.39       $12.92     $10.11       $9.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (6.30%)    (10.55%)       31.87%      2.69%    (0.60%)(1)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $264,259    $461,016     $370,268   $323,918    $211,229
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                    0.92%       0.91%        0.94%      0.99%      0.99%(2)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       1.72%       0.84%        0.76%      1.13%      1.35%(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and including Interest Expense                     0.92%       0.91%        0.95%      1.02%      1.17%(2)
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                               --       0.01%          --         --         --
------------------------------------------------------------------------------------------------------------------------------------

  *   Commencement of operations
  (1) Not annualized
  #   Short periods have been annualized
  ^   Formerly J.P. Morgan Institutional International Opportunities Fund
  (2) Annualized

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND^

                                                                                             INSTITUTIONAL CLASS
                                                                 ---------------------------------------------------------------
                                                                    11/01/00
                                                                     THROUGH                   YEAR ENDED OCTOBER 31,
                                                                    04/30/01   -------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                 (UNAUDITED)       2000       1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.28     $13.56     $11.21    $11.39    $11.43    $10.44
--------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment income                                          0.03       0.05       0.19      0.32      0.17      0.17
         Net gains or losses in securities
           (both realized and unrealized)                             (1.12)     (0.66)       2.51      0.20      0.24      1.12
                                                                    --------   --------   --------  --------  --------  --------
         Total from investment operations                             (1.09)     (0.61)       2.70      0.52      0.41      1.29
     Distributions to shareholders from:
         Dividends from net investment income                             --       0.16       0.35      0.35      0.25      0.24
         Distributions from capital gains                               1.05       0.51         --      0.35      0.20      0.06
                                                                    --------   --------   --------  --------  --------  --------
         Total dividends and distributions                              1.05       0.67       0.35      0.70      0.45      0.30
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.14     $12.28     $13.56    $11.21    $11.39    $11.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (9.45%)    (5.16%)     24.70%     4.95%     3.71%    12.54%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $270,990   $432,785   $471,195  $366,991  $614,659  $726,864
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS#:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                               0.94%      0.95%      0.95%     0.97%     0.93%     0.95%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  0.56%      0.50%      0.81%     0.92%     1.32%     1.24%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                        0.94%      0.95%      0.95%     0.97%     0.93%     0.96%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                           0.56%      0.50%      0.81%     0.92%     1.32%     1.23%
--------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                          --         --         --     0.01%        --        --
--------------------------------------------------------------------------------------------------------------------------------

^    Formerly J.P. Morgan Institutional International Equity Fund
(1) Total return figures do not include the effect of any front-end or defered sales load.
#    Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

                                                                                                INSTITUTIONAL
                                                                           ---------------------------------------------------------
                                                                           11/01/00                     YEAR ENDED
                                                                            THROUGH  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                           04/30/01  10/31/00  10/31/99  10/31/98  10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $6.68     $7.22     $5.91     $9.86    $10.27    $9.71
------------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment income                                                 0.01      0.02      0.14   0.14(1)      0.11     0.08
         Net gains or losses in investments (both realized and unrealized)   (0.45)    (0.50)      1.68    (3.44)    (0.43)     0.56
                                                                           --------  --------  --------  --------  --------  -------
         Total from investment operations                                    (0.44)    (0.48)      1.82    (3.30)    (0.32)     0.64
     Distributions to shareholders from:
         Dividends from net investment income                                  0.01      0.06      0.51      0.13      0.09     0.08
         Distributions from capital gains                                        --        --        --      0.52        --       --
                                                                           --------  --------  --------  --------  --------  -------
         Total dividends and distributions                                     0.01      0.06      0.51      0.65      0.09     0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $6.23     $6.68     $7.22     $5.91     $9.86   $10.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (6.65%)   (6.88%)    33.76%  (35.50%)   (3.15%)    6.64%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $81,769  $110,711  $131,046  $120,402  $306,381 $293,594
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      1.45%     1.45%     1.42%     1.46%     1.37%    1.41%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         1.40%     0.46%     0.99%     1.43%     0.95%    0.96%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                               1.66%     1.55%     1.52%     1.54%     1.37%    1.41%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                  1.20%     0.36%     0.89%     1.35%     0.95%    0.96%
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                                 --     --(a)     0.02%     0.04%       --       --
------------------------------------------------------------------------------------------------------------------------------------

(1) Based on amounts prior to Statement of Position 93-2 Adjustments.
#   Short periods have been annualized.
(a) less than 0.005%.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN FUNDS SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                     RH-INTL-701

                                                   PROSPECTUS SEPTEMBER __, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

BALANCED FUND
CAPITAL GROWTH FUND
CORE EQUITY FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

rhp-6894


[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Balanced Fund                                        1
Capital Growth Fund                                  6
Core Equity Fund                                    11
Disciplined Equity Fund                             15
Diversified Fund                                    19
Dynamic Small Cap Fund                              24
Equity Growth Fund                                  28
Equity Income Fund                                  32
Growth and Income Fund                              36
Mid Cap Value Fund                                  41
Small Cap Equity Fund                               46
Small Cap Growth Fund                               51
U.S. Equity Fund                                    56
U.S. Small Company Fund                             60
U.S. Small Company Opportunities Fund               64
The Funds' Management and Administration            68
How Your Account Works                              72
    Buying Fund Shares                              72
    Selling Fund Shares                             73
    Other Information Concerning the Funds          74
    Distributions and Taxes                         74
Risk and Reward Elements                            80
Financial Highlights                                82
How To Reach Us                             Back cover

JPMorgan BALANCED FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT
A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

                             YEAR-BY-YEAR RETURNS(1,2)
                                    1991                     24.16%
                                    1992                      5.32%
                                    1993                      6.01%
                                    1994                     -2.27%
                                    1995                     23.83%
                                    1996                     11.31%
                                    1997                     23.67%
                                    1998                     25.15%
                                    1999                     14.23%
                                    2000                     -2.55%

THE FUND'S YEAR-TO-DATE TOTAL       BEST QUARTER             13.34%
RETURN AS OF 6/30/01 WAS -4.98%.                  4th quarter, 1998

                                    WORST QUARTER            -4.84%
                                                  4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for the period ended December 31, 2000(1,3)

                                           PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
BALANCED FUND (AFTER EXPENSES)             -2.55       13.91        12.40
S&P 500 INDEX (NO EXPENSES)                -9.10       18.33        17.44
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)    11.85        6.24         8.00
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)  11.63        6.46         7.96
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)   2.39       11.80        12.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.
(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

INVESTOR EXPENSES FOR SELECT SHARES
The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.50%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.31%
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.06)%
-------------------------------------------------------------------------------
NET EXPENSES(4)                                                          1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  your investment has a 5% return each year

-  net expenses for one year and total operating expenses thereafter, and

-  all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                        1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)           $102     $331     $579     $1,289

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

           JPMORGAN         CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN

RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES X - X.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Class Shares, which will be renamed "Select" Class Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                         PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
 CAPITAL GROWTH FUND (AFTER EXPENSES)       14.60        16.23         19.49
 S&P MIDCAP 400 INDEX (NO EXPENSES)         17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                         6.26        16.17         17.94


(1) THE FUND COMMENCED OPERATIONS ON 1/24/96. FOR THE PERIOD 1/1/91 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.


YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991         70.74%
           1992         12.95%
           1993         20.17%
           1994         -1.31%
           1995         22.24%
           1996         24.64%
           1997         23.88%
           1998          5.93%
           1999         13.23%
           2000         14.60%


BEST QUARTER                  26.78%

            1st quarter, 1991

WORST QUARTER                -19.49%

            3rd quarter, 1998



INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


 MANAGEMENT FEES                                                 0.40%
 DISTRIBUTION (RULE 12B-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                        0.25%
 OTHER EXPENSES(3)                                               0.41%
 TOTAL OPERATING EXPENSES                                        1.06%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                        (0.13)
 NET EXPENSES(4)                                                 0.93%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  $95        $324        $572        $1,282

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                   LIFE
                                      PAST 1 YR.    PAST 5 YRS.   OF FUND
CORE EQUITY FUND (AFTER EXPENSES)      -11.99         18.46         15.39
S&P 500 INDEX (NO EXPENSES)             -9.10         18.33         17.11
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                           -7.37         16.79         15.34


(1) THE FUND COMMENCED OPERATIONS ON 4/1/93.

(2) THE FUND'S FISCAL YEAR END IS 12/31.


YEAR-BY-YEAR RETURNS(1,2)

           1994         -4.03%
           1995         25.53%
           1996         22.54%
           1997         33.33%
           1998         30.95%
           1999         23.89%
           2000        -11.99%


BEST QUARTER                  22.97%
                 4th quarter, 1998
WORST QUARTER                -11.00%
                 4th quarter, 2000

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                        0.50%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                               0.25%
OTHER EXPENSES(3)                                                      0.30%

TOTAL OPERATING EXPENSES                                               1.05%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                               (0.05)%

NET EXPENSES(4)                                                        1.00%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.


                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $102     $329     $575    $1,278


(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         32.35%
           1999         18.32%
           2000        -10.87%

BEST QUARTER      22.85%
       4th quarter, 1998

WORST QUARTER    -9.91%
      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.   LIFE OF FUND
DISCIPLINED EQUITY FUND
(AFTER EXPENSES)                                    -10.87        15.45

S&P500 INDEX (NO EXPENSES)                          -9.11         15.79

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 1/31/97. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.35%
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
TOTAL OPERATING EXPENSES                                                0.84%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.09)%
NET EXPENSES(4)                                                         0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.    3 YRS.   5 YRS.   10YRS.
YOUR COST ($)     $77      $240     $438    $1,011

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium-and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and smallcapitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1994         0.93%
           1995        26.84%
           1996        13.68%
           1997        18.89%
           1998        18.60%
           1999        14.23%
           2000        -3.97%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

BEST QUARTER      13.48%
       4th quarter, 1998

WORST QUARTER     -6.13%
       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                    PAST 1 YR.   PAST 5 YRS.   LIFE OF FUND
DIVERSIFIED FUND (AFTER EXPENSES)     -3.97         11.95         12.11
FUND BENCHMARK (NO EXPENSES)          -2.30         13.06         12.87
S&P 500 INDEX (NO EXPENSES)           -9.11         18.33         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE
    OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 9/30/93. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT
ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                             0.55%
DISTRIBUTION (RULE 12B-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25%
OTHER EXPENSES(3)                           0.26%
                                            -----
TOTAL OPERATING EXPENSES                    1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)    (0.08)%
                                            -----
NET EXPENSES(4)                             0.98%
                                            -----

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $100     $312     $560    $1,271

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
    YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES.

JPMORGAN DYNAMIC SMALL CAP FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1998         13.46%
1999         30.19%
2000         11.91%

BEST QUARTER            24.06%
4th quarter, 1999
WORST QUARTER          -18.98%
3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                  LIFE
                                                    PAST 1 YR.    OF FUND
DYNAMIC SMALL CAP FUND (AFTER EXPENSES)                11.91    24.50
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)       0.57    11.87
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -8.25    15.85

(1) THE FUND COMMENCED OPERATIONS ON 4/5/99. FOR THE PERIOD 1/1/98 THROUGH 4/5/99, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                   0.65%
DISTRIBUTION (RULE 12B-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                          0.25%
OTHER EXPENSES(3)                                 1.45%
TOTAL OPERATING EXPENSES                          2.35%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)          (1.25)%
NET EXPENSES(4)                                   1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                           1 YR.    3 YRS.    5 YRS.    10 YRS.
YOUR COST ($)              $112     $614     $1,142     $2,590

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

(5)  GROSS EXPENSES HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR END.

JPMORGAN EQUITY GROWTH FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-  market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.56%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1991         31.69%
1992          6.43%
1993          2.48%
1994         -0.90%
1995         25.78%
1996         20.52%
1997         37.20%
1998         41.38%
1999         31.85%
2000        -23.65%

BEST QUARTER              27.40%
   4th quarter, 1998

WORST QUARTER            -17.83%
   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY GROWTH FUND (AFTER EXPENSES)               -23.65       18.67        15.47
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)          -22.08       19.16        17.60
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES) -19.68       17.85        17.32

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                  0.50%
DISTRIBUTION (RULE 12B-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                         0.25%
OTHER EXPENSES(3)                                0.27%
TOTAL OPERATING EXPENSES                         1.02%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)         (0.02)%
NET EXPENSES(4)                                  1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                                          1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)                              $102    $323     $561    $1,246

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS(1,2)
                                      1991                  22.10%
                                      1992                   5.61%
                                      1993                  12.34%
                                      1994                  -3.37%
                                      1995                  33.72%
                                      1996                  17.87%
                                      1997                  31.05%
                                      1998                  26.20%
                                      1999                  13.06%
                                      2000                  -3.85%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.78%.

     BEST QUARTER          18.89%
                4th quarter, 1998

          WORST QUARTER    -8.07%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY INCOME FUND (AFTER EXPENSES)  -3.85       16.21       14.77
S&P 500 INDEX (NO EXPENSES)          -9.10       18.33       17.44
EQUITY INCOME (NO EXPENSES)           7.46       13.42       14.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.40%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  0.25%
OTHER EXPENSES(3)                         0.38%
-----------------------------------------------
TOTAL OPERATING EXPENSES                  1.03%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)   0.13%
-----------------------------------------------
NET EXPENSES(4)                           0.90%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
YOUR COST ($)                   $92        $315        $556        $1,248

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1991         59.13%
           1992         15.06%
           1993         12.99%
           1994         -3.41%
           1995         27.55%
           1996         19.86%
           1997         30.07%
           1998         14.50%
           1999          8.52%
           2000          0.86%

BEST QUARTER      33.98%
       1st quarter, 1991

WORST QUARTER     -12.11%
        3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.    PAST 5 YRS.     PAST 10 YRS.
GROWTH AND INCOME FUND (AFTER EXPENSES)              0.86         14.33          17.41
S&P 500/ BARRA VALUE INDEX (NO EXPENSES)             6.08         16.81          16.88
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74          16.12

(1) THE FUND COMMENCED OPERATIONS ON 9/22/87. FOR THE PERIOD 9/22/87 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                      0.40%
DISTRIBUTION (RULE 12B-1) FEES                       NONE
SHAREHOLDER SERVICE FEES                             0.25%
OTHER EXPENSES(3)                                    0.28%
                                                    ------
TOTAL OPERATING EXPENSES                             0.93%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)              0.03%
                                                    ------
NET EXPENSES(4)                                      0.90%
                                                    ------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $92      $293     $512    $1,140

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         19.77%
           1999         13.87%
           2000         35.28%


BEST QUARTER                 17.96%
  4th quarter (calendar year), 1998

WORST QUARTER               -11.06%
  3rd quarter (calendar year), 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YR.   LIFE OF FUND
MID CAP VALUE FUND (AFTER EXPENSES)                   35.28         23.45
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)       27.84         13.34
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)             19.18          9.87

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.70%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  NONE
OTHER EXPENSES(3)                         1.10%
                                         -------
TOTAL OPERATING EXPENSES                  1.80%
FEE WAIVER/EXPENSE REIMBURSEMENT(4)      (0.80)%
                                         -------
NET EXPENSES(4)                           1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.     3 YRS.    5 YRS.   10 YRS.
YOUR COST ($)     $102      $488      $900     $2,050

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
 - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
 - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
 - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1995         54.04%
           1996         29.18%
           1997         18.15%
           1998          3.71%
           1999         14.37%
           2000         14.80%

BEST QUARTER            19.51%
            4th quarter, 1998
WORST QUARTER          -21.04%
            3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.   PAST 5 YRS.  LIFE OF FUND
SMALL CAP EQUITY FUND (AFTER EXPENSES)      14.80        15.76        22.04
S&P SMALLCAP 600 INDEX (NO EXPENSES)        11.80        13.57        16.15
SMALL-CAP CORE (NO EXPENSES)                 6.93        12.44        15.28

(1) THE FUND COMMENCED OPERATIONS ON 5/7/96. FOR THE PERIOD 1/1/95 THROUGH 5/6/96, RETURNS REFLECT PERFORMANCE OF THE FUND'S CLASS A SHARES.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                         0.65%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.23%
TOTAL OPERATING EXPENSES                                                 1.13%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.25)%
NET EXPENSES(4)                                                          0.88%

EXPENSE EXAMPLE(4) The example is intended to help you compare the cost of investing in the Select Shares of Fund with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment
- 5% return each year
- net expenses for one year and total operating expenses thereafter, and
- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $90      $334     $598    $1,352

(3)  "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

                       1998         14.86%
                       1999         46.54%
                       2000         -7.79%

BEST QUARTER                        23.59%
        4th quarter (calendar year), 1998
WORST QUARTER                      -18.29%
        3rd quarter (calendar year), 1998


AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                     PAST 1 YR.   LIFE OF FUND

SMALL CAP GROWTH FUND (AFTER EXPENSES)                  -7.79       15.82
RUSSELL 2000 INDEX (NO EXPENSES)                        -3.02        4.80
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                -22.43        3.02


(1) THE FUND COMMENCED OPERATIONS ON 11/4/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.
(2)  THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.80%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 NONE
OTHER EXPENSES(3)                                                        1.20%
TOTAL OPERATING EXPENSES                                                 2.00%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.90)%
NET EXPENSES(4)                                                          1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-        $10,000 initial investment
-        5% return each year
-        net expenses for one year and total operating expenses thereafter, and
-        all shares sold at the end of each time period

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                              1 YR.      3 YRS.      5 YRS.       10 YRS.
YOUR COST ($)                 $112       $540        $995        $2,255

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:
- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY
  A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)
[CHART]
           1991                 34.12%
           1992                  8.73%
           1993                 11.06%
           1994                 -0.32%
           1995                 32.83%
           1996                 21.22%
           1997                 28.58%
           1998                 24.79%
           1999                 14.88%
           2000                 -6.37%


BEST QUARTER                    21.46%
                    4th quarter, 1998
WORST QUARTER                  -17.97%
                    3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                           PAST 1 YR. PAST 5 YRS.  PAST 10 YRS.
U.S. EQUITY FUND (AFTER EXPENSES)             -6.37      15.91       16.19
S&P 500 INDEX (NO EXPENSES)                   -9.11      18.33       17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 10/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE THE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.40%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.89%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.10)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         0.79%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $81      $252     $462    $1,067

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%


[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1991         59.59%
           1992         18.98%
           1993          8.59%
           1994         -5.81%
           1995         31.88%
           1996         20.84%
           1997         22.70%
           1998         -5.28%
           1999         44.30%
           2000         -9.59%


BEST QUARTER            34.75%
            4th quarter, 1999
WORST QUARTER          -21.61%
            3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                      PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
U.S. SMALL COMPANY FUND
(AFTER EXPENSES)                         -9.59      12.87         16.72
RUSSELL 2000 INDEX (NO EXPENSES)         -3.02      10.31         15.53

  (1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 12/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

  (2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                               0.60%
DISTRIBUTION (RULE 12B-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25%
OTHER EXPENSES(3)                                             0.24%
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.09%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                      (0.08)%
--------------------------------------------------------------------
NET EXPENSES(4)                                               1.01%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $103     $322     $576    $1,306

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and Institutional Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1998         5.21%
           1999        61.63%
           2000       -21.63%

BEST QUARTER           42.58%
           4th quarter, 1999
WORST QUARTER    -24.30%
           4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)
                                                   PAST 1 YR.   LIFE OF FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND
(AFTER EXPENSES)                                     -21.63         13.02
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)               22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.60%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       O.25%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.10%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.08)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         1.02%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $104     $325     $582    $1,317

(3) "OTHER EXPENSES" ARE BASED ON AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE
     EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

             THE FUNDS' MANAGEMENT AND ADMINSTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity,Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

[CHART]

                                        FISCAL
FUND                                   YEAR END               %
BALANCED FUND                          5/30                   0.50%
CAPITAL GROWTH FUND                   10/31                   0.40%
CORE EQUITY FUND                      10/31                   0.50%
DISCIPLINED EQUITY FUND                5/30                   0.35%
DIVERSIFIED FUND                       6/30                   0.55%
DYNAMIC SMALL CAP FUND                 9/30                   0.65%
EQUITY GROWTH FUND                    12/31                   0.50%
EQUITY INCOME FUND                    12/31                   0.40%
GROWTH AND INCOME FUND                10/31                   0.40%
MID CAP VALUE FUND                     9/30                   0.70%
SMALL CAP EQUITY FUND                 10/31                   0.65%
SMALL CAP GROWTH FUND                 10/31                   0.80%
U.S. EQUITY FUND                       5/30                   0.40%
U.S. SMALL COMPANY FUND                5/30                   0.60%
U.S. SMALL COMPANY
 OPPORTUNITIES FUND                    5/30                   0.55%


PORTFOLIO MANAGERS

BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio.
______________________________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999.

Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Timothy J. Devlin, vice president, and Ralph Zingune. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. [Bio for Ralph Zingune]

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND

Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND

Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds with a minimum investment of $2,500 and there are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
210 West 10th Street, 8th floor
Kansas City, MO 64105

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund distribute any net investment income at least monthly. The Select Mid-Cap Equity Fund and Select Small Cap Equity Fund distribute any net investment income at least quarterly. The U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used



                                                                CAPITAL   CORE     DISCIPLINED               DYNAMIC    EQUITY
PRINCIPAL TYPES OF RISK                               BALANCED  GROWTH   EQUITY      EQUITY     DIVERSIFIED  SMALL CAP  GROWTH
------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, liquidity, political                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |

credit, environmental, extension, interest rate,
liquidity, market, natural event, political,
prepayment, valuation                                     | |       | |      | |        | |         | |         | |       | |

credit, currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|       | |      | |        | |         |X|         | |       | |

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|(1)    | |      | |        | |         |X|(1)      | |       | |

credit, currency, extension, interest rate, liquidity,
political, prepayment                                     |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, liquidity, market, valuation       |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       | |      | |        | |(1)      | |(1)      | |       | |

credit, currency, interest rate, market, political        |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, leverage, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, market, natural event, political   | |       | |      | |        | |         | |         | |       | |

interest rate                                             |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used


                                           EQUITY  GROWTH AND  MID CAP  SMALL CAP  SMALL CAP   U.S.   U.S. SMALL  U.S. SMALL COMPANY
PRINCIPAL TYPES OF RISK                    INCOME    INCOME     VALUE     EQUITY     GROWTH   EQUITY    COMPANY      OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------

credit, interest rate, market,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, liquidity, political       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,             | |       | |      | |        | |         | |         | |       | |            | |
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, environmental, extension,
interest rate, liquidity, market,
natural event, political, prepayment,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, leverage, liquidity, market,
political, prepayment                        | |       | |      | |        | |         | |         | |       | |            | |

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, liquidity, political, prepayment       | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, liquidity, market,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation         |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate, market,
political                                    | |       | |      | |        | |         | |         | |(1)    | |(1)         | |(1)

credit, currency, interest rate, leverage,
market, political                            | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, market, natural
event, political                             | |       | |      | |        | |         | |         | |       | |            | |

interest rate                                | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before      - The Funds can take advantage of         - The Funds segregates liquid assets to offset
  issue or for delayed delivery, it         attractive transaction opportunities      leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading would raise a         - The Funds could realize gains in a      - The Funds generally avoid short-term trading,
  Fund's brokerage and related costs        short period of time                      except to take advantage of attractive or
- Increased short-term capital gains      - The Funds could protect against           unexpected opportunities or to meet demands
  distributions would raise                 losses if a stock is overvalued and       generated by shareholder activity
  shareholders' income tax liability        its value later falls

DERIVATIVES
- Derivatives such as futures,            - Hedges that correlate well with         - The Funds use derivatives, such as futures,
  options, swaps, and forward foreign       underlying positions can reduce or        options, swaps and forward foreign currency
  currency contracts(1) that are used       eliminate losses at low cost              contracts, for hedging and for risk management
  for hedging the portfolio or            - The Funds could make money and            (i.e., to adjust duration or yield curve
  specific securities may not fully         protect against losses if                 exposure, or to establish or adjust exposure
  offset the underlying positions and       management's analysis proves correct      to particular securities, markets or
  this could result in losses to a        - Derivatives that involve leverage         currencies); risk management may include
  Fund that would not have otherwise        could generate substantial gains at       management of a Fund's exposure relative to
  occurred                                  low cost                                  its benchmark. Certain Funds may also use
- Derivatives used for risk management                                                derivatives to increase the Fund's gain
  or to increase the Fund's gain may                                                - A Fund only establishes hedges that it expects
  not have the intended effects and                                                   will be highly correlated with underlying
  may result in losses or missed                                                      positions
  opportunities                                                                     - While the Funds may use derivatives that
- The counterparty to a derivatives                                                   incidentally involve leverage, they do not use
  contract could default                                                              them for the specific purpose of leveraging
- Derivatives that involve leverage                                                   their portfolio
  could magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

SECURITIES LENDING
- When a Fund lends a security, there     - The Funds may enhance income through    - Each adviser maintains a list of approved
  is a risk that the loaned securities      the investment of the collateral          borrowers
  may not be returned if the borrower       received from the borrower              - The Funds receive collateral equal to at least
  or the lending agent defaults                                                       100% of the current value of the securities
- The collateral will be subject to                                                   loaned
  the risks of the securities in which                                              - The lending agents indemnify the Funds against
  it is invested                                                                      borrower default
                                                                                    - Each adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-   Each Fund's share price and           -   Stocks have generally outperformed    -   Under normal circumstances the Funds plan to
    performance will fluctuate in             more stable investments (such as          remain fully invested, with at least 65% in
    response to stock and/or bond             bonds and cash equivalents) over          stocks; stock investments may include U.S.
    market movements                          the long term                             and foreign common stocks, convertible
-   Adverse market conditions may from    -   With respect to the Diversified           securities, preferred stocks, trust or
    time to time cause a Fund to take         and Balanced Funds, a diversified,        partnership interests, warrants, rights,
    temporary defensive positions that        balanced portfolio should mitigate        REIT interests and investment company
    are inconsistent with its                 the effects of wide market                securities
    principal investment strategies           fluctuations, especially when         -   A Fund seeks to limit risk through
    and may hinder the fund from              stock and bond prices move in             diversification
    achieving its investment objective        different directions                  -   During severe market downturns, each Fund
                                                                                        has the option of investing up to 100% of
                                                                                        assets in investment-grade short-term
                                                                                        securities

MANAGEMENT CHOICES
-   A Fund could underperform its         -   A Fund could outperform its           -   The advisers focus their active management
    benchmark due to its securities           benchmark due to these same               on securities selection, the area where they
    and asset allocation choices              choices                                   believe its commitment to research can most
                                                                                        enhance returns

FOREIGN INVESTMENTS
-   Currency exchange rate movements      -   Favorable exchange rate movements     -   The Funds anticipate that total foreign
    could reduce gains or create              could generate gains or reduce            investments will not exceed 20% of assets
    losses                                    losses                                    (30% for Equity Growth Fund and 10% for
-   A Fund could lose money because of    -   Foreign investments, which                Small Cap Growth Fund)
    foreign government actions,               represent a major portion of the      -   The Funds actively manage the currency
    political instability, or lack of         world's securities, offer                 exposure of their foreign investments
    adequate and accurate information         attractive potential performance          relative to their benchmarks, and may hedge
-   Currency and investment risks tend        and opportunities for                     back into the U.S. dollar from time to time
    to be higher in emerging markets;         diversification                           (see also "Derivatives"); these currency
    these markets also present higher     -   Emerging markets can offer higher         management techniques may not be available
    liquidity and valuation risks             returns                                   for certain emerging markets investments
                                                                                    -   The Diversified Fund anticipates that total
                                                                                        foreign investments will not exceed 30% of
                                                                                        assets and the Fund may invest in emerging
                                                                                        markets

ILLIQUID HOLDINGS
-   Each Fund could have difficulty       -   These holdings may offer more         -   No Fund may invest more than 15% of net
    valuing these holdings precisely          attractive yields or potential            assets in illiquid holdings
-   Each Fund could be unable to sell         growth than comparable widely         -   To maintain adequate liquidity to meet
    these holdings at the time or             traded securities                         redemptions, each Fund may hold high quality
    price it desires                                                                    short-term securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow from
                                                                                        banks up to 33 1/3% of the value of its
                                                                                        total assets or draw on a line of credit


FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for Select Class Shares outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the SAI. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                            1/1/01
                                                                            THROUGH                     YEAR ENDED
                                                                            6/30/01  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED)  12/31/00  12/31/99 12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $30.27    $38.50    $34.54   $29.26    $23.66    $21.25
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --     0.86@     0.78@     0.73      0.74      0.63
      Net gains or losses in securities (both realized and unrealized)           --    (1.96)      4.07     6.53      4.86      1.78
                                                                            -------   -------   -------  -------   -------   -------
      Total from investment operations                                           --    (1.10)      4.85     7.26      5.60      2.41
   Less distributions:
      Dividends from net investment income                                       --      1.38      0.70     0.73        --        --
      Distributions from capital gains                                           --      5.75      0.19     1.25        --        --
                                                                            -------   -------   -------  -------   -------   -------
      Total dividends and distributions                                          --      7.13      0.89     1.98        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $30.27    $30.27    $38.50   $34.54    $29.26    $23.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%   (2.55%)    14.23%   25.15%    23.67%    11.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0       $61      $103      $59       $36       $23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%     1.00%     1.00%    1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%     2.23%     2.19%    2.32%     2.73%     2.82%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%     1.06%     1.19%    1.28%     1.28%     1.17%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%     2.17%     2.00%    2.04%     2.45%     2.65%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      134%       45%      58%       64%       70%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Balanced Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                      11/01/00
                                                                       THROUGH                YEAR ENDED               1/25/96**
                                                                       4/30/01  --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                    (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $48.76    $43.36    $41.53    $46.90    $41.65    $35.26
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                --@     0.04@   (0.05)@      0.07     0.13@      0.17
      Net gains or losses in securities (both realized and unrealized)  (2.07)     10.27      5.80    (0.54)     10.17      6.34
                                                                       -------   -------   -------   -------   -------   -------
      Total from investment operations                                  (2.07)     10.31      5.75    (0.47)     10.30      6.51
   Distributions to shareholders from:
      Dividends from net investment income                                  --        --        --        --      0.25      0.12
      Distributions from capital gains                                    5.48      4.91      3.92      4.90      4.80        --
                                                                       -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                   5.48      4.91      3.92      4.90      5.05      0.12
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $41.21    $48.76    $43.36    $41.53    $46.90    $41.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                       (3.91%)    26.34%    14.71%   (1.20%)    26.98%    18.13%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $3       $15       $18       $52       $52       $32
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 0.93%     0.94%     0.92%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.01%     0.09%    (0.11%)    0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                              0.98%     1.06%     0.99%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements               (0.04%)   (0.03%)   (0.18%)     0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^   Formerly Chase Vista Capital Growth Fund.
#   Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                            1/1/01
                                                                           THROUGH                   YEAR ENDED
                                                                           6/30/01 ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED) 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $26.41   $32.24    $26.52    $21.25    $15.94    $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --       --     0.04@      0.09      0.14      0.16
      Net gains or losses in securities (both realized and unrealized)          --   (3.95)      6.27      6.44      5.17      2.77
                                                                           -------  -------   -------   -------   -------   -------
      Total from investment operations                                          --   (3.95)      6.31      6.53      5.31      2.93
   Less distributions:
      Dividends from net investment income                                      --       --      0.04      0.09        --        --
      Distributions from capital gains                                          --     1.88      0.55      1.17        --        --
                                                                           -------  -------   -------   -------   -------   -------
      Total dividends and distributions                                         --     1.88      0.59      1.26        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $26.41   $26.41    $32.24    $26.52    $21.25    $15.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00% (11.99%)    23.89%    30.95%    33.33%    22.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0     $143      $181       $89       $51       $29
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%    1.00%     1.00%     1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%  (0.01%)     0.13%     0.39%     0.74%     1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%    1.05%     1.11%     1.18%     1.20%     1.14%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%  (0.06%)     0.02%     0.21%     0.54%     0.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%               11%~       32%       24%       29%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Core Equity Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^^

                                                                            11/01/00
                                                                             THROUGH       YEAR   4/5/99**
                                                                             4/30/01      ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE                                          (UNAUDITED)   10/31/00   10/31/99
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $24.65     $15.98     $14.11
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                  (0.06)@    (0.13)@     (0.05)
      Net gains or losses in securities (both realized and unrealized)        (5.38)       8.80       1.92
                                                                             -------    -------    -------
      Total from investment operations                                        (5.44)       8.67       1.87
   Distributions to shareholders from:
      Dividends from net investment income                                        --         --         --
      Distributions from capital gains                                          3.38         --         --
                                                                             -------    -------    -------
      Total dividends and distributions                                         3.38         --         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $15.83     $24.65     $15.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (23.11%)     54.26%     13.25%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $0       $--+       $--+
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                                       1.10%      1.10%      1.91%
----------------------------------------------------------------------------------------------------------
Net investment income                                                        (0.66%)    (0.59%)    (0.96%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 14.70%    15.48%^    34.70%^
----------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (14.26%)  (14.97%)^  (33.75%)^
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          22%        87%        92%
----------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^^   Formerly Chase Vista Small Cap Opportunities Fund.
#    Short periods have been annualized.
+    Amounts round to less than one million.
^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                            1/1/01
                                                                           THROUGH                     YEAR ENDED
                                                                           6/30/01  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED)  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $43.44    $68.09    $52.36    $38.36    $27.95    $23.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --   (0.26)@   (0.14)@      0.03      0.07      0.10
      Net gains or losses in securities (both realized and unrealized)          --   (16.22)     16.78     15.78     10.34      4.65
                                                                           -------   -------   -------   -------   -------   -------
      Total from investment operations                                          --   (16.48)     16.64     15.81     10.41      4.75
   Less distributions:
      Dividends from net investment income                                      --        --        --      0.03        --        --
      Distributions from capital gains                                          --      8.17      0.91      1.78        --        --
                                                                           -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                         --      8.17      0.91      1.81        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $43.44    $43.44    $68.09    $52.36    $38.36    $27.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00%  (23.65%)    31.85%    41.38%    37.20%    20.52%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0      $179      $320      $179       $74       $57
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%     1.00%     1.00%     1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%   (0.40%)   (0.24%)     0.05%     0.20%     0.41%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%     1.02%     1.03%     1.09%     1.11%     1.08%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%   (0.42%)   (0.27%)   (0.04%)     0.09%     0.33%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%                15%~       35%       35%       62%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Growth Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                             1/1/01
                                                                            THROUGH                   YEAR ENDED
                                                                            6/30/01 --------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED) 12/31/00 12/31/99 12/31/98 12/31/97 12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $35.33   $49.80   $46.14   $36.97   $28.21   $23.93
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --    0.29@    0.32@     0.33     0.40     0.43
      Net gains or losses in securities (both realized and unrealized)           --   (2.66)     5.65     9.32     8.36     3.85
                                                                            -------  -------  -------  -------  -------  -------
      Total from investment operations                                           --   (2.37)     5.97     9.65     8.76     4.28
   Less distributions:
      Dividends from net investment income                                       --     0.29     0.31     0.34       --       --
      Distributions from capital gains                                           --    11.81     2.00     0.14       --       --
                                                                            -------  -------  -------  -------  -------  -------
      Total dividends and distributions                                          --    12.10     2.31     0.48       --       --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $35.33   $35.33   $49.80   $46.14   $36.97   $28.21
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%  (3.85%)   13.06%   26.20%   31.50%   17.87%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0      $97     $170     $128      $75      $63
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%    1.00%    1.00%    1.00%    1.00%    1.00%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%    0.59%    0.66%    0.82%    1.67%    1.67%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%    1.03%    1.09%    1.10%    1.11%    1.07%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%    0.56%    0.57%    0.72%    1.56%    1.60%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      15%      16%       3%      14%      24%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Income Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                       11/01/00
                                                                        THROUGH                 YEAR ENDED               1/25/96**
                                                                        4/30/01   --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                     (UNAUDITED)   10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $40.99     $43.89    $43.43    $46.35    $39.26    $34.80
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               0.18@      0.26@     0.35@     0.43@     0.52@      0.47
      Net gains or losses in securities (both realized and unrealized)   (2.25)       3.33      5.12      3.50     10.20      4.46
                                                                        -------    -------   -------   -------   -------   -------
      Total from investment operations                                   (2.07)       3.59      5.47      3.93     10.72      4.93
   Distributions to shareholders from:
      Dividends from net investment income                                 0.15       0.18      0.34      0.29      0.48      0.47
      Distributions from capital gains                                     5.70       6.31      4.67      6.56      3.15        --
                                                                        -------    -------   -------   -------   -------   -------
      Total dividends and distributions                                    5.85       6.49      5.01      6.85      3.63      0.47
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $33.07     $40.99    $43.89    $43.43    $46.35    $39.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                        (4.69%)      9.34%    13.30%     9.44%    29.37%    13.39%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $1         $5       $15       $24      $522       $28
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  0.88%      0.89%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     0.97%      0.64%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               0.88%      0.93%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  0.97%      0.60%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Vista Growth and Income Fund.
#    Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                           11/01/00
                                                                            THROUGH               YEAR ENDED                5/7/96**
                                                                            4/30/01  --------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                                         (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $28.52    $23.10    $20.59    $23.71    $19.22   $18.44
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                 (0.03)@   (0.05)@   (0.02)@    (0.02)      0.03     0.02
      Net gain or losses in securities (both realized and unrealized)        (2.78)      8.12      2.70    (2.46)      4.75     0.76
                                                                            -------   -------   -------   -------   -------  -------
      Total from investment operations                                       (2.81)      8.07      2.68    (2.48)      4.78     0.78
   Distributions to shareholders from:
      Dividends from net investment income                                       --        --        --        --        --       --
      Distributions from capital gains                                         3.89      2.65      0.17      0.64      0.29       --
                                                                            -------   -------   -------   -------   -------  -------
      Total dividends and distributions                                        3.89      2.65      0.17      0.64      0.29       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $21.82    $28.52    $23.10    $20.59    $23.71   $19.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (9.78%)    37.94%    13.06%  (10.64%)    25.15%    4.23%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $421      $383      $269      $254      $307      $52
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.93%     0.88%     0.88%     1.04%     1.10%    1.10%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (0.26%)   (0.20%)   (0.07%)   (0.09%)     0.13%    0.27%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 1.17%     1.13%     1.13%     1.13%     1.14%    1.27%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (0.50%)   (0.45%)   (0.32%)   (0.18%)     0.09%    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         23%       75%       92%       74%       55%      78%
------------------------------------------------------------------------------------------------------------------------------------

**    Commencement of offering of class of shares.
@     Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^     Formerly Chase Vista Small Cap Equity Fund.
#     Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND^

                                                                                                          6/16/97*
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                         5/31/01    5/31/00    5/31/99    5/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $15.90     $12.17     $12.57     $10.00
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               (0.07)         --     (0.01)     (0.02)
      Net gains or losses on investments (both realized and unrealized)   (2.29)       3.73     (0.08)       2.59
                                                                         -------    -------    -------    -------
      Total from investment operations                                    (2.36)       3.73     (0.09)       2.57
   Less distributions:
      Distributions from capital gains                                      1.35         --       0.31         --
                                                                         -------    -------    -------    -------
      Total distributions                                                   1.35         --       0.31         --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.19     $15.90     $12.17     $12.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (15.51)%     30.65%    (0.49)%    25.70%@
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $339       $529       $286       $189
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                               0.99%      0.99%      1.07%      1.19%
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.35)%    (0.47)%    (0.42)%    (0.37)%
-----------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                            0.99%      0.99%      1.07%      1.25%
-----------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                             (0.35)%    (0.47)%    (0.42)%    (0.43)%
-----------------------------------------------------------------------------------------------------------------


^   Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
*   Commencement of operations.
@   Not annualized.
#   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund                                                 811-5526
Capital Growth Fund                                           811-5151
Core Equity Fund                                              811-5526
Disciplined Equity Fund                                       811-7342
Diversified Fund                                              811-7342
Dynamic Small Cap Fund                                        811-5151
Equity Growth Fund                                            811-5526
Equity Income Fund                                            811-5526
Growth and Income Fund                                        811-5151
Mid Cap Value Fund                                            811-08189
Small Cap Equity Fund                                         811-5151
Small Cap Growth Fund                                         811-08189
U.S. Equity Fund                                              811-7342
U.S. Small Company Fund                                       811-7342
U.S. Small Company Opportunities Fund                         811-7340

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039
         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                      RHS-EQ-701

********************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
********************************************************************************




                   SUBJECT TO COMPLETION, DATED July 27, 2001

                         J.P. MORGAN INSTITUTIONAL FUNDS


                              J.P. MORGAN BOND FUND
                    J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
                        J.P. MORGAN SHORT TERM BOND FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER   , 2001









         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE
PROSPECTUSES DATED SEPTEMBER   , 2001 FOR THE FUNDS LISTED ABOVE, AS
SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 2000. THE PROSPECTUSES AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST BY CONTACTING J.P. MORGAN FUND DISTRIBUTORS, INC. AT 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK , NEW YORK 10036.

         FOR MORE INFORMATION ABOUT YOUR ACCOUNT, SIMPLY CALL OR WRITE THE J.P. MORGAN FUNDS SERVICE CENTER AT:

SELECT, CLASSES A,B AND C SHARES:          INSTITUTIONAL AND ULTRA SHARES:

J.P, MORGAN FUNDS SERVICE CENTER           J.P. MORGAN INSTITUTIONAL FUNDS
210 WEST 10TH STREET, 8TH FLOOR            SERVICE CENTER
KANSAS CITY, MO 64121-9392                 500 STANTON CHRISTIANA ROAD
                                           NEWARK, DE 19713
1-800-348-4782                             1-800-766-7722

                               TABLE OF CONTENTS


                                                                            PAGE
GENERAL                                                                       1
INVESTMENT OBJECTIVE AND POLICIES                                             1
INVESTMENT RESTRICTIONS                                                      29
TRUSTEES                                                                     30
OFFICERS                                                                     33
CODES OF ETHICS                                                              35
INVESTMENT ADVISER                                                           35
ADMINISTRATOR                                                                36
DISTRIBUTOR                                                                  38
CUSTODIAN AND TRANSFER AGENT                                                 40
SHAREHOLDER SERVICING                                                        40
INDEPENDENT ACCOUNTANTS                                                      42
EXPENSES                                                                     42
PURCHASE OF SHARES                                                           43
REDEMPTION OF SHARES                                                         45
EXCHANGE OF SHARES                                                           46
DIVIDENDS AND DISTRIBUTIONS                                                  47
NET ASSET VALUE                                                              48
PERFORMANCE DATA                                                             49
FUND TRANSACTIONS                                                            51
MASSACHUSETTS TRUST                                                          52
DESCRIPTION OF SHARES                                                        53
TAXES                                                                        54
ADDITIONAL INFORMATION                                                       58
FINANCIAL STATEMENTS                                                         59
APPENDIX A                                                                    1

                                    GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Short Term Bond Fund (the "Short Term Bond Fund"), J.P. Morgan Bond Fund (the "Bond Fund") and J.P. Morgan Global Strategic Income Fund (the "Global Strategic Income Fund", and together with the Short Term Bond Fund and the Bond Fund, the "Funds"). Each of the Funds is a separate series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as Massachusetts business trust (the "Trust") on November 4, 1992. In addition to the Funds, the Trust consists of other series representing separate investment funds.

         The Trustees of the Trust have authorized the issuance and sale of the following classes of shares of the Funds:


-------------------------------- -------------------------------------------------------------------------------
Bond Fund                        Select, Institutional, Class A, Class B and Ultra Shares
-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
Global Strategic Income Fund     Select, Institutional, Class A, Class B and Class C Shares
-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
Short Term Bond Fund             Select, Institutional, Class A and Class B Shares
-------------------------------- -------------------------------------------------------------------------------

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         Until   , 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure.

         The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.



                       INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

         SHORT TERM BOND FUND is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity.

         The Fund attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

         BOND FUND is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective.

         The Fund attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectuses and this Statement of Additional Information.

GLOBAL STRATEGIC INCOME FUND is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers.

         The Fund attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective.


                            FIXED INCOME INVESTMENTS

         The Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.


                   CORPORATE BONDS AND OTHER DEBT SECURITIES

         Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

         The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         CORPORATE FIXED INCOME SECURITIES. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

TAX EXEMPT OBLIGATIONS

         In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

FOREIGN INVESTMENTS

         The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries.

In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN FIXED INCOME SECURITIES. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.




INVESTING IN EMERGING MARKETS

         The Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Global Strategic Income Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Bond and Short Term Bond Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         STRUCTURED SECURITIES. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds or their successors: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

         LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         SHORT TERM BOND AND BOND FUNDS. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

         The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         THE GLOBAL STRATEGIC INCOME FUND. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

         Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         The Funds may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.



                                RISK MANAGEMENT
          Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.



                               PORTFOLIO TURNOVER

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE SHORT TERM BOND PORTFOLIO (SHORT TERM BOND FUND) -- For the fiscal years ended October 31, 1999 and 2000: 398% and 271%, respectively.

THE U.S. FIXED INCOME PORTFOLIO (BOND FUND) -- For the fiscal year ended October 31, 1999 and 2000: 465% and 531%, respectively.

THE GLOBAL STRATEGIC INCOME PORTFOLIO (GLOBAL STRATEGIC INCOME FUND) For the fiscal years ended October 31, 1999, and 2000: 318% and 266%, respectively.

         The variation in the U.S. Fixed Income Portfolio's turnover rate over the last two fiscal years is primarily due to the Portfolio's investments in mortgages and futures.


                            INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         Each Fund:

         (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

         (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

         (4) May not borrow money, except to the extent permitted by applicable law;

         (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

         (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;

         (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

         (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

         (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

         (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES

The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and ages are set forth below:

         WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company (manufacturer of industrial supplies) Address:
287 Hampshire Ridge, Park Ridge, NJ 07656. Age: 59.

         ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (financial services) (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. Age: 68.

         ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation , plc (pharmaceuticals) Address:
1262 Rockrimmon Road, Stamford, CT 06903. Age: 55.

         MATTHEW HEALEY--Trustee; Former Chief Executive Officer of the Trust through April 2001; Chairman, Pierpont Group (provides services to trustees of investment companies), since prior to 1993. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. Age: 63.

         FERGUS REID, III--Chairman; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. Age: 68.

         JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. Age: 58.

         LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of The Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. Age: 65.

         H. RICHARD VARTABEDIAN--Trustee; Former President of certain other trusts in the Fund Complex through April 2001; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. Age: 65.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Funds, the J.P. Morgan Funds, J.P. Morgan Series Trust, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Annuity Trust, and Mutual Fund Investment Trust, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $____________ (adjusted as of __________ __, 2001) for serving as Trustee of the Fund and Trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.


-------------------------------------------------- --------------------- ------------------ --------------------------------
                                                   AGGREGATE TRUSTEE     PENSION OR         TOTAL COMPENSATION FROM "FUND
                                                   COMPENSATION BY THE   RETIREMENT         COMPLEX"(1) DURING 2000
                                                   TRUST DURING 2000     BENEFITS ACCRUED
                                                                         AS PART OF FUND
                                                                         EXPNESES**
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
William J. Armstrong, Trustee                      NA                    $ 41,781           $131,781(10)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
Roland R. Eppley, Jr., Trustee                     NA                    $ 58,206           $149,206(10)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
Ann Maynard Gray, Trustee                          $------               NA                 $ 75,000(17)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
Matthew Healey, Trustee (2)                        $------               NA                 $ 75,000(17)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
Fergus Reid, III, Chairman*                        NA                    $110,091           $312,841(10)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
James J. Schonbachler, Trustee                     $------               NA                 $ 75,000(17)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
Leonard M. Spalding, Jr., Trustee*                 NA                    $ 35,335           $124,335(10)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------
-------------------------------------------------- --------------------- ------------------ --------------------------------
H. Richard Vartabedian, Trustee                    NA                    $ 86,791           $221,141(10)(3)
-------------------------------------------------- --------------------- ------------------ --------------------------------

*Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

**On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
(3) Total number of investment company boards served on within the Fund Complex.

         The Board of Trustees and Advisory Board Members of the Trust each met five times during the 2000 calendar year, and each of these individuals attended at least 75% of the meetings of the Board and any committee on which he or she serves.

         The Board of Trustees of the Trust presently has an Audit Committee. During the year 2000, the members of the Audit Committee were Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.

         The Board of Trustees of the Trust has a Nominating Committee. During the year 2000, the members of the Nominating Committee were Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

         The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of JP Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

         Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Faimily of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, the Trust and the Portfolio have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal periods are set forth below:

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

     The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:

SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $689, $736 and $595, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $2,773, $5,606 and $5,854, respectively. For the six months ended April 30, 2001 $_______.

THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $3,458, $6,343 and $6,453, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $5,901, $4,299 and $3,586, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $28,012, $21,558 and $14,992, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND ULTRA --For the fiscal years ended October 31, 1998, 1999 and 2000:
$_____, $______ and $______ respectively. For the six months ended
April 30, 2001 $_______.

THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $35,661, $30,562 and $24,445, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME FUND--For the period November 5, 1997 (commencement of operations) through October 31, 1998: $2,473. For the fiscal years ended October 31, 1999 and 2000: $2,579 and $113, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $_____, $_____ and $_____, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $57,247, $61,940 and $2,674, respectively. For the six months ended April 30, 2001 $_______.



OFFICERS

         The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

         DAVID WEZDENKO; President and Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P.Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

         SHARON WEINBERG; Vice President and Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

         LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

         JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

         As of ____________, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

         The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.



                               INVESTMENT ADVISER

         Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment Adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

         J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment Advisory services to others. The Adviser serves as investment Adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The following are the benchmarks for the Funds: The Short Term Bond Fund - Merrill Lynch 1-3 Year Treasury Index; Bond Fund - Salomon Smith Barney Broad Investment Grade Bond Index; Global Strategic Income Fund - The Lehman Brothers Aggregate Bond Index.

         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets shown below:

Short Term Bond Fund:  0.25%

Bond Fund:  0.30%
Global Strategic Income Fund:  0.45%

         Table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to JPMIM for the fiscal period indicated.

THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $322,384, $807,631 and $1,018,928,
respectively. For the six months ended April 30, 2001 ________.

THE U.S. FIXED INCOME PORTFOLIO (Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $3,583,060, $4,514,768 and $4,648,013,
respectively. For the six months ended April 30, 2001 ________.

THE GLOBAL STRATEGIC INCOME PORTFOLIO (Global Strategic Income Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $887,960, $1,073,105, and
$757,567, respectively. For the six months ended April 30, 2001 --------.


         See "Expenses" below for applicable expense limitations.

         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

         Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.


                                 ADMINISTRATOR

         Pursuant to an Administration Agreement, dated August 11, 2001, between the Trust, on behalf of the Funds, and Morgan (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

         Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The

Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average net assets of all non-money market funds in the J.P. Morgan Funds Complex plus 0.075% of average net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

         Morgan may pay a portion of the fees it receives to Bisys Fund Services, L.P. for its services as the Fund's Sub-Administrator.

         Under a prior Co-Administration Agreement with the Trust and the Portfolio dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Portfolio's Co-Administrator.

         For its services under the Co-Administration Agreements, the Fund and the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth the administrative fees paid to FDI for the fiscal periods indicated.

SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $513, $536 and $425, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $_____, $_____ and $____, respectively. For the six months ended April 30, 2001 $_______.

THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,401, $4,065 and $2,933, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $4,423, $3,161 and $2,565, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $___, $___ and $___, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND ULTRA --For the fiscal years ended October 31, 1998, 1999 and 2000:
$_____, $______ and $______ respectively. For the six months ended
April 30, 2001 $_______.

THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $22,913 $19,016 and $11,454, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME FUND--For the period November 5, 1997 (commencement of operations) through October 31, 1998: $183. For the fiscal years ended October 31, 1999 and 2000: $149 and $82 respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $_____, $____ and $____, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,695, $2,188 and $1,120, respectively. For the six months ended April 30, 2001 $_______.

         Under a prior Administrative Services Agreements with Morgan, the Trust on behalf of each Fund, and each Fund's corresponding Portfolio, had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the FDI. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provides similar services. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.

SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $6,767, $9,317 and $9,171, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL SHORT TERM BOND FUND --For the fiscal years ended October 31, 1998, 1999 and 2000: $_____, $_____ and $____, respectively. For the six months ended April 30, 2001 $_______.

THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $37,243, $83,666 and $99,162, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $57,899, $54,771 and $22,257, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $___, $___ and $___, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND ULTRA --For the fiscal years ended October 31, 1998, 1999 and 2000:
$_____, $______ and $______ respectively. For the six months ended
April 30, 2001 $_______.

THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $348,110 $390,355 and $377,452, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME FUND--For the period November 5, 1997 (commencement of operations) through October 31, 1998: $2,473. For the fiscal years ended October 31, 1999 and 2000: $2,579 and $1,752, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $_____, $____ and $____, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $57,247, $61,940 and $41,043, respectively. For the six months ended April 30, 2001 $_______.



                                  DISTRIBUTOR

         J.P. Morgan Fund Distributors Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.


         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.




                               DISTRIBUTION PLANS

         The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of certain classes of certain JPMorgan Funds as described in the Prospectus, which provide that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

         Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.


         Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income

Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan was approved on _______ ___, 2001.

         Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



                          CUSTODIAN AND TRANSFER AGENT

         Pursuant to a Custodian Contract and Fund Accounting Agreement with the Trust, dated September 7, 2001, The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, NY 11245, is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York served as the Trust's custodian and fund accounting agent.

         DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company served as the Trust's transfer and dividend disbursing agent.


                             SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders:

         Select, Class A, Class B and Class C Shares          0.25%
         Institutional Shares                                 0.10%
         Ultra Shares                                         0.05%

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $50,132, $89,853 and $88,715, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL SHORT TERM BOND FUND -- For the fiscal years ended October 31, 1998, 1999 and 2000: $______, $______ and $______, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND --For the fiscal year ended October 31, 1998, 1999 and 2000: $425,071, $527,506 and $566,990, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL BOND FUND --For the fiscal year ended October 31, 1998, 1999 and 2000: $______, $______ and $______, respectively. For the six months ended April 30, 2001 $_______.

BOND FUND ULTRA--For the fiscal year ended October 31, 1998, 1999 and 2000:
$______, $______ and $______, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME FUND--For the period November 4, 1997 (commencemnt of operations) through October 31, 1998 $21,368. For the fiscal years ended October 31, 1999 and 2000: $24,786 and $17,945, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND-- For the period November 4, 1997 (commencemnt of operations) through October 31, 1998 $_____. For the fiscal years ended October 31, 1999 and 2000: $_____ and $______, respectively. For the six months ended April 30, 2001 $_______.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan Chase.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.


                            INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.



                                    EXPENSES

         In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

         Morgan, an affiliate of JPMC, has agreed that it will reimburse the Funds noted below until the dates indicated to the extent necessary to maintain the Fund's total operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) at the following annual rates of each Fund's average daily net assets for the period indicated.


----------------------------------------------------- --------------------------------- ---------------------------------
Bond Fund - Select Class                              0.69%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Bond Fund - Institutional Class                       0.49%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Bond Fund - Class A                                   0.75%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Bond Fund -Class B                                    1.50%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Bond Fund - Ultra Shares                              0.40%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Global Strategic Income Fund - Select Shares          1.00%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Global Strategic Income - Institutional Shares        0.65%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Global Strategic Income Class A Shares                1.25%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Global Strategic Income - Class B Shares              1.75%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Global Strategic Income - Class C Shares              1.75%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Short Term Bond Fund - Select Shares                  0.60%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Short Term Bond Fund - Institutional Shares           0.30%                             9/7/04
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Short Term Bond Fund - Class A Shares                 0.75%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------
----------------------------------------------------- --------------------------------- ---------------------------------
Short Term Bond Fund - Class B Shares                 1.25%                             9/7/02
----------------------------------------------------- --------------------------------- ---------------------------------


         These limits do not cover extraordinary expenses.

         The table below sets forth for each Fund and its corresponding Portfolio listed the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $111,407, $83,986 and $74,303, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL SHORT TERM BOND FUND -- For the fiscal years ended October 31, 1998, 1999 and 2000: $______, $______ and $______, respectively. For the six months ended April 30, 2001 $_______.

SHORT TERM BOND FUND PORTFOLIO- For the fiscal years ended October 31, 1998, 1999 and 2000: $166,257, $171,744 and $45,204, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME FUND--For the period November 4, 1997 (commencemnt of operations) through October 31, 1998 $76,157. For the fiscal years ended October 31, 1999 and 2000: $52,017 and $107,790, respectively. For the six months ended April 30, 2001 $_______.

INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND-- For the period November 4, 1997 (commencemnt of operations) through October 31, 1998 $_____. For the fiscal years ended October 31, 1999 and 2000: $_____ and $______, respectively. For the six months ended April 30, 2001 $_______.

GLOBAL STRATEGIC INCOME PORTFOLIO -- For the fiscal years ended October 31, 1998, 1999 and 2000: n/a, $14,518 and $3,645, respectively. For the six months ended April 30, 2001 $_______.



                               PURCHASE OF SHARES

         ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

    METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Fund; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Fund); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

         Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

         The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

         Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

         An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchase qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

         Investors may be eligible to buy Class A shares at reduced sales charges. One's investment representative or the JPMorgan Funds Service Center should be consulted for details about JPMorgan Fund's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if an investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy the shares, and on which he or she paid a front-end or contingent deferred sales charge.

         Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

         No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

         Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

         Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

         Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

         A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

         Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

         Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.



                              REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Fund determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing Fund securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Fund and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Fund. The Funds have advised the Trust that the Funds will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its Fund securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.



                               EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into shares of any other J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Each Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a Fund of representative securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a broker or agent.

         Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the

Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redemeed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

         Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rate portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

         A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.



                          DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds corresponding to each Fund in valuing their assets.

         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

         Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

         Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.



                                PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

         A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

         Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the Funds for the 30-day period ended 4/30/01:

----------------------------------------------- --------------------------------
Institutional Bond Fund
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Institutional Global Strategic Income Fund
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Institutional Short Term Bond Fund
----------------------------------------------- --------------------------------


         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund and will be presented in accordance with applicable SEC staff interpretations.

         The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

         The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

INSTITUTIONAL SHORT TERM BOND FUND (4/30/01): Average annual total return, 1 year: ____%; average annual total return, 5 years: ___%; average annual total return, commencement of operations (July 13, 1993) to period end: ___%; aggregate total return, 1 year: ____%; aggregate total return, 5 years: ____%; aggregate total return, commencement of operations (July 13, 1993) to period end: ____%.

INSTITUTIONAL BOND FUND (4/30/01): Average annual total return, 1 year: ____%; average annual total return, 5 years: ____%; average annual total return, 10 years: ____%; aggregate total return, 1 year: 6.83%; aggregate total return, 5 years: ____%; aggregate total return, 10 years: ____%.


INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND (4/30/01): Average annual total return, 1 year: ____%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (March 14, 1997) to period end: ___%; aggregate total return, 1 year: ___%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (March 14, 1997) to period end: ___%.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.



                               FUND TRANSACTIONS

         The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

         In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

         The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



                              MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds".Each corresponding Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.



                             DESCRIPTION OF SHARES

         The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of 10 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".



                                     TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Each Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividend-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over-distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of Fund securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax Advisers concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Certain forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares. In addition, certain interest charges may be imposed on a Fund as a result of such excess distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Funds will be permitted to "mark to market" any marketable stock held by a Fund in a PFIC. If a Fund made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         For federal income tax purposes, the funds listed below had capital loss carryforwards for the periods indicated:

SHORT TERM BOND FUND: For the fiscal year ended October 31, 2000: $9,066,577, of which $4,257,708 expires in the year 2007 and $4,808,869 expires in the year 2008.

BOND FUND: For the fiscal year ended October 31, 2000: $43,138,433, of which expires $26,404,085, in the year 2007 and $16,734,348 expires in the year 2008.

BOND FUND -ULTRA: For the fiscal year ended October 31, 2000: ____________ of which expires _____________ in the year 2007 and _____________ expires in the year 2008.

GLOBAL STRATEGIC INCOME FUND: For the fiscal year ended October 31, 2000:
$19,992,145, of which $8,890,820 expires in the year 2006, $4,747,768 expires in the year 2007 and $6,353,557 expires in the year 2008.

         To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Under United States Treasury regulations that will generally apply to such dividends paid after December 31, 2000, (the "Final Withholding Regulations"), you must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. The Final Withholding Regulations also provide look-through rules for tiered partnerships.

         If you are eligible for a reduced rate of United States withholding tax under a tax treaty, you may obtain a refund or any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service. Distributions treated as long - term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         FOREIGN TAXES. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund (including its share of the assets of the corresponding Fund) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of a Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax Advisers with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Funds are not subject to any federal income taxation or income or franchise tax in The Commonwealth of Massachusetts.



                             ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following Financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.


                                                 Date of                           Accession Number
                                                 Annual          Date Annual
Name of Fund                                     Report          Report Filed
                                                                 ----------
----------------------------                     ---------                         -------------------
J.P. Morgan Institutional Short Term Bond Fund   10/31/00;       12/26/00;         0000894088-00-000027

J.P. Morgan Institutional Bond Fund              10/31/00;       12/28/00;         0000894088-00-000034

J.P. Morgan Institutional Bond Fund - Ultra      10/31/00;       12/28/00;         0000894088-00-000035

J.P.  Morgan   Institutional  Global  Strategic  10/31/00;       12/28/00;         0000894088-00-000033
Income Fund

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

         AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

         A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC--An obligation rated CC is currently highly vulnerable to nonpayment.

         C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

         A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1--This designation indicates that the degree of safety regarding timely payment is very strong.


                          SHORT-TERM TAX-EXEMPT NOTES

         SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

         Aaa--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

         PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well established industries.

    - High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

         MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectuses are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                       STATEMENT OF ADDITIONAL INFORMATION
                           SEPTEMBER __________, 2001
                   SUBJECT TO COMPLETION, DATED JULY 27, 2001

                         J.P. MORGAN INSTITUTIONAL FUNDS

                          J.P. MORGAN DIVERSIFIED FUND
                       J.P. MORGAN DISCIPLINED EQUITY FUND
                          J.P. MORGAN U.S. EQUITY FUND
                       J.P. MORGAN U.S. SMALL COMPANY FUND
          (INSTITUTIONAL, SELECT, CLASS A, CLASS B AND CLASS C SHARES)


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED SEPTEMBER , 2001 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE JUNE 30, 2000 (FOR THE DIVERSIFIED FUND), AND NOVEMBER 30, 2000 (FOR THE DISCIPLINED EQUITY, U.S. EQUITY AND U.S. SMALL COMPANY FUNDS). THE PROSPECTUSES AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, ATTENTION: J.P. MORGAN FUNDS (800) 221-7930.

                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL                                                                      1
INVESTMENT OBJECTIVES AND POLICIES                                           1
INVESTMENT RESTRICTIONS                                                     25
TRUSTEES                                                                    27
OFFICERS                                                                    30
CODES OF ETHICS                                                             32
INVESTMENT ADVISOR                                                          32
DISTRIBUTOR                                                                 34
ADMINISTRATOR                                                               34
DISTRIBUTION PLANS                                                          37
CUSTODIAN AND TRANSFER AGENT                                                39
SHAREHOLDER SERVICING                                                       39
FINANCIAL PROFESSIONALS                                                     40
INDEPENDENT ACCOUNTANTS                                                     41
EXPENSES                                                                    41
PURCHASE OF SHARES                                                          42
REDEMPTION OF SHARES                                                        46
EXCHANGE OF SHARES                                                          47
DIVIDENDS AND DISTRIBUTIONS                                                 48
NET ASSET VALUE                                                             48
PERFORMANCE DATA                                                            48
PORTFOLIO TRANSACTIONS                                                      53
MASSACHUSETTS TRUST                                                         55
DESCRIPTION OF SHARES                                                       56
TAXES                                                                       58
ADDITIONAL INFORMATION                                                      63
FINANCIAL STATEMENTS                                                        64
APPENDIX A - DESCRIPTION OF
SECURITIES RATINGS                                                         A-1

GENERAL

           J.P. Morgan Institutional Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust presently consists of ten separate series. This Statement of Additional Information ("SAI") relates only to the J.P. Morgan Diversified Fund, J.P. Morgan Disciplined Equity Fund, J.P. Morgan U.S. Equity Fund, and J.P. Morgan U.S. Small Company Fund (collectively, the "Funds"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information. To date the Trustees have authorized the issuance of five classes of shares for each Fund, Institutional Shares, Select Shares, Classes A, B and C Shares.

           This SAI describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

           This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

           Prior to the date of this SAI, the Funds sought to achieve their investment objective all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. The Funds no longer operate under a "master/feeder" structure and instead invest directly in portfolio securities.

           The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

           Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

           The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.

           J.P. MORGAN DIVERSIFIED FUND (the "Diversified Fund") is designed for investors who wish to invest for long term objectives such as retirement and who seek to attain real appreciation in their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities. The Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities.

           The mix of equities and fixed income is based on the risk premium model and the anticipation of changing economic trends. The risk premium is the difference between JPMIM's forecast of the long-term return on stocks (determined using JPMIM's proprietary dividend discount model) and the current nominal yield on 30-year U.S. Treasury bonds. When the risk premium is high, more assets are allocated to stocks. When the risk premium is low, more assets are allocated to bonds. Within U.S. equities, the allocation between large cap and small cap stocks is based on the relative dividend discount rate spread between large and small cap. The equity portion of the portfolio will be invested primarily in large and medium sized U.S. companies with market capitalizations above $1.5 billion, with the balance in small U.S. companies primarily included in the Russell 2000 Index and in foreign issuers primarily in developed countries and occasionally in emerging markets. Within fixed income, the allocation among sectors is based on JPMIM's analysis of their relative valuations.

INVESTMENT PROCESS FOR THE FUND'S EQUITY COMPONENT

           With respect to the equity portion of the portfolio, JPMIM uses:

           FUNDAMENTAL RESEARCH: JPMIM's team of domestic equity analysts includes more than 20 members, each an industry specialist with an average of over 11 years of experience, follow 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the most attractive companies among those researched.

           SYSTEMATIC VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with the "fair value" price forecasted by the estimated intermediate-term earnings power. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

           DISCIPLINED PORTFOLIO CONSTRUCTION: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. The stocks selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that a perceived misvaluation will be corrected within a reasonable time frame, and the manager's estimate of the magnitude of the risks versus the potential rewards. A stock that falls into the fourth and fifth quintiles generally becomes a candidate for sale, either because its price has risen or its fundamentals have deteriorated. The portfolio's sector weightings are matched to those of the S&P 500 Index, reflecting JPMIM's belief that its research has the potential to add value at the individual stock level, but not at the sector level. JPMIM also controls the portfolio's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing 250-300 stocks.

INVESTMENT PROCESS FOR THE FUND'S FIXED INCOME COMPONENT

           DURATION/YIELD CURVE MANAGEMENT: JPMIM's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors JPMIM studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, JPMIM forms a view of the most likely changes in the level and shape of the yield curve--as well as the timing of those changes--and sets the portfolio's duration and maturity structure accordingly. JPMIM typically limits the overall duration of the portfolio to a range between one year shorter and one year longer than that of the Salomon Smith Barney Broad Investment Grade Bond Index. The maturities of the individual fixed income securities in the portfolio may vary widely, however.

           SECTOR ALLOCATIONS: Sector allocations are driven by JPMIM's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, JPMIM utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. JPMIM then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

           SECURITY SELECTION: Securities are selected by the portfolio manager, with substantial input from JPMIM's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, JPMIM's applied research analysts aim to optimize security selection within the bounds of the portfolio's investment objective. In addition, credit analysts--supported by JPMIM's equity analysts--assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the portfolio.

           INVESTMENT PROCESS FOR THE FUND'S U.S. SMALL COMPANY COMPONENT FUNDAMENTAL RESEARCH: JPMIM's domestic equity analysts also continuously monitor 300-500 small cap stocks with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Because JPMIM's analysts follow both the larger and smaller companies in their industries--in essence, covering their industries from top to bottom--they are able to bring broad perspective to the research they do on both.

           See "Systematic Valuation" above.

           DISCIPLINED PORTFOLIO CONSTRUCTION: A diversified portfolio is constructed as for the equity component, but purchases are concentrated among the stocks in the top two quintiles of the rankings. Once a stock falls into the third quintile, it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks and--together with diversification--represents an important element of JPMIM's investment strategy.

           J.P. MORGAN DISCIPLINED EQUITY FUND (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval.

           The Disciplined Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Disciplined Equity Fund expects to invest at least 65% of its total assets in such securities.

           INVESTMENT PROCESS FOR THE DISCIPLINED EQUITY FUND

           RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

           VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

           STOCK SELECTION: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles--either because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Disciplined Equity Fund's benchmark. The Adviser, also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

           J.P. MORGAN U.S. EQUITY FUND (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval.

           In normal circumstances, at least 65% of the U.S. Equity Fund's net assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, depository receipts (such as ADRs and EDRs) trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

INVESTMENT PROCESS FOR THE U.S. EQUITY FUND

           RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies--approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

           VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

           STOCK SELECTION: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

           J.P. MORGAN U.S. SMALL COMPANY FUND (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide high total return from a portfolio of small company stocks. This investment objective can be changed without shareholder approval.

               The U.S. Small Company Fund attempts to achieve its investment objective by investing primarily in the common stock of small sized U.S. companies that are included in the Russell 2000 Index, which is composed of 2,000 common stocks of U.S. small-cap companies with market capitalizations ranging from $100 million to $2 billion.

INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY FUND

           RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor--a universe that contains a total of approximately 600 names. Because the Adviser's analysts follow both the larger and smaller companies in their industries--in essence, covering their industries from top to bottom--they are able to bring broad perspective to the research they do on both.

           VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

           STOCK SELECTION: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the U.S. Small Company Fund's benchmark.

EQUITY INVESTMENTS

           The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

           EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

           The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

           The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS

           The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

           Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in he assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

FOREIGN INVESTMENTS

           Certain Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations.

           Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

           Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

           In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

           Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

           Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

           Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

           The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

           FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

           A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

           Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

           SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the

Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

           A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

           Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

INVESTMENT IN LOWER RATED OBLIGATIONS

           While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

           Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

FIXED INCOME INVESTMENTS

           Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

CORPORATE BONDS AND OTHER DEBT SECURITIES

           Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

           MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

           GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

           There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

           Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

           Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

           CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

           CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

           STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

           MORTGAGES (DIRECTLY HELD). Certain Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

           The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

           ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

           ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

           CORPORATE FIXED INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

MONEY MARKET INSTRUMENTS

           Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

           U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

           ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-

Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

           FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

           BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

           COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee.

           The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

           REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

           Each of the Funds may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.

           CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

           ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

ADDITIONAL INVESTMENTS

           WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

           INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears directly in connection with its own operations.

           The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest their uninvested cash in any of the following affiliated money market funds or their successors: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan

Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its Advisory fee from the Fund in an amount sufficient to offset any doubling up of investment Advisory, shareholder servicing and administrative fees.

           REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

           LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

           PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

           The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

           As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

           Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

           The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

           The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

           In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

           EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

           Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

           FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

           Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

           The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

           COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

           CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

           Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

           LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

           POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

           ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

           In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS AND RELATED SWAP PRODUCTS

           Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

           Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

           Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

           The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

           The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

           The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

           The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

           Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

           Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

           The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

           During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

            The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

RISK MANAGEMENT

           The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

           The table below sets forth the Portfolios' turnover for the fiscal periods indicated. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE DIVERSIFIED FUND-- For the fiscal years ended June 30, 1998, 1999, and 2000 were 82%, 144% and 217%, respectively. For the six months ended December 31, 2000 (unaudited): ________________.

THE DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000: 61%, 51% and 56% respectively. For the six months ended November 30, 2000:
38%.

THE U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
106%, 84% and 89%, respectively. For the six months ended November 30, 2000:
38%.

THE U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000: 96%, 104% and 104%, respectively. For the six months ended November 30, 2000: 57%.

INVESTMENT RESTRICTIONS

           The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

           Each Fund:

           (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

           (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

           (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

           (4) May not borrow money, except to the extent permitted by applicable law;

           (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

           (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

           (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

           (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

           NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

           (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

           (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

           (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

           There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

           For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

           TRUSTEES

           The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is
____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
_________________________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Comlex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

           A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Fund, the J.P. Morgan Funds, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

           Each Trustee is currently paid an annual fee of $___________ (adjusted as of ___________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

           Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                             AGGREGATE TRUSTEE        PENSION OR RETIREMENT BENEFITS     TOTAL COMPENSATION FROM
                                         COMPENSATION PAID BY THE         ACCRUED AS PART OF FUND         "FUND COMPLEX" DURING
                                            TRUST DURING 2000                  EXPENSES**                        2000 (1)
William J. Armstrong, Trustee                       N/A                          $ 41,781                        $131,781
Roland R. Eppley, Jr., Trustee                      N/A                          $ 58,206                        $149,206
Ann Maynard Gray, Trustee                                                           N/A                          $ 75,000
Matthew Healey, Trustee (2)                                                         N/A                          $ 75,000
Fergus Reid, III, Chairman *                        N/A                          $110,091                        $312,841
James J. Schonbachler, Trustee                                                      N/A                          $ 75,000
Leonard M. Spalding, Jr., Trustee [*]               N/A                          $ 35,335                        $124,335
H. Richard Vartabedian, Trustee                     N/A                          $ 86,791                        $221,141

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]

**On February 22, 2001, the Board of Trustees voted to terminate the Retirement
  Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3)        Total number of investment company boards served on within the Fund
           Complex.

Audit Committee

           The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

           Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

           The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

           The aggregate fees paid to Pierpont Group, Inc. by each Fund and its former Portfolio during the indicated fiscal periods are set forth below:

THE DIVERSIFIED FUND--For the fiscal years ended June 30, 1998, 1999 and 2000:
$9,571, $10,569 and $10,326 respectively. For the six months ended December 31, 2000: _____________________.

THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1998, 1999 and 2000: $13,886, $16,444 and $15,670 respectively. For the six months ended December 31, 2000: _____________________.

DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$5,296,$13,569 and $21,716, respectively. For the six months ended November 30, 2000: $10,919.

THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998 1999 and 2000: $5,818, $14,804 and $24,487, respectively. For the six months ended November 30, 2000: $12,093.

U.S. EQUITY FUND--For the fiscal years ended May 31, 1998,1999 and 2000:
$12,419, $7,659 and $4,651, respectively. For the six months ended November 30, 2000: $1,587.

THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $30,613, $18,019 and $12,016, respectively. For the six months ended November 30, 2000: $4,344.

U.S. SMALL COMPANY FUND--For the fiscal year ended May 31, 1998, 1999 and 2000:
$15,145, $8,809 and $6,792, respectively. For the six months ended November 30, 2000: $2,981.

THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal year ended May 31, 1998, 1999 and 2000: $36,011, $13,942 and $11,170, respectively. For the six months ended November 30, 2000: $5,315.

OFFICERS

           The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

           The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

           DAVID WEZDENKO; President and Treasurer; Vice President, JPMIM. Mr. Wedenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

           SHARON WEINBERG; Vice President and Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

           PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

           CHRISTINE ROTUNDO; Assistant Treasurer. Vice President JPMIM. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

           STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

           LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

           JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

           JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

           MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

           LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

           ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

           As of the date of this SAI, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

CODES OF ETHICS

           The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISER

           Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. Prior to October 1, 1998, Morgan was each Fund's investment Adviser. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

           J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment Adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

           J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

           The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment Advisory services to others. The Adviser serves as investment Adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

           Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark.

           The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan

Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

           As compensation for the services rendered and related expenses such as salaries of Advisory personnel borne by the Adviser under the Investment Advisory Agreements, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

           Diversified Fund                                   0.55%
           Disciplined Equity:                                0.35%
           U.S. Equity:                                       0.40%
           U.S. Small Company:                                0.60%

           The table below sets forth for each Fund listed the Advisory fees paid by its corresponding Fund to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.

THE DIVERSIFIED FUND--For the fiscal years ended June 30, 1998, 1999 and 2000 the advisory fees paid by the Fund to Morgan, the Fund's Adviser prior to October 28, 1998, and to JPMIM, the Fund's current Adviser, after October 28, 1998, 1999 and 2000 were $2,359,972, $3,834,721 and $5,129,204, respectively.
See the Fund's June 30, 2000 Annual Report.

THE DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000: $628,965, $2,310,525 and $5,016,217, respectively. For the six months ended November 30, 2000: $3,004,635.

THE U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$3,534,791, $2,911,314 and $2,748,787, respectively. For the six months ended November 30, 2000: $1,223,277.

THE U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000: $6,161,868, $3,367,503 and $3,870,586, respectively. For the six months ended November 30, 2000: $2,274,480.

           The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Funds' Trustees, or by a vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

           Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

           J.P. Morgan Fund Distributors Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated August 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

           The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Funds' outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

           Prior to April 11, 2001, Funds Distributor, Inc. ("FDI") served as the Funds' distributor.

ADMINISTRATOR

           Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

           Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

           In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion, on an annualized basis for the Fund's then-current fiscal year. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

           Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' Sub-Administrator.

           Under prior Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI served as the Trust's and the Portfolios' Co-Administrator.

           For its services under the Co-Administration Agreements, each Fund and Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

           The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

DIVERSIFIED FUND--For the fiscal years ended June 30, 1998, 1999 and 2000:
$7,165, $17,847 and $7,858, respectively.

DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1998, 1999 and 2000:
$8,817, $9,900 and $8,873, respectively.

DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$4,082, $9,878 and $17,016, respectively. For the six months ended November 30, 2000: $8,208.

THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $3,742, $9,294 and $13,826, respectively. For the six months ended November 30, 2000: $5,219.

U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$9,349, $5,398 and $3,434, respectively. For the six months ended November 30, 2000: 1,181.

THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $18,971, $11,075 and $6,803, respectively. For the six months ended November 30, 2000: $1,862.

U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$11,396, $6,240 and $4,988, respectively. For the six months ended November 30, 2000: $2,261.

THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $22,248, $8,564 and $6,159, respectively. For the six months ended November 30, 2000: $2,303.

           The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio had entered into Administrative Services Agreements (the "Services Agreements") with Morgan Guaranty Trust Company of New York ("Morgan"), pursuant to which Morgan wad responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio.

           Under the amended Services Agreements, each Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services and the Trust. The table below sets forth for each Fund and the corresponding Portfolio the fees paid to Morgan, as Services Agent for the fiscal periods indicated.

DIVERSIFIED FUND--For the fiscal years ended June 30, 1997, 1998, and 1999:
$85,827, $121,374 and $156,038, respectively. For the six months ended December 31, 2000 (unaudited):

DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1998, 1999 and 2000:
$127,584, $186,594 and $238,077, respectively. For the six months ended December 31, 2000 (unaudited):

DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$49,243, $161,459 and $319,256, respectively. For the six months ended November 30, 2000 (unaudited): $185,835.

THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $53,654, $176,331 and $359,899, respectively. For the six months ended November 30, 2000 (unaudited): $205,831.

U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$108,362, $83,547 and $66,606, respectively. For the six months ended November 30, 2000 (unaudited): $26,709.

THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $265,956, $198,407 and $172,419, respectively. For the six months ended November 30, 2000 (unaudited): $73,354.

U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$131,588, $97,116 and $97,973, respectively. For the six months ended November 30, 2000 (unaudited): $50,998.

THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $309,695, $153,123 and $162,199, respectively. For the six months ended November 30, 2000 (unaudited): $90,870.

DISTRIBUTION PLANS

           The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of certain classes of certain JPMorgan Funds, which provide that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

           Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

           No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

           Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

           Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

           Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995.

           Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

CUSTODIAN AND TRANSFER AGENT

           Pursuant to the Custodian Contract and Fund Accounting Agreement between the Trust and Chase, dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding Fund securities and cash and maintaining the books of account and records of Fund transactions. Prior to that time the Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's and each of the Fund's custodian and fund accounting agent.

           DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

           Prior to May 5, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's transfer and dividend disbursing agent.

SHAREHOLDER SERVICING

           The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

           Under the Shareholder Servicing Agreement effective August 1, 1998, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of 0.10% for Institutional Shares and 0.25% for Select, Classes A, B and C Shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

           The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

DIVERSIFIED FUND--For the fiscal years ended June 30, 1998, 1999 and 2000:
$288,049, $455,106 and $628,625, respectively.

DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$165,144, $604,339 and $1,284,481, respectively. For the six months ended November 30, 2000: $774,979.

U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$360,672, $305,516 and $267,241, respectively. For the six months ended November 30, 2000: $111,332.

U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$437,716, $356,273 and $394,165, respectively. For the six months ended November 30, 2000: $212,751.

           The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

           The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

           Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

           Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

           The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

EXPENSES

           In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws.

           Morgan has agreed that it will reimburse the Funds noted below to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund) at the following annual rates of the Fund's average daily net assets for the periods indicated.

           Diversified Fund:
                     Institutional Shares       0.65% until September 7, 2004
                     Select Shares              0.91% until September 7, 2004
                     Class A                    1.10% until September 7, 2001
                     Class B                    1.60% until September 7, 2001
                     Class C                    1.60% until September 7, 2001

           Disciplined Equity Fund:
                     Institutional Shares       0.45% until September 7, 2004
                     Select Shares              0.72% until September 7, 2004
                     Class A                    0.95% until September 7, 2001
                     Class B                    1.45% until September 7, 2001
                     Class C                    1.45% until September 7, 2001

           U.S. Equity Fund
                     Institutional Shares       0.64% until September 7, 2004
                     Select Shares              0.79% until September 7, 2004
                     Class A                    1.05% until September 7, 2004

                     Class B                    1.75% until September 7, 2001
                     Class C                    1.75% until September 7, 2001

           U.S. Small Company Fund
                     Institutional Shares       0.83% until September 7, 2004
                     Select Shares              1.01% until September 7, 2004
                     Class A                    1.25% until September 7, 2001
                     Class B                    1.75% until September 7, 2001
                     Class C                    1.75% until September 7, 2001

           These limits do not cover extraordinary expenses. These reimbursement arrangements will continue for three years.

           The table below sets forth for each Fund and its former Portfolio listed the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

DIVERSIFIED FUND--(Includes expense reimbursement allocated from the Portfolio) For the fiscal years ended June 30, 1998, 1999 and 2000: $507,083, $756,422 and
$924,695, respectively.

DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1998, 1999 and 2000:
$247,773, $183,744 and $238,773, respectively.

DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$356,413, $902,328 and $1,299,067, respectively. For the six months ended November 30, 2000: $735,129.

THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: $110,241, N/A and N/A, respectively. For the six months ended November 30, 2000: N/A.

U.S. EQUITY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$114,954, $77,429 and $64,994, respectively. For the six months ended November 30, 2000: $28,212.

U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000:
N/A, N/A and N/A, respectively. For the six months ended November 30, 2000: N/A.

U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1998, 1999 and 2000:
$230,707, $160,843 and $79,145, respectively. For the six months ended November 30, 2000: $2,874.

U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1998, 1999 and 2000: N/A, N/A and N/A, respectively. For the six months ended November 30, 2000: N/A.

PURCHASE OF SHARES

           ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out your account and send the proceeds to the address of record.

           METHOD OF PURCHASE. Investors may open accounts with the Funds only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Funds are authorized to accept any instructions relating to a Fund account from the Shareholder Servicing Agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of the Shareholder Servicing Agent may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

           References in the Prospectuses and this SAI to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Funds may make transactions in shares of the Funds.

           Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day each Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Funds. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Funds for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

           CLASS A SHARES - INITIAL SALES CHARGE. The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Funds receive the net asset value. The sales charge is allocated between your broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                    SALES CHARGE AS A PERCENTAGE OF:             AMOUNT OF SALES
                                                                                                 CHARGE REALLOWED
                                                                                                 AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE         OFFERING PRICE         NET AMOUNT INVESTED       OFFERING PRICE
Under 100,000                                   5.75%                  6.10%                     5.00%
100,000 but under 250,000                       3.75%                  3.90%                     3.25%
250,000 but under 500,000                       2.50%                  2.56%                     2.25%
500,000 but under 1,000,000                     2.00%                  2.04%                     1.75%

           There is no initial sales charge on purchases of Class A shares of $1 million or more.

           The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

           Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Funds with purchases of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

           The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If the investor has not remitted the applicable amount within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

           Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan Series Trust fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

           An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

           A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Funds. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

           Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult with their investment representatives or the J.P. Morgan Fund Service Center for details about J.P. Morgan's combined purchase privilege, Cumulative Quantity Discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

           Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

           No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

           Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

           Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

           Purchases of a Fund's Class A shares may also be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the J.P. Morgan Funds Service Center.

           Each Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Fund.

           Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. The Shareholder Servicing Agent may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

           Investors may redeem shares of the Funds as described in the Prospectuses. The Funds generally intend to pay redemption proceeds in cash, however, they reserve the right at their sole discretion to pay redemption over $250,000 in-kind with portfolio securities rather than cash. See below and "Exchange of Shares."

           Class B and Class C Shares - Contingent Deferred Sales Charge
("CDSC")

           The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Funds' systematic withdrawal plan, subject to the conditions described in the applicable Prospectus. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan;
(iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Shareholders acquiring Class B Shares as part of a reorganization will be entitled to adjustments to their holding period for purposes of calculating the CDSC and conversion to Class A shares in accordance with the prospectus and proxy statement relating to such reorganization.

           The Trust, on behalf of each Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

           If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

           In general, the Funds will attempt to select securities for in-kind portfolio redemptions that approximate the overall characteristics of the Funds. The Funds will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value each Fund's portfolio securities. The Funds will not redeem their shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectus for information on redemptions in-kind.

           OTHER REDEMPTION PROCESSING INFORMATION. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless a Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Funds reserve the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

           For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

           Subject to the limitations below, an investor may exchange shares from a Fund into shares of any other J.P. Morgan Series Trust Fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash, however, since each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind with portfolio securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

           The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the applicable Prospectus.

CONVERSION OF SHARE CLASS

           Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after eight years have elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

DIVIDENDS AND DISTRIBUTIONS

           Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

           Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

           If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 NET ASSET VALUE

           Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

           The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

           The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

           Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

           Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

           Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

           Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

           Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

           From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI.

           A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

           The Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

           YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

           TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

           Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

           Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund and will be presented in accordance with applicable SEC staff interpretations.

           The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

           The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

           Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

           DIVERSIFIED FUND (12/31/00): Average annual total return, 1 year:
6.88%; average annual total return, 5 years: 15.24%; average annual total return, commencement of operations(****) to period end: 13.47%; aggregate total return, 1 year: 6.88%; aggregate total return, 5 years: 103.21%; aggregate total return, commencement of operations(*) to period end: 138.34%.

           DISCIPLINED EQUITY FUND (11/30/00): Average annual total return, 1 year: (7.67)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 3, 1997) to period end: 16.72%; aggregate total return, 1 year: (7.67)%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 3, 1997) to period end: 82.92%.

           U.S. EQUITY FUND (11/30/00): Average annual total return, 1 year:
(3.74)%; average annual total return, 5 years: 16.02%; average annual total return, 10 years: 16.36%; aggregate total return, 1 year: (3.74)%; aggregate total return, 5 years: 110.22%; aggregate total return, 10 years: 355.18%.

           U.S. SMALL COMPANY FUND (11/30/00): Average annual total return, 1 year: (5.86)%; average annual total return, 5 years: 10.46%; average annual total return, 10 years: 15.90%; aggregate total return, 1 year: (5.86)%; aggregate total return, 5 years: 68.18%; aggregate total return, 10 years:
337.46%.

           GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

-------------------
**** Diversified Fund Commenced public investment operations on September 10, 1993.

           Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

           From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated Fund holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

PORTFOLIO TRANSACTIONS

           The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

           Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

           Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

           In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

           In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

           The Funds paid the following brokerage commissions for the indicated fiscal periods:

DIVERSIFIED FUND--For the fiscal years ended June 30, 1998, 1999 and 2000:
$314,363, $557,819 and $712,450, respectively. For the six months ended December 31, 2000: ________________.

DISCIPLINED EQUITY FUND --For the fiscal years ended May 31, 1998, 1999 and 2000: $175,629, $504,145 and $833.195, respectively. For the six months ended November 30, 2000: $897,374.

U.S. EQUITY FUND --For the fiscal years ended May 31, 1998, 1999 and 2000:
$1,614,293, $1,163,432 and $1,148,804, respectively. For the six months ended November 30, 2000: $527,624.

U.S. SMALL COMPANY FUND --For the fiscal years ended May 31, 1998, 1999 and 2000: $1,662,968, $979,033 and $410,368, respectively. For the six months ended November 30, 2000: $475,041.

           The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

           Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

           On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

           If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

           The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

           Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds" and the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

           Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

           No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

           The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

           The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

           The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

           The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

           The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

           Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

           Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

           The Trustees have authorized the issuance and sale to the public of 22 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

           For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

TAXES

           The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this SAI. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

           Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

           As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

           Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

           For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

           Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Each Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividend-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over-distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

           Gains or losses on sales of Fund securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

           Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

           Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax Advisers concerning the limitations on the deductibility of capital losses.

           Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

           Certain forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

           Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

           The Funds invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares. In addition, certain interest charges may be imposed on a Fund as a result of such excess distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

           The Funds will be permitted to "mark to market" any marketable stock held by a Fund in a PFIC. If a Fund made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

           For federal income tax purposes, the funds listed below had capital loss carryforwards for the periods indicated:

           To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

           If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

           FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Under United States Treasury regulations that will generally apply to such dividends paid after December 31, 2000, (the "Final Withholding Regulations"), you must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. The Final Withholding Regulations also provide look-through rules for tiered partnerships.

           If you are eligible for a reduced rate of United States withholding tax under a tax treaty, you may obtain a refund or any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service. Distributions treated as long - term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

           In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

           FOREIGN TAXES. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of a Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

           STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax Advisers with respect to any state or local taxes.

           OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

           As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

           Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

           Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

           No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

            The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Institutional Funds Service Center at (800)766-7722.

                                                DATE OF ANNUAL REPORT;
                                               DATE ANNUAL REPORT FILED;
   NAME OF FUND                                 AND ACCESSION NUMBER
  ----------------------------------- ------------------------------------------

J.P. Morgan Diversified Fund          06/30/00; 08/25/00; 0000912057-00-039113
 J.P. Morgan Disciplined Equity Fund  11/30/00*; 01/29/01*; 0000894088-01-000010
 J.P. Morgan U.S. Equity Fund         11/30/00*; 01/29/01*; 0000894088-01-000010
 J.P. Morgan U.S. Small Company Fund  11/30/00*; 01/29/01*; 0000894088-01-000023

----------------------------------------
*  Indicates semi-annual report

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

                 STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

           AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

           AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

           A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

           BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

           BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

           B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           CC--An obligation rated CC is currently highly vulnerable to nonpayment.

           C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

           A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

           A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

           SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

           SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

           AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

           A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

           PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           -          Leading market positions in well established industries.

           -          High rates of return on funds employed.

           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

           MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

           MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

   The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED July 27, 2001

                        J.P. MORGAN INSTITUTIONAL FUNDS


                  JP MORGAN FLEMING INTERNATIONAL EQUITY FUND
                 JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                September , 2001


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED SEPTEMBER , 2001 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED JULY 27, 2001 AND THE SEMI ANNUAL REPORT DATED APRIL 30, 2001 FOR JPMORGAN FLEMING INTERNATIONAL EQUITY FUND, JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND AND JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND. THE PROSPECTUS AND THE FINANCIAL STATEMENTS,INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, ATTENTION: J.P. MORGAN FUNDS (800) 221-7930.




TABLE OF CONTENTS                                   PAGE

--------------------------------------------------------
General...........................................    3
Investment Objective And Policies.................    3
Investment Restrictions...........................   28
Trustees .........................................   29
Advisory Board....................................   31
Officers..........................................   32
Codes Of Ethics...................................   33
Investment Adviser................................   33
Administrator.....................................   35
Distributor.......................................   36
Sub-Administrator.................................   37
Co-Administrator..................................   37
Services Agent....................................   40
Custodian And Transfer Agent......................   41
Shareholder Servicing.............................   42
Financial Professionals...........................   43
Independent Accountants...........................   43
Expenses..........................................   43
Purchase Of Shares................................   45
Redemption Of Shares..............................   47
Exchange Of Shares................................   48
Dividends And Distributions.......................   49
Net Asset Value...................................   50
Performance Data..................................   51
Fund Transactions.................................   54
Massachusetts Trust...............................   56
Description Of Shares.............................   56
Taxes.............................................   58
Additional Information............................   62
Financial Statements..............................   62
Appendix A--Description Of Security Ratings.......  A-1

                                     GENERAL

    This Statement of Additional Information relates only to the JPMorgan Fleming International Equity Fund, JPMorgan Fleming Emerging Markets Equity Fund, and JPMorgan Fleming International Opportunities Fund (collectively, the "Funds"). Each of the Funds is a separate series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Until , 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invested in a Portfolio through a two-tier master-feeder investment fund structure.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                        INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus. The investment objectives of each Fund and the investment objectives of its corresponding Fund are identical. Accordingly, references below to a Fund also include the corresponding Fund; similarly, references to a Fund also include the corresponding Fund unless the context requires otherwise.

    THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their Funds by investing in an actively managed Fund of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index (the "EAFE Index"). The Fund's investment objective is to provide high total return from a Fund of equity securities of foreign corporations.

    The International Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the International Equity Fund expects to invest at least 65% of its total assets in such securities. The Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

              INVESTMENT PROCESS FOR THE INTERNATIONAL EQUITY FUND

    COUNTRY ALLOCATION: JPMIM's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks. Using a proprietary approach, JPMIM calculates this risk premium for each of the nations in the International Equity Fund's universe, determines the extent of its deviation--if any--from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, JPMIM analyzes a variety of qualitative factors as well, including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. JPMIM places limits on the total size of the International Equity Fund's country over- and under-weightings relative to the EAFE Index.

    STOCK SELECTION: JPMIM's more than 90 international equity analysts, each an industry and country specialist with an average of nearly ten years of experience, forecast normalized earnings and dividend payouts for roughly 1,200 non-U.S. companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the EAFE Index, the International Equity Fund's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

    CURRENCY MANAGEMENT: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Equity Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Equity Fund's investment strategy.

    J.P. MORGAN EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to achieve a high total return from a Fund of equity securities of companies in emerging markets.

    The Emerging Markets Equity Fund seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Emerging Markets Equity Fund expects to invest at least 65% of its total assets in such securities and it may also invest up to 20% in debt securities of emerging markets issuers. The Emerging Markets Equity Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

            INVESTMENT PROCESS FOR THE EMERGING MARKETS EQUITY FUND

    COUNTRY ALLOCATION: JPMIM's country allocation decision begins with a forecast of the expected return of each market in the Emerging Markets Equity Fund's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. JPMIM then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Emerging Markets Equity Fund's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted.

    STOCK SELECTION: JPMIM's 25 emerging markets equity analysts, each an industry specialist, monitor a universe of approximately 325 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the Emerging Markets Equity Fund's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of JPMIM's rankings.

    J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND (the "International Opportunities Fund") is designed for long-term investors who want to invest in an actively managed Fund of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide high total return from a Fund of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

    The International Opportunities Fund seeks to achieve its investment objective by investing primarily in Equity Securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the International Opportunities Fund expects to invest at least 65% of its total assets in such securities. The International Opportunities Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

          INVESTMENT PROCESS FOR THE INTERNATIONAL OPPORTUNITIES FUND

    STOCK SELECTION: JPMIM's approximately 90 international equity analysts and 23 emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the International Opportunities Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

    CURRENCY MANAGEMENT: JPMIM actively manages the currency exposure of the International Opportunities Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Opportunities Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Opportunities Fund's investment strategy.

    COUNTRY ALLOCATION (DEVELOPED COUNTRIES): The International Opportunities Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the International Opportunities Fund's benchmark.




                               EQUITY INVESTMENTS

    The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

    Certain Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BRADY BONDS. The Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Emerging Markets Equity Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                      INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's Fund holdings for purposes of determining the Fund's net asset value.

                            FIXED INCOME INVESTMENTS

    Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). Certain Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the

Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    Each of the Funds may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

    CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Fund). As a shareholder of another investment company, a Fund or Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisery and other expenses that a Fund or Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its Advisery fee from the Fund in an amount sufficient to offset any doubling up of investment Advisery, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds except the California Bond Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

    It is the current policy of the California Bond Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the California Bond Fund may invest in securities which are unrated, if in the Adviser's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

    The California Bond Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The California Bond Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The California Bond Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the California Bond Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the California Bond Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                                  FUND TURNOVER

    The table below sets forth the Fund turnover rates for the Funds corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

                             INVESTMENT RESTRICTIONS

    The investment restrictions of each Fund and its corresponding Fund are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Fund unless the context requires otherwise; similarly, references to a Fund also include its corresponding Fund unless the context requires otherwise.

    The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Fund, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Funds and may be changed by their

Trustees. These non-fundamental investment policies require that the Funds and their corresponding Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is
____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
-------------------------.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is _____________________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Comlex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Fund, the J.P. Morgan Institutional Funds, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $___________ (adjusted as of ___________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                                AGGREGATE TRUSTEE        PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                            COMPENSATION PAID BY THE   BENEFITS ACCRUED AS PART     "FUND COMPLEX" DURING
                                                TRUST DURING 2000         OF FUND EXPENSES**              2000 (1)
William J. Armstrong, Trustee                          N/A                     $ 41,781                   $131,781
Roland R. Eppley, Jr., Trustee                         N/A                     $ 58,206                   $149,206
Ann Maynard Gray, Trustee                                                         N/A                     $ 75,000
Matthew Healey, Trustee (2)                                                       N/A                     $ 75,000
Fergus Reid, III, Chairman *                           N/A                     $110,091                   $312,841
James J. Schonbachler, Trustee                                                    N/A                     $ 75,000
Leonard M. Spalding, Jr., Trustee [*]                  N/A                     $ 35,335                   $124,335
H. Richard Vartabedian, Trustee                        N/A                     $ 86,791                   $221,141

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]
** On February 22, 2001, the Board of Trustees voted to terminate the Retirement
   Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3) Total number of investment company boards served on within the Fund
    Complex.


Audit Committee

         The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

         Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

         The aggregate fees paid to Pierpont Group, Inc. by the ________________

                                                FISCAL YEARS ENDING
                                          -----------------------------
                                            1998        1999      2000
                                          -------     -------   -------
INTERNATIONAL EQUITY FUND (10/31)          ____%       ____%     ____%

EMERGING MARKETS EQUITY FUND (10/31)       ____%       ____%     ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)   ____%       ____%     ____%

OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    DAVID WEZDENKO; President and Treasurer; Vice President, JPMIM. Mr. Wedenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Vice President and Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

    CHRISTINE ROTUNDO; Assistant Treasurer. Vice President JPMIM. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.



                                 CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. Prior to October 1, 1998, Morgan was each Fund's investment Adviser. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment Adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment Advisory services to others. The Adviser serves as investment Adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Funds in which the Funds invest are currently: The International Equity Fund--EAFE; The Emerging Markets Equity Fund--MSCI Emerging Markets Free Index; The International Opportunities Fund-- MSCI All Country World Index Free (ex-U.S.).

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of Advisory personnel borne by the Adviser under the Investment Advisory Agreements, the Fund corresponding to each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.


INTERNATIONAL EQUITY FUND (10/31)                          0.00%

EMERGING MARKETS EQUITY FUND (10/31)                       0.00%

INTERNATIONAL OPPORTUNITIES FUND (11/30)                   0.00%

    The table below sets forth for each Fund listed the Advisery fees paid by its corresponding Fund to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.

                                                FISCAL YEARS ENDING
                                          -----------------------------
                                            1998        1999      2000
                                          -------     -------   -------
INTERNATIONAL EQUITY FUND (10/31)          ____%       ____%     ____%

EMERGING MARKETS EQUITY FUND (10/31)       ____%       ____%     ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)   ____%       ____%     ____%

    The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                  ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Funds and the administrator of the Portfolio. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' and Portfolio's independent contractors and agents; preparation for signature by an officer of the Trust and Portfolio of all documents required to be filed for compliance by the Trust and Portfolio with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreements Morgan is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Morgan pursuant to the Administration Agreements, Morgan receives from each Fund a fee computed daily and paid monthly at an annual rate equal to % of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

                                   DISTRIBUTOR

    J.P. Morgan Fund Distributors Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by Customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                                SUB-ADMINISTRATOR

    The Trust has entered into a Sub-Administration Agreement with an affiliate of the Distributor Dated April 11, 2001 (the "Distribution Agreement") with an affiliate of the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. An affiliate of the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    Such affiliate may provide promotional incentives to broker-dealers that meet specified sales targets for one or more J.P. Morgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    Such affiliate may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by the Distributor out of compensation retained by it from the Fund or other sources available to it.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of % of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


Under former Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Funds' Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and Fund had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of certain classes of certain JPMorgan Funds, which provide that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.75% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995.

    Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                 SERVICES AGENT

    The Trust, on behalf of each Fund, and each Fund's corresponding Fund have entered into Administrative Services Agreements (the "Services Agreements") with Morgan Guaranty Trust Company of New York ("Morgan") effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Fund. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

    Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

    Under the amended Services Agreements, the Funds have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the Distributor. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provides similar services and J.P. Morgan Series Trust. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.

    Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, certain Funds and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Custodian Contracts and Fund Accounting Agreement with Chase dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding Fund securities and cash and maintaining the books of account and records of Fund transactions. In the case of foreign assets held outside the United States, thecustodian employs various subcustodians. Prior to that time The Bank of New York ("BONY"), One Wall Street, New York, New York 10286,serves as the Trust's and each of the Fund's custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                              SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

    The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan Chase or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                             FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan Chase.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and the Distributor under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Adviser," "Sub-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan, an affiliate of JPMC, has agreed that it will reimburse the Funds noted below until February 28, 2002 to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Fund) at the following annual rates of the Fund's average daily net assets.





INTERNATIONAL EQUITY FUND                             ____%

EMERGING MARKETS EQUITY FUND                          ____%

INTERNATIONAL OPPORTUNITIES FUND                      ____%



    These limits do not cover extraordinary expenses. These reimbursement/waiver arrangements will continue through at least February 28, 2002.

    The table below sets forth for each Fund and its corresponding Portfolio listed the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

    The table below sets forth the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

                               PURCHASE OF SHARES

    ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

    METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

    References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

    Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Fund; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Fund); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchase qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    Investors may be eligible to buy Class A shares at reduced sales charges. One's investment representative or the JPMorgan Funds Service Center should be consulted for details about JPMorgan Fund's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if an investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy the shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

                              REDEMPTION OF SHARES

    If the Trust on behalf of a Fund and its corresponding Fund determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing Fund securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Fund and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Fund. The Funds have advised the Trust that the Funds will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

    FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its Fund securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

                               EXCHANGE OF SHARES

    An investor may exchange shares from any Fund into shares of any other J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Each Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a Fund of representative securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redemeed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rate portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds corresponding to each Fund in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

    Below is set forth historical yield information for the Funds for the periods indicated:


                                                    30-DAY YIELD 2000
                                         ---------------------------------------

INTERNATIONAL EQUITY FUND (10/31)                        ____%

EMERGING MARKETS EQUITY FUND (10/31)                     ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)                 ____%


    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

                                               FISCAL YEARS ENDING 2000
                                         -----------------------------------
                                           1 YEAR      5 YEARS       SINCE
                                                                   INCEPTION
INTERNATIONAL EQUITY FUND (10/31)          ____%        ____%        ____%

EMERGING MARKETS EQUITY FUND (10/31)       ____%        ____%        ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)   ____%        ____%        ____%

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

-------------------

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

                                FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    The Funds or their predecessors corresponding to the Global 50 Fund, Global Healthcare Fund Emerging Markets Equity or International Opportunities paid the following brokerage commissions for the indicated fiscal periods:

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%       ____%

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                               MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

    The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 22 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                                      TAXES

    The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

    Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

    As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

    Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

    For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

    Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Each Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividend-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over-distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

    Gains or losses on sales of Fund securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

    Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

    Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax Advisers concerning the limitations on the deductibility of capital losses.

    Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    Certain forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

    Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

    The Funds invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares. In addition, certain interest charges may be imposed on a Fund as a result of such excess distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

    The Funds will be permitted to "mark to market" any marketable stock held by a Fund in a PFIC. If a Fund made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

    For federal income tax purposes, the funds listed below had capital loss carryforwards for the periods indicated:

                                                 FISCAL YEARS ENDING
                                           -------------------------------
                                             1998        1999        2000
                                           -------     -------     -------
INTERNATIONAL EQUITY FUND (10/31)           ____%       ____%       ____%

EMERGING MARKETS EQUITY FUND (10/31)        ____%       ____%       ____%

INTERNATIONAL OPPORTUNITIES FUND (11/30)    ____%       ____%      ____%

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

    If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

    FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Under United States Treasury regulations that will generally apply to such dividends paid after December 31, 2000, (the "Final Withholding Regulations"), you must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. The Final Withholding Regulations also provide look-through rules for tiered partnerships.

    If you are eligible for a reduced rate of United States withholding tax under a tax treaty, you may obtain a refund or any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service. Distributions treated as long - term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

    In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

    FOREIGN TAXES. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund (including its share of the assets of the corresponding Fund) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of a Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

    STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax Advisers with respect to any state or local taxes.

    OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of

Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Funds are organized as New York trusts. The Funds are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Fund does not cause the Fund to be liable for any income or franchise tax in the State of New York.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                     PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a) 1 Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

     (a) 2 Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a) 3 Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a) 4 Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a) 5 Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a) 6 Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a) 7 Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a) 8 Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a) 9 Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a) 10 Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (b)    Restated By-Laws of Registrant.*

     (b)(1) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment to the Registration statement on February 28, 2000 (Accession Number 0001041455-00-000056).

     (e) Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").*

     (g) 1 Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").*

     (g) 2 Custodian Contract between Registrant and The Bank of New York incorporated herein by reference to Post Effective Amendment 71 to the Registration statement on February 28, 2000 (Accession Number
0001041455-00-000056

     (h) 1  Co-Administration Agreement between Registrant and FDI.*

     (h) 2 Restated Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan Guaranty") filed as Exhibit
(h)2 to Post Effective Amendment No. 54 to the Registration Statement on August 25, 1998 (Accession No. 0001041455-98-000053).

     (h) 3 Transfer Agency and Service Agreement between Registrant and State Street.*

     (h) 4 Restated Administrative Services Agreement between Registrant and Morgan Guaranty.*

     (h) 5 Fund Services Agreement, as amended, between Registrant and Pierpont Group, Inc.*

     (h) 6  Service Plan with respect to Registrant's Service Money Market
Funds.**

     (h) 7 Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h) 8  Amended Service Plan with respect to Registrant's Disciplined
Equity - Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h) 9 Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (i)    Opinion and consent of Sullivan & Cromwell.*

     (j)    Consent of independent accountants, filed herewith.

     (l)    Purchase agreements with respect to Registrant's initial shares.*

     (m) Rule 12b-1 Plan incorporated herein by reference to PEA No. 78 to the Registration Statement filed August 1, 2000 (Accession Number
0000894088-00-000008).

     (n)    Financial Data Schedules (not required).

     (p)(1) Codes of Ethics for J.P. Morgan Institutional Funds and for the Master Portfolios, incorporated herein by reference to Post-Effective Amendment No 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (p)(2) Codes of Ethics for J.P. Morgan Investment Management Inc. and for Funds Distributor, Inc. incorporated herein by reference to Post Effective Amendment No. 73 to the Registration Statement filed on April 4, 2000 (Accession Number 0001041455-00-000087).

     (p)(3) Amended Code of Ethics for J.P. Morgan Investment Management Inc. incorporated herein by reference to Post-Effective Amendment No. 82 to the Registration Statement filed on February 28, 2001 (Accession
Number 0001005477-01-001655).

    (99)(a) Powers of Attorney for: David Wezdenko, William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding and H. Richard Vartabedian, filed herewith.

------------------
     * Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

    ** Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

          ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     Not applicable.

          ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Not Applicable.

          ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, NY 10036. JPMorgan Fund Distributors, Inc. is an indirect wholly-owned subsidiary of BISYS Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     Mutual Fund Group
     Mutual Fund Investment Trust
     Mutual Fund Master Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Capital Growth Portfolio
     Growth and Income Portfolio
     International Equity Portfolio

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                         Position and Offices                   Position and Offices
Name and Address                         With Distributor                       with Registrant
----------------                         --------------------                   --------------------
Lynn J. Mangum                           Chairman                               None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                       Director and Exec. Vice President      None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                        President                              None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                       Senior Vice President                  None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                             Vice President                         None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                            Vice President/Compliance              None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                          Vice President                         None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                           Vice President                         None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                        Assistant Secretary                    None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                              Assistant Secretary                    None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                           Executive Vice President/COO           None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                               Vice President/CFO                     None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                         Vice President                         None
3435 Stelzer Road
Columbus, OH 43219


     (c) Not applicable.

         ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     MORGAN GUARANTY TRUST COMPANY OF NEW YORK: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     STATE STREET BANK AND TRUST COMPANY: 1776 Heritage Drive, North Quincy, Massachusetts 02171 and 40 King Street West, Toronto, Ontario, Canada M5H 3Y8 (records relating to its functions as fund accountant, custodian, transfer agent and dividend disbursing agent).

     THE BANK OF NEW YORK: 1 Wall Street New York, New York 10086 (records relating to its functions as fund accountant and custodian).

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 1211 Avenue of the Americas, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

         ITEM 29. MANAGEMENT SERVICES.

     Not Applicable.

         ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of July, 2001.

                          By         /s/ David Wezdenko

                                     ---------------------------------------
                                     David Wezdenko
                                     President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 27, 2001

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

     H. Richard Vartabedian*
     ------------------------------------
     H. Richard Vartabedian
     Trustee


                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      as attorney-in-fact pursuant to a power of
                                      attorney.

                                   INDEX TO EXHIBITS


EXHIBIT NO.                    DESCRIPTION OF EXHIBITS
-----------                    -----------------------
Ex. 99(j)                      Consent of Independent Accountants
Ex. 99(a)                      Powers of Attorney